EXHIBIT 10.57




                                 TABLE OF CONTENTS

Clause  Heading
                                                                        Page

1.      DEFINITIONS AND INTERPRETATION                                     1
1.1     Definitions                                                        1
1.2     Interpretation                                                    11
2.      Effectiveness                                                     12
3.      DEVELOPER'S PLANNING OBLIGATIONS                                  13
4.      TENANT'S PLANNING OBLIGATIONS                                     15
5.      FIT OUT WORKS INFORMATION                                         18
6.      ADDITIONAL CONTRACT SUM AND FIT OUT WORKS COSTS                   20
7.      CONDITIONALITY                                                    22
8.      EXECUTION OF THE WORKS                                            22
8.1     Execution                                                         22
8.2     Alterations                                                       23
8.3     Fixtures and Fittings                                             23
8.4     Prohibited Materials                                              23
8.5     Liability for Design                                              23
8.6     CDM Regulations                                                   24
9.      TIME FOR COMPLETION OF THE WORKS                                  24
10.     WARRANTIES                                                        25
11.     INFORMATION                                                       25
11.1    Information as to Progress                                        25
11.2    Monthly Progress Meetings                                         25
11.3    Inspection                                                        26
12.     INSPECTION OF DEVELOPER'S WORKS                                   26
12.1    Inspection                                                        26
12.2    Representations to Employer's Agent                               27
13.     PRACTICAL COMPLETION                                              27
13.1    Inspection of the Works                                           27
13.2    Further Inspection(s)                                             27
13.3    Snagging List                                                     27
13.4    Copy Certificate and Snagging List                                27
14.     TENANT'S WORKS                                                    28
14.1    Tenant's Access                                                   28
14.2    Consents and Tenant's Works                                       28
14.5    No Interference with Works                                        30
14.6    Tenant's Responsibility                                           30
14.7    Indemnity                                                         30
14.8    Power Supply                                                      31
15.     INSURANCE                                                         31
15.1    Insurance of Works under Building Contract                        31
15.2    Insurance of Works under Leases                                   31
15.3    Insurance of Tenant's Works                                       31
15.4    Evidence of Cover                                                 32
16.     GRANT OF LEASE PARKING AREA DEED AND RENT DEPOSIT DEEDS
        AND EXCLUSION ORDER                                               32
16.1    Grant                                                             32
16.2    Acceptance                                                        32
16.3    Lease Terms                                                       33
16.4    Completion                                                        34
16.5    Exclusion Order                                                   34
17.     MEASUREMENT                                                       35
17.1    Measurement of Unit 8 and Unit 9                                  35
18.     OCCUPATION                                                        35
19.     RENT                                                              36
20.     INSURANCE AND SERVICE CHARGE                                      36
21.     DEFECTS                                                           36
22.     TENANT'S OBLIGATIONS                                              37
23.     VAT                                                               37
24.     INTEREST                                                          37
25.     TITLE                                                             37
26.     MATTERS AFFECTING THE LEASE                                       38
26.1    Matters                                                           38
26.2    No Requisitions                                                   38
27.     USER                                                              39
28.     NON-MERGER                                                        39
29.     GENERAL PROVISIONS                                                39
30.     FORFEITURE                                                        39
31.     ACKNOWLEDGEMENTS                                                  40
31.1    Acknowledgements                                                  40
31.2    Entire Contract                                                   40
32.     NOTICES                                                           40
33.     DISPUTES                                                          41
33.1    Disputes generally                                                41
33.2    Disputes over construction of Agreement                           41
33.3    Disputes regarding Determination                                  42
33.4    Appointment of Expert                                             42
34.     LANDLORD'S LIABILITY                                              42
34.1    Personal Obligations                                              42
34.2    Right to Assign                                                   43
34.3    Assignment                                                        43
35.     GUARANTOR'S COVENANT                                              43
36.     JURISDICTION                                                      44
36.1    English Law                                                       44
36.2    English Courts                                                    45
36.3    Service of Notices on Guarantor                                   45
FIRST SCHEDULE (Prohibited Materials)                                     47
SECOND SCHEDULE (Onerous Conditions)                                      48
THIRD SCHEDULE (Fit Out Works)                                            49
FOURTH SCHEDULE Tenants Works - brief details of parts thereof already
approved in principle                                                     50
ANNEXURES                                                                 51

THIS AGREEMENT FOR LEASE is made the                            1999
BETWEEN:

(1)     HELIOS (PARK ROYAL) LIMITED (Company Number 255294) of 2
Berkeley Square London W1X 5HG (the "Developer" which expression shall include any assignee of the Developer's interest under this Agreement);

(2) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS (the "Landlord" which expression shall include any assignee of the Landlord's interest under this Agreement);

(3) EXODUS INTERNET LIMITED (Company Number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(4) EXODUS COMMUNICATIONS INC 2831 Mission College Boulevard Santa Clara CA 95054-1838 USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London Wall London
EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord and the Developer (the "Guarantor").


1.      DEFINITIONS AND INTERPRETATION

1.1     Definitions

Where in this Agreement the following words begin with a capital letter they have the following meanings (unless the context otherwise requires):

"Access Date" means the date (if any) prior to the Date of Practical Completion (but in any event no more than four weeks prior to the anticipated Date of Practical Completion certified by the Employers Representative) upon which the Employer's Representative certifies that the Tenant may have access to the Premises for the purpose of carrying out the Tenant's Works (but no such certificate shall be given unless full and free access to the Premises is available for the Tenant and unless the Works have reached a sufficiently advanced stage to enable the Tenant to commence and thereafter carry out the Tenant's Works without delaying completion of the Works).

"Additional Costs" the Developer's reasonable bona fide estimate of the amount of additional costs and expenses arising out of any Developer's Onerous Conditions attached to the grant of planning permission in respect of either the Application or the Tenant's Application (based on facts and information disclosed to the Tenant upon reasonable request).

"Agreed Term" means 25 years commencing on the Quarter Day (as defined in the Leases) immediately preceding the Date of Practical Completion.

"Application" means the application for reserved matters approval pursuant to the Outline Planning Permission in respect of the Base Build Works which was made by or on behalf of the Developer to the London Borough of Ealing on 17th March
1999.

"Architect" means William Gower Partnership Limited or such other professionally qualified Architect as the Developer may from time to time appoint and notify to the Tenant in writing.

"Base Build Works" that part of the Works as are identified in the specification annexed and marked "Outline Specification
(Employers Requirements) Phase 3 - Units 8 & 9".

"Building Contract" means the contract made between the Developer and the Contractor for the construction of the Works which shall be in the form of the JCT Standard Form of Building Contract with Contractors Design 1998 edition together with amendments previously agreed by the Tenant.

"Certificate of Practical Completion" means the certificate of practical completion or statement of practical completion (as appropriate) issued pursuant to the Building Contract to indicate that practical completion has been achieved.

"CDM Regulations" means the Construction (Design & Management)
Regulations 1994.

"Clause" means a clause in this Agreement.

"Common Parts" are as defined in the Leases.

"Completion Date" means five Working Days after whichever is the latest of:

(a)     the Date of Practical Completion; and

(b) the date both the Unit 8 Rent and the Unit 9 Rent are agreed or determined pursuant to Clause 17.

"Contract Sum" means the lower of (a) L 1,943,900 and (b) the actual sum specified as the contract sum in the Building
Contract.

"Conduits" are as defined in the Leases.

"Contractor" means Tolent Construction Limited or such other contractor which has entered into or shall enter into the Building Contract.

"Corridor" means the land between Unit 7 Phase 1 Matrix Park
Coronation Road Park Royal London NW10 and Unit 8, shown for the purpose of identification only edged red on the plan annexed to the Corridor Lease.

"Corridor Lease" means the lease of the Corridor in the form of draft annexed hereto.

"Date of Practical Completion" means the date on which the Works are practically completed in accordance with the Building Contract being the date specified in the Certificate of Practical Completion and the expressions "practical completion" and "practically completed" shall be construed accordingly and without reference to:

(a) any works of an unfinished nature which would normally be the subject of a building contractor's snagging list

(b) any unfinished landscaping works the completion of which is to be postponed in whole or in part to the next planting season

(c)     any defects liability period.

"Developer's Onerous Conditions" means any conditions which would have an adverse effect (having regard in the case of paragraphs (a) and (b) below to the Developer's reasonable expectation or assessment of all the relevant issues as at the date of this Agreement) upon any of the following:

(a) the cost to the Developer of designing and/or constructing the Works;

(b) the time required by the Developer to complete the construction of the Works; or

(c) the capital value of the Estate to the Landlord once the Works are completed unless in relation to paragraphs (a) or (b) above the Tenant has paid the Additional Costs to the Developer or has provided such reasonable security reasonably requested by the Developer for the payment of the Additional Costs all in accordance with Clauses 3.10 or 4.9 provided that such conditions shall not be regarded as adverse if the required Additional Costs would be less than L 5,000.

"Documents" means the plans numbered A3159.003.PO1, A3159:003.P02B, A3159:003.P03 and A3159:003:P04D (all dated
March 1999) and F1.9707.10 (dated October 97) and the outline specification (employers requirements) revision (ix) annexed hereto.

"Employer's Agent" means Gleeds Management Services or such other professionally qualified employer's agent as the Developer may from time to time appoint and notify to the Tenant in writing.

"Employer's Representative" means the Employer's Agent or such other properly qualified person as the Developer shall notify to the Tenant in writing from time to time.

"Estate" has the meaning ascribed to that term in the Leases.

"Exclusion Order" means an order granted on
               pursuant to s.38(4) Landlord and Tenant Act
1954 (as amended by s.5 Law of the Law of Property Act 1969) and the joint originating application made by the Landlord and
the Tenant dated                         operating to
exclude the tenancy to be created by the Corridor Lease from the security of tenure provisions afforded by sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended).

"Fit Out Consents" means all relevant permissions and consents (other than the Satisfactory Tenant's Planning Permission) including but not limited to Building Regulation and Fire Authority approvals and requirements set out by the statutory undertakings (i.e. gas, water and electric boards) which are necessary for the Fit Out Works.

"Fit Out Works" means that part of the Works specified in the Third Schedule.

"Fit Out Works Costs" means L 5,217.50 plus VAT as such amount may be adjusted pursuant to Clauses 5.3 or 5.4.

"Fixed Price Date" means the 23rd July 1999.

"Gross Internal Area" means the gross internal area of Unit 8 and Unit 9 (as the context requires) expressed in square feet and measured in accordance with the Code of Measuring Practice of the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers (Fourth
Edition November 1993).

"LAD Expiry Date" the date falling three months from and including the Target Completion Date or such longer period as may be specified in a Developer's election notice (if any) referred to in Clause 9.2.

"Leases" means the Unit 8 Lease and the Unit 9 Lease and the
Corridor Lease and the Supplemental Lease to be granted by the Landlord to the Tenant in the form of the drafts annexed hereto.

"Licence for Alterations" means a licence in the form annexed relating to the Tenant's Works (or such of them as require Landlord's consent under the terms of the Leases) with the approved plans and drawings submitted in accordance with Clause 14.2.1.

"Long Stop Date" means the earlier of:

(a)     the date six months from the date of this Agreement (
                         1999);

(b) the date 45 days (or such longer period as may be notified to the Tenant in writing by the Developer at any time during that 45 day period) from and including the date when a Satisfactory Full Planning
Permission is granted or is deemed to be granted pursuant to Clause 3.8;

but if such date is not a Working Day the immediately succeeding Working Day.

"Onerous Conditions" means any of the conditions listed in the Second Schedule provided that any condition shall not be an onerous condition within this definition (notwithstanding the terms of the conditions listed in the Second Schedule) if they are conditions to the Outline Planning Permission.

"Outline Planning Permission" means the outline planning permission number P/1997/0789 dated 26th August 1997.

"Parking Area Deed" means the deed relating to car spaces used in connection with Unit 8 and Unit 9 in the form annexed.

"Permission Date" means the date on which a Satisfactory Full
Planning Permission is granted or is deemed to be granted pursuant to Clause 3.8.

"Plan" means the plan numbered A3159/0/38 and marked "Estate" attached hereto.

"Planning Act" means the Town and Country Planning Act 1990 and any statutory re-enactment or modification thereof.

"Planning Agreement" means any agreement under Section 106 of the Planning Act or Section 33 of the Local Government (Miscellaneous Provisions) Act 1982 or any statutory re-enactment or modification thereof or any agreement under any other enactment having the same or similar effect including any agreement under the provisions of any enactment relating to roads drainage sewerage or other works which may properly be required.

"Premises" means Unit 8 and Unit 9 and the Corridor and the Supplemental Land collectively and where relevant, each and every part of the same.

"Prohibited Materials" means the materials referred to in the First Schedule.

"Quantity Surveyor" means Gleeds Management Services or such other professionally qualified quantity surveyor as the Developer may from time to time appoint and notify to the Tenant in writing.

"Rent Commencement Date" means the earlier of:

(a) the date six calendar months after the Date of Practical Completion; and

(b)     the date six calendar months after the Access Date
PROVIDED THAT if following the Access Date but before the Date of Practical Completion the Tenant is prevented from carrying out the Tenant's Works and thereafter taking up occupation of the Premises due to any event which under the Building Contract entitles the building contractor to an extension of time (unless such event has occurred due to any act or default of the Tenant its workmen or anyone authorised by the Tenant) such period of six months shall be extended by a period equal to the length of any extension of time afforded to the building contractor less a period equal to the period between the Access Date and the date when the event occurred and PROVIDED FURTHER THAT such period of six months shall not be extended beyond the date six calendar months after the Date of Practical Completion;

but in either case subject to such period of six calendar months being reduced pursuant to Clauses 5.3 or 5.4

"Rent Deposit Deeds" means the rent deposit deeds each in the form annexed in respect of (a) Unit 8 and (b) Unit 9.

"Review Date" means the fifth anniversary of the date upon which the Agreed Term commences and each fifth anniversary of such date thereafter.

"RPS" means RPS Consultants Limited of 1 Stamford Street
London SE1 9NT.

"Satisfactory Full Planning Permission" means the grant of reserved matters approval for the Base Build Works pursuant to the Application which:

(a)     does not contain Onerous Conditions; and

(b) does not require the Landlord the Developer or the Tenant to enter into any Planning Agreement; and

(c)     does not contain any Developer's Onerous Conditions;
and

(d) does not leave any reserved matters outstanding that would prevent the immediate commencement of the Works.

"Satisfactory Tenant's Planning Permission" means the grant of detailed planning permission pursuant to the Tenant's
Application which:

(a)     does not contain Onerous Conditions; and

(b) does not require the Landlord the Developer or the Tenant to enter into any Planning Agreement; and

(c)     does not contain any Developer's Onerous Conditions;
and

(d) does not leave any matters outstanding which would prevent the immediate commencement of the Fit Out
Works and in the case of the other works in respect of which the Tenant's Application has been made commencement following the earlier of the Access Date and the Date of Practical Completion.

"Secretary of State" means the Secretary of State for the Environment or other minister or authority for the time being having or entitled to exercise the powers now conferred upon the Secretary of State for the Environment by the Planning Acts.

"Schedule" means a schedule to this Agreement.

"Structural Engineer" means Kennedy Watts Partnership Limited or such other professionally qualified structural engineer as the Developer may from time to time appoint and notify to the Tenant in writing.

"Supplemental Land" means the land adjacent to Unit 7 Phase 1
Matrix Park Coronation Road Park Royal London NW10, shown for the purpose of identification only edged red on the plan annexed to the Supplemental Lease.

"Supplemental Lease" means the lease of the Supplemental Land in the form of draft annexed hereto.

"Target Completion Date" means the later of 234 days after Unconditional Date or 234 days after the date of this
Agreement (                     1999) or such later date as
is determined pursuant to Clauses 5.3 or 5.4 or such later date as shall be extended by a period equal to the length of any extension to the Target Completion Date pursuant to Clause 9.1.

"Tenant's Application" means the application for detailed planning permission in respect of the Fit Out Works and the Tenant's Works which was made by or on behalf of the Tenant to the London Borough of Ealing on 12 April 1999.

"Tenant's Permission Date" means the earlier of:

(a)     the date on which a Satisfactory Tenant's Planning
Permission is granted or is deemed to be granted pursuant to Clause 4.7; or

(b) the date of the Tenant's notice, served upon the Developer waiving the requirement for a Satisfactory
Tenant's Planning Permission.

"Tenant's Works" means the fitting out works to the Premises to be carried out by the Tenant pursuant to Clause 14 comprising the provision of all such interior fittings and equipment and the carrying out of all such works as the Tenant requires to enable it to carry on in the Premises the user permitted by the Leases.

"Unconditional Date" the latest of:

(a)     the Permission Date;

(b)     the Tenant's Permission Date; and

(c) the date upon which the Developer obtains such other statutory or regulatory approvals it requires to enable it to lawfully commence the Base Build Works and the Fit Out Works.

"Unit 8" means that part of the Estate shown for the purpose of identification only edged red on the plan annexed to the Unit 8 Lease.

"Unit 8 Lease" means the lease of Unit 8 to be granted by the Landlord to the Tenant in the form of draft annexed hereto.

"Unit 8 Rent" L 283,264 a year (subject to variation as provided in Clause 17) and subject to upward review at the expiration of every fifth year of the Agreed Term.

"Unit 9" means that part of the Estate shown for the purpose of identification only edged red on the plan annexed to the Unit 9 Lease.

"Unit 9 Lease" means the Lease of Unit 9 to be granted by the Landlord to the Tenant in the form of the draft annexed hereto.

"Unit 9 Rent" means L 141,632 a year (subject to variation as provided in Clause 17 and subject to upward review at the expiration of every fifth year of the Agreed Term.

"VAT" means Value Added Tax or other tax of a similar nature.

"Working Day" means a day (other than a Saturday or Sunday) on which banks are open for business in the City of London.

"Works" means the construction on the Premises of:

(a) the Base Build Works in accordance with the Documents which state inter alia that the Base Build
Works shall be designed and constructed to comply with all statutory requirements, the Building
Regulations, the Fire Authority Regulations and requirements set out by the statutory undertakings
(i.e. gas, water and electric boards) and the current edition of the IEE Regulations together with such Conduits and Common Parts specified in the Documents;
and

(b) the Fit Out Works in accordance with the specification set out in the Third Schedule the Fit
Out Consents and the Satisfactory Tenant's Planning
Permission insofar as the same relates to the Fit Out
Works.

1.2     Interpretation

Save to the extent that the context or the express provisions of this Agreement otherwise require:

1.2.1 headings and sub-headings are for ease of reference only and shall not be taken into consideration in the interpretation or construction of this Agreement;

1.2.2 all references to agreements documents or other instruments include (subject to all relevant approvals) a reference to that agreement document or instrument as amended supplemented substituted novated or assigned from time to time;

1.2.3 all references to any statute or statutory provision shall include references to any statute or statutory provision which amends extends consolidates or replaces the same or which has been amended extended consolidated or replaced by the same and shall include any orders regulations codes of practice instruments or other subordinate legislation made under the relevant statute or statutory provision;

1.2.4 any reference to time of day shall be a reference to London time;

1.2.5 words importing the singular include the plural and vice versa;

1.2.6 words importing a particular gender include all genders;

1.2.7 "person" includes any individual partnership firm trust body corporate government governmental body authority agency or unincorporated body of persons or association;

1.2.8 any reference to a public organisation shall be deemed to include a reference to any successor to such public organisation or any organisation or entity which has taken over the functions of such public organisation;

1.2.9 references to "Party" means a party to this Agreement;

1.2.10 obligations and liabilities of a party comprising more than one person are obligations and liabilities of such persons jointly and severally;

1.2.11 "Landlord" includes any assignee of the Landlord's interest under this Agreement.


                                     Part 1

2.      EFFECTIVENESS

2.1 Clauses 1-6 (inclusive), 23, 24 and 29-36 (inclusive) of this Agreement shall come into effect on the date hereof

2.2 If a Satisfactory Full Planning Permission has been obtained by the Long Stop Date but as a result of the failure to obtain a Satisfactory Tenant's Planning Permission (unless the Tenant elects by notice in writing given to the Developer to waive the requirement for a Satisfactory Tenant's Planning
Permission in order to make this Agreement unconditional) the Unconditional Date has not occurred by the Long Stop Date the Tenant shall pay to the Landlord on the Long Stop Date liquidated damages of L 125,000 and the rights remedies and obligations of the parties under this Agreement shall be at an end save as to the Tenant's obligations (or right to elect) contained in this clause and any antecedent breach by any party and save also that the Tenant shall cancel any registration made to protect its interest under this Agreement.


3.      DEVELOPER'S PLANNING OBLIGATIONS

3.1 The Developer shall progress the Application and use all reasonable endeavours to obtain a Satisfactory Full Planning
Permission as soon as reasonably practicable after the date hereof.

3.2 The Developer shall at its sole cost diligently pursue the Application and shall use its reasonable endeavours to obtain a Satisfactory Full Planning Permission but this shall not oblige the Developer to appeal against any actual or deemed refusal nor to appeal against any Onerous Conditions or Developer's Onerous Conditions nor to enter into any Planning Agreement nor to obtain any planning permission in respect of the Fit Out Works.

3.3 The Developer shall supply to the Tenant a copy of the Application the accompanying plans and any covering correspondence.

3.4 The Developer shall where it is necessary or desirable to do so enter into discussions and negotiations with the local planning authority and take such steps in the course of or following such discussions and negotiations as are commercially prudent with a view to obtaining a Satisfactory
Full Planning Permission PROVIDED THAT the Developer shall not vary the terms of the Application in a manner beyond that which the Developer is permitted to do pursuant to Clause 8.2 without the prior written consent of the Tenant such consent not to be unreasonably withheld or delayed.

3.5 The Developer will keep the Tenant informed of such discussions and negotiations and of the progress of the Application and shall promptly supply to the Tenant one copy of all relevant correspondence plans and other documentation after any reasonable request by the Tenant to do so.

3.6 Within five Working Days of the receipt of notification of the grant or refusal of the Application the Developer shall send a copy of the grant or refusal or decision to the Tenant and to its solicitors and shall attach to any such copy grant or decision a notice requiring the Tenant to respond within five
Working Days pursuant to the provisions of Clause 3.7 hereof.

3.7 Within five Working Days of the receipt by the Tenant of a copy of a written notification of the grant of planning permission pursuant to the Application the Tenant shall notify the Developer in writing (the "Tenant's Notice"):

3.7.1 whether it considers the planning permission is a Satisfactory Full Planning Permission; and

3.7.2 if not which condition or conditions attached to the grant of planning permission falls within the definition of Onerous Conditions and/or why the terms of any Planning Agreement would fall within the definition of Onerous Conditions if imposed as conditions on a planning permission.

3.8 In the event of the Tenant failing to comply with Clause 3.7 and planning permission having been granted such planning permission shall be deemed to be Satisfactory Full Planning
Permission for the purposes of this Agreement if and when the Developer notifies the Tenant in writing that it considers it is a Satisfactory Full Planning Permission.

3.9 Within five Working Days of receipt by the Developer of the Tenant's Notice or within five Working Days of the date when the Tenant should have served such notice but failed to do so the Developer shall notify the Tenant in writing:

3.9.1 whether it considers the planning permission is a Satisfactory Full Planning Permission; and

3.9.2 if not which condition or conditions attached to the grant of planning permission falls within the definition of Developer's Onerous Conditions and/or why the terms of any Planning Agreement would fall within the definition of Developer's Onerous
Conditions if imposed as conditions on a planning permission; and

3.9.3 if the Developer considers a condition or conditions attached to the grant of planning permission falls within paragraphs (a) or (b) of the definition of Developer's Onerous Conditions and if so the amount of the Additional Costs and what reasonable security for the payment of the Additional Costs would be acceptable to the Developer.

3.10 Within five Working Days of receipt by the Tenant of the Developer's notification pursuant to Clause 3.9 the Tenant shall either:

3.10.1 notify the Developer in writing that the Tenant agrees to pay the Additional Costs and shall at the same time as serving such notice pay to the Developer the Additional Costs or provide to the Developer such reasonable security for the payment of the Additional
Costs as the Developer may request; or

3.10.2 notify the Developer in writing that the Tenant does not agree to pay the Additional Costs in which case the grant of planning permission for the Base Build
Works shall be deemed not to be a Satisfactory Full
Planning Permission for the purposes of this Agreement.

3.11 If the Developer does not agree with the Tenant that the conditions in any planning permission are Onerous Conditions the matter shall be referred to arbitration in accordance with Clause 33.


4.      TENANT'S PLANNING OBLIGATIONS

4.1 The Tenant shall progress the Tenant's Application and use all reasonable endeavours to obtain a Satisfactory Tenant's
Planning Permission as soon as reasonably practicable after the date hereof and shall not until this Agreement becomes unconditional either itself or through any other party acting on its behalf prepare submit or progress any other planning application relating in any way to the Estate.

4.2 The Tenant shall at its sole cost diligently pursue the Tenant's Application and shall use all reasonable endeavours to obtain a Satisfactory Tenant's Planning Permission but this shall not oblige the Tenant to appeal against any actual or deemed refusal nor to appeal against any Onerous Conditions nor to enter into any Planning Agreement.

4.3 The Tenant shall supply to the Developer a copy of the Tenant's Application the accompanying plans and any covering correspondence.

4.4 The Tenant shall where it is necessary or desirable to do so enter into discussions and negotiations with the local planning authority and take such steps in the course of or following such discussions and negotiations as are commercially prudent with a view to obtaining a Satisfactory
Tenant's Planning Permission PROVIDED THAT the Tenant shall not vary the terms of the Tenant's Application without the prior written consent of the Developer and the Landlord (such consent not to be unreasonably withheld or delayed where such variation is required for the purpose of obtaining Building
Regulation and Fire Authority approvals or complying with any requirements properly made by any competent authority).

4.5 The Tenant will keep the Developer informed of such discussions and negotiations and of the progress of the Tenant's Application and shall promptly supply one copy of all relevant correspondence plans and other documentation after any reasonable request by the Developer to do so.

4.6 Within five Working Days of the receipt of notification of the grant or refusal of the Tenant's Application the Tenant shall send a copy of the grant or refusal or decision to the Developer and to its solicitors and shall attach to any such copy grant or decision a notice requiring the Developer to respond within five Working Days pursuant to the provisions of Clause 4.7 hereof and in the case of the grant of planning permission the Tenant shall notify the Developer (the
"Tenant's Fit Out Notice"):

4.6.1 whether it considers the planning permission is a Satisfactory Tenant's Planning Permission; and

4.6.2 if not which condition or conditions attached to the grant of planning permission falls within the definition of Onerous Conditions and/or why the terms of any Planning Agreement would fall within the definition of Onerous Conditions if imposed as conditions on a planning permission.

4.7 In the event of the Tenant failing to comply with Clause 4.6 and planning permission having been granted such planning permission shall be deemed to be Satisfactory Tenant's
Planning Permission for the purposes of this Agreement if and when the Developer notifies the Tenant in writing that it considers it is a Satisfactory Tenant's Planning Permission.

4.8 Within five Working Days of receipt by the Developer of the Tenant's Fit Out Notice or within five Working Days of the date when the Tenant should have served such notice but failed to do so the Developer shall notify the Tenant in writing:

4.8.1 whether it considers the planning permission is a Satisfactory Tenant's Planning Permission; and

4.8.2 if not which condition or conditions attached to the grant of planning permission falls within the definition of Developer's Onerous Conditions and/or why the terms of any Planning Agreement would fall within the definition of Developer's Onerous
Conditions if imposed as conditions on a planning permission; and

4.8.3 if the Developer considers a condition or conditions attached to the grant of planning permission fall within paragraphs (a) or (b) of the definition of Developer's Onerous Conditions and if so the amount of Additional Costs and what reasonable security for the payment of the Additional Costs would be acceptable to the Developer.

4.9 Within five Working Days of receipt by the Tenant of the Developer's notification pursuant to Clause 4.8 the Tenant shall either:

4.9.1 notify the Developer in writing that the Tenant agrees to pay the Additional Costs and shall at the same time as serving such notice pay to the Developer the Additional Costs or provide to the Developer such reasonable security for the payment of the Additional
Costs as the Developer may request; or

4.9.2 notify the Developer in writing that the Tenant does not agree to pay the Additional Costs in which case the grant of planning permission for the Fit Out
Works and the Tenant's Works shall be deemed not to be a Satisfactory Tenant's Planning Permission for the purposes of this Agreement.

4.10 If the Developer does not agree with the Tenant that the conditions in any planning permission are Onerous Conditions the matter shall be referred to arbitration in accordance with Clause 33.


5.      FIT OUT WORKS INFORMATION

5.1 The Tenant shall supply to the Developer such information concerning the Fit Out Works reasonably required by the Developer (the "Additional Information") within five Working
Days of receipt of a request for the same from the Developer or such longer period as the Developer may agree in writing
(the "Additional Information Date") (time to be of the essence).

5.2 In the event that the Tenant fails to comply with Clause 5.1 the Developer may either:

5.2.1   elect in writing to cancel that element of the Fit
Out Works for which no Additional Information has been supplied; or

5.2.2 elect in writing to continue with that element of the Fit Out Works for which no Additional Information has been supplied.

5.3 If the Developer makes an election pursuant to Clause 5.2.1 to cancel an element of the Fit Out Works:

5.3.1 the element or elements of the Fit Out Works so cancelled shall be deleted from the Third Schedule and shall not form part of the definition of the Works nor the definition of the Fit Out Works;

5.3.2 the Developer shall not be under any obligation to construct that element of the Fit Out Works so cancelled;

5.3.3 the Developer shall be entitled to make consequential amendments to the Base Build Works the remaining Fit
Out Works and the Fit Out Works Costs to reflect that element of the Fit Out Works so cancelled and the cost of any consequential works require to be undertaken;

5.3.4  the Developer shall be entitled to extend the Target
Completion Date and the LAD Expiry Date by a period equal to the delay caused to the Developer in consequence of the cancellation;

5.3.5 the Developer shall be entitled to reduce the period between the Date of Practical Completion and the Rent
Commencement Date by a period equal to the period of delay caused to the Developer in consequence of the cancellation;

5.3.6  the Tenant shall pay to the Developer within 5
Working Days of written demand the amount of any reasonable and proper out of pocket costs and expenses incurred by the Developer any loss and/or expense payable to the Contractor in consequence of the cancellation and any sum properly due to the Contractor for the consequential adjustments to the Base Build Works and the remaining Fit Out Works
PROVIDED THAT the Developer shall provide to the Tenant such reasonable details and information as the Tenant shall reasonably require in order to verify any such costs payments or sums.

5.4 If the Developer makes an election pursuant to Clause 5.2.2 to proceed with an element of the Fit Out Works then:

5.4.1   the Developer shall specify in its election a new
Additional Information Date by which the Additional
Information must be provided to the Developer;

5.4.2 the Developer shall be entitled to make consequential adjustments to the Fit Out Works Costs to reflect the delay caused to the Developer in consequence of the Tenant's failure to provide the Additional
Information by the Additional Information Date;

5.4.3   the Developer shall be entitled to extend the Target
Completion Date and the LAD Expiry Date by a period equal to the delay caused to the Developer in consequence of the Tenant's failure to provide the Additional Information by the Additional Information
Date; and

5.4.4 the Developer shall be entitled to reduce the period between the Date of Practical Completion and the Rent
Commencement Date by a period equal to the period of delay caused to the Developer in consequence of the Tenant's failure to provide the Additional
Information by the Additional Information Date.

5.5 In the event that the Developer makes an election pursuant to Clause 5.2.2 to proceed with an element of the Fit Out Works the provisions of this Clause 5 shall apply mutatis mutandis
(except that the Additional Information Date shall be the new date specified in the Developer's election) as often as may be necessary until all elements of the Additional Information have been supplied or all elements of the Fit Out Works have been cancelled which ever is the earlier.


6.      ADDITIONAL CONTRACT SUM AND FIT OUT WORKS COSTS

6.1 If the Unconditional Date has not occurred on or before the Fixed Price Date as a result of the failure to obtain a Satisfactory Tenant's Planning Permission the Tenant shall pay to the Developer on the Unconditional Date an additional sum (the "Additional Contract Sum") calculated in accordance with the following formula together with VAT thereon (and the Developer shall supply to the Tenant a valid VAT invoice within 5 Working Days of the Unconditional Date):

Additional  Contract = (Contract Sum x IF2) x the Relevant Period
Sum                                    ---
                                       IF1
                       -------------------
                           Index Period

where:

6.1.1   In circumstances where a Satisfactory Full Planning
Permission has been obtained on or before the Fixed
Price Date:

        IF1         = the Index Figure published  immediately before
                      the Fixed Price  Date


        Relevant    = the number of days between the Fixed Price
        Period        Date and the Unconditional Date;

        or

6.1.2   In circumstances where a Satisfactory Full Planning
Permission has been obtained after the Fixed Price
Date:

        IF1         = the Index Figure published immediately before
                      the date when  Satisfactory Full Planning
                      Permission was obtained

        Relevant    = the number of days between the date
                      Period when Satisfactory Full Planning
                      obtained and the  Unconditional Date;

        and in either case

6.1.3   where:

        Index       = the BCIS Tender Price Index or in the event of
        Figure such index ceasing to be published such other reasonably comparable index nominated by the Developer

        IF2         = the Index Figure published immediately after the
                      Unconditional Date

        Index       = the number of days between the date when IF1 is
        Period        published and the date when IF2 is published



6.2 The Tenant shall pay to the Developer on the Unconditional Date ninety five per cent. (95%) of the Fit Out Works Costs and the Developer shall pay such monies into a deposit account in the name of the Developer and hold the same as stakeholders
(the "Deposit Account").

6.3 The Developer shall be entitled to make withdrawals from the Deposit Account two Working Days after making an application for payment to the Tenant.

6.4 Each application for payment of the Fit Out Works Costs made by the Developer to the Tenant shall be accompanied by the following:

6.4.1 to the extent that the Fit Out Works Costs relate to payments to be made to the Contractor pursuant to the Building Contract, a certificate from the Employer's
Agent that the application for payment made by the Contractor insofar as it relates to the Fit Out Works is in accordance with the Building Contract and a certificate from the Quantity Surveyor certifying how much of the Contractor's application for payment is attributable to the Fit Out Works;

6.4.2   a statement of any other part of the Fit Out Works
Costs then due and payable and the basis upon which they are then due and payable;

6.4.3   a valid VAT invoice.

6.5 The Tenant shall pay to the Developer on the Date of Practical Completion the balance of the Fit Out Works Costs.


                                     Part 2

7.      CONDITIONALITY

Save in the case of Clauses 23 and 24 which shall have immediate effect, this part of this Agreement is conditional upon and shall not come into effect unless and until the Unconditional Date has occurred before the Long Stop Date.


8.      EXECUTION OF THE WORKS

8.1     Execution

The Developer shall carry out the Works in accordance with the Outline Planning Permission the Satisfactory Full Planning Permission the Satisfactory Tenant's Planning Permission the Fit Out Consents and all other relevant permissions and consents (which insofar as the same are Fit Out Consents or are required for and relate to the Base Build Works the Developer will use all reasonable endeavours to obtain as soon as possible) in a good and workmanlike manner with good quality materials and otherwise in accordance with the terms of this Agreement (but for the avoidance of doubt the Developer is not obliged to comply with any fire or other regulations insofar as they concern the Tenant's Works).

8.2     Alterations

No alterations to the Documents shall be made without the prior approval of the Tenant (such approval not to be unreasonably withheld) but such approval shall not be required:

8.2.1 to an alteration required for the purpose of obtaining any requisite permissions consents licences and approvals or complying with any requirements properly made by any competent authority; or

8.2.2 for the substitution of materials where those originally specified are not obtainable either at all or at a reasonable cost or within a reasonable time and where the substitute materials are of an equivalent (or better) quality

PROVIDED THAT in any event the Developer shall within 5
Working Days notify the Tenant of any alterations and provide full details relating thereto including copy documents and an explanation of the relevant circumstances.

8.3     Fixtures and Fittings

All items in the nature of the landlord's fixtures and fittings installed as part of the Works shall become landlord's fixtures and fittings and remain the property of the Landlord.

8.4     Prohibited Materials

The Developer will not use or permit or suffer to be used in the Works any Prohibited Materials.

8.5     Liability for Design

The Developer shall have the same liability to the Tenant in respect of the design of the Works whether under statute or otherwise as would an architect or as the case may be other appropriate professional designer holding himself out as competent to take on work for such design.

8.6     CDM Regulations

On the Date of Practical Completion the Developer shall give to the Tenant a copy of the interim Health and Safety file then available relating to the Works and within 20 Working Days following the Date of Practical Completion the Developer shall give to the Tenant a copy of the final Health and Safety File relating to the Works prepared pursuant to the CDM Regulations.


9.      TIME FOR COMPLETION OF THE WORKS

9.1 The Developer shall use all reasonable endeavours to ensure that the Works are practically completed by the Target
Completion Date unless prevented or delayed by any cause which under the Building Contract entitles the building contractor to an extension of time or any other cause or circumstance not within the reasonable control of the Developer in which case the Developer shall be entitled to an extension of time as shall be reasonable in all the circumstances.

9.2 If the Works are not practically completed by the date specified in Clause 9.1 above (as such date is extended in accordance with that Clause if applicable) the Developer shall pay liquidated damages at a rate of Two Thousand Pounds
(L 2,000) per day up to and including the LAD Expiry Date PROVIDED THAT at any time after the LAD Expiry Date the Tenant shall have the right to terminate this Agreement (but without prejudice to the rights of the parties in respect of any antecedent breach) by notice in writing to the Developer unless prior to the LAD Expiry Date the Developer shall elect by notice in writing to the Tenant to extend the LAD Expiry Date to a later date specified in the notice of election (such later date not being later than the date falling 12 months after the Target Completion Date) and such liquidated damages shall continue to be payable for the period up to the date specified in the notice of election.

9.3 Either party shall be entitled to terminate this Agreement if the Works are not practically completed by the date 12 months after the Target Completion Date.

9.4 After the LAD Expiry Date the Developer shall have no further liability to the Tenant whether for liquidated or unliquidated damages but without prejudice to the rights of the parties in respect of any antecedent breach relating to matters other than delay under this clause.

9.5 If the Developer is obliged to pay to the Tenant liquidated damages in accordance with Clause 9.2 the first payment of liquidated damages shall be made on the date falling three months from and including the Target Completion Date and thereafter any further liquidated damages shall be paid to the Tenant on the date specified in the Developer's notice of election served pursuant to Clause 9.2.


10.     WARRANTIES

The Developer shall procure that prior to the Date of Practical Completion there shall be delivered to the Tenant collateral agreements executed as Deeds by each of the Contractor and the Employer's Agent and within three months of the Date of Practical Completion there shall be delivered to the Tenant collateral agreements executed as Deeds by each of the Structural Engineer, the Architect and RPS such collateral agreements to be substantially in the form of each of the drafts annexed hereto provided that any amendment to the same shall only be made with the consent of the Tenant such consent not to be unreasonably withheld or delayed.


11.     INFORMATION

11.1    Information as to Progress

The Developer shall keep the Tenant informed of progress with the Works and supply such other information in connection with the Works as the Tenant may reasonably require from time to time.

11.2    Monthly Progress Meetings

The Developer shall as often as is requested by the Tenant (but no more than once a month) convene a meeting between the Tenant the Developer and the Contractor in order to discuss the progress of the Works and shall notify the Tenant of such meetings 5 Working Days in advance.

11.3    Inspection

The Tenant shall have the right to appoint or nominate its own representative to make inspections of the Works at its own cost and subject to Clause 12.


12.     INSPECTION OF DEVELOPER'S WORKS

12.1    Inspection

Subject to the Tenant giving the Developer or the Employer's Representative two Working Days' notice the Tenant or its duly authorised agent shall be allowed at all reasonable times in the company of the Employer's Representative to view the state and progress of the Works and to inspect the workmanship and the materials used (but not to test any of the materials) on the following conditions:

12.1.1 the person inspecting must report to the site office before making an inspection and act in accordance with the instructions of the Contractor's representatives;

12.1.2 the person inspecting must comply with all relevant safety and security precautions and insurance requirements;

12.1.3 every inspection is entirely at the risk of the person inspecting;

12.1.4 there must be no communication with the building contractor about the Works; and

12.1.5  the progress of the Works must not be impeded.

12.2    Representations to Employer's Agent

If as a result of an inspection the Tenant wishes to make representations regarding the Works such representations shall be made exclusively to the Employer's Agent who shall have regard to such representations.


13.     PRACTICAL COMPLETION

13.1    Inspection of the Works

The Developer shall procure that the Tenant is given not less than ten Working Days notice in writing of the date on which the Employer's Representative intends to inspect the Works with a view to issuing the Certificate of Practical Completion pursuant to the Building Contract and shall procure that the Tenant is afforded the opportunity of attending the inspection of the Works and that the Employer's Representative has regard to any representations made by or on behalf of the Tenant.

13.2    Further Inspection(s)

In the event of the Employer's Representative not issuing the Certificate of Practical Completion as anticipated the provisions of Clause 13.1 shall apply mutatis mutandis (except that the period of notice shall be two Working Days instead of ten) as often as may be necessary until practical completion of the Works is actually certified.

13.3    Snagging List

In the event of the Certificate of Practical Completion being issued subject to a snagging list the Developer shall procure that the Works on the snagging list are carried out as soon as is reasonably practicable free of expense to the Tenant.

13.4    Copy Certificate and Snagging List

2 Working Days after the issue thereof the Developer will provide the Tenant with a copy of the Certificate of Practical
Completion and any snagging list.


14.     TENANT'S WORKS

14.1    Tenant's Access

14.1.1 The Developer shall use reasonable endeavours to procure that the Employer's Agent certifies the Access Date as soon as practicable having regard to the matters required to be satisfied before an Access Date can be certified and the progress of the Landlord's Works and that the Employer's Agent gives written notice of the Access Date to the Tenant forthwith after the certification thereof.

14.1.2 As from the Access Date or (if none) the Date of Practical Completion but subject to Clauses 14.1.3 and 14.2 the Tenant shall be afforded access to the Premises for the purpose of carrying out the Tenant's Works

14.1.3 Before the Tenant shall be entitled to be afforded access to the Premises before the Completion Date the Tenant shall pay over to the Landlord sums equivalent to the deposits to be payable in accordance with the terms of the Rent Deposit
Deeds. The Landlord shall hold such monies in a separate interest bearing account and shall upon reasonable request supply such information as the Tenant may reasonably from time to time request in relation to the amounts held in or withdrawn from that account. In the event that the Landlord or the Developer carry out works of removal and/or reinstatement the expense and costs of which are to be borne by the Tenant as envisaged by Clause 30, such expense and costs may be deducted from the deposit monies and retained by the Landlord or the Developer (as the case may be) in satisfaction of the reimbursement of such expenses and costs and the balance shall be repaid to the Tenant as soon as reasonably practicable and in any event within six months of the determination of this Agreement pursuant to Clause 30.
Upon completion of the Leases any sums paid by the Tenant to the Landlord pursuant to this Clause shall form the deposits payable by the Tenant pursuant to Clause 16.2.2 and all interest accrued on such monies shall be credited or paid to the Tenant on such completion.

14.2    Consents and Tenant's Works

The Tenant shall:

14.2.1 to the extent that it has not already done so submit to the Landlord for approval (such approval not to be unreasonably withheld or delayed) within two months of the date hereof plans or drawings in triplicate of the Tenant's Works and shall not commence the Tenant's Works until such approval has been obtained and the Licence for Alterations has been entered into by the Landlord and the Tenant and the Guarantor;

14.2.2 obtain all requisite licences consents and permissions of the local planning and other authorities for the Tenant's Works and shall provide copies thereof to the Landlord and shall not commence the Tenant's Works until all such have been obtained;

14.2.3 carry out the Tenant's Works in a good and substantial manner with good quality materials in accordance with the said plans and the terms and conditions of all such licences consents and permissions and to the reasonable satisfaction of the Landlord; and

14.2.4 permit the Landlord and the Employer's Agent at all reasonable times to inspect the progress of the Tenant's Works and the quality of the materials and workmanship used therein.

14.3 Once the plans and drawings of the Tenant's Works have been approved by the Landlord in accordance with Clause 14.2.1 and subject to completion of the Leases the Landlord and Tenant and the Guarantor shall enter into the Licence for Alterations. If the plans and drawings are approved on or before the Completion Date the Landlord and Tenant and the Guarantor shall enter into the Licence for Alterations on the Completion Date. If the plans and drawings have not been approved on or before the Completion Date the Landlord and the Tenant and the Guarantor shall enter into the Licence for Alterations within 5 Working Days of such approval being given.

14.4  For the avoidance of doubt the Landlord confirms:

14.4.1  its in principle consent to that part of the Tenant's
Works briefly described in the Fourth Schedule subject to approval of detailed plans and specifications and the grant of the Licence for the Alterations in accordance with this Clause 14;

14.4.2 that it will subject to approval of detailed plans and specifications enter into a licence for alterations in a form reasonably acceptable to the Landlord and similar to the Licence for Alterations allowing the Tenant to carry out alterations to Unit
7 marked on the Plan for the purpose of constructing a connecting corridor between Unit 7 and Unit 8 and that it undertakes that it shall procure that any successor to the reversionary title in respect of the relevant leases shall be bound by such obligation.

14.5    No Interference with Works

The Tenant shall ensure that neither it nor its agents employees or contractors do anything to impede the progress of the Works.

14.6    Tenant's Responsibility

As between the Landlord, the Developer and the Tenant all materials goods plant machinery equipment and other items used in connection with the Tenant's Works shall be at the sole risk and responsibility of the Tenant and all agents employees and contractors engaged in the Tenant's Works shall be persons for whom the Tenant is responsible.

14.7    Indemnity

The Tenant shall be liable for and shall indemnify each of the Landlord and the Developer against any expense liability loss claim or proceedings in respect of personal injury to or the death of any person whomsoever or injury or damage whatsoever to any property real or personal arising out of or in the course of or by reason of the carrying out of the Tenant's Works.

14.8    Power Supply

The Tenant agrees that it will draw no more than 90 KVA of power to each of the units (being Unit 8 and Unit 9) from the existing electricity network supply to the Estate. If the Tenant requires additional power supplies to the Premises the Tenant will at its own expense and without any cost to the Landlord or the Developer install such infrastructure as may be required to provide such additional power supplies to the Premises. For the avoidance of doubt the Tenant cannot utilise the existing high voltage cable or other infrastructure servicing or intending to service the bakery unit numbered 10 on the Plan, the units marked 11 to 14 inclusive on the Plan and the units marked 1 to 7 on the Plan.


15.     INSURANCE

15.1    Insurance of Works under Building Contract

Until the Date of Practical Completion the Developer will cause the Works to be insured in accordance with the Building
Contract.

15.2    Insurance of Works under Leases

Thereafter the Landlord will insure the Works or cause the same to be kept insured against the Insured Risks as defined in the Leases in accordance with the covenant on its behalf and subject to the conditions therein contained.

15.3    Insurance of Tenant's Works

Until completion of the Tenant's Works the Tenant shall keep the Tenant's Works insured (or shall procure such insurance) against the Insured Risks (as so defined) and on completion thereof shall advise the Landlord in writing of the value of the Tenant's Works and within 10 Working Days of receipt of such written advice the Landlord shall insure or cause the same (insofar as they are comprised within the Property as defined in the Leases to be kept insured against the Insured Risks in accordance with the covenant on its behalf and subject to the conditions therein contained.

15.4    Evidence of Cover

Each party will produce to the other whenever reasonably required written evidence of such insurance cover.


16.     GRANT OF LEASE PARKING AREA DEED AND RENT DEPOSIT DEEDS AND
EXCLUSION ORDER

16.1    Grant

Subject to previous compliance by the Tenant with the provisions of this Agreement the Landlord will grant to the Tenant on the Completion Date the Unit 8 Lease and Unit 9
Lease and the Corridor Lease for the Agreed Term and the Supplemental Lease for the term set out in the Supplemental
Lease and shall enter into the Rent Deposit Deeds and the Parking Area Deed.

16.2    Acceptance

16.2.1 The Tenant and the Guarantor will accept the Leases the Parking Area Deed and the Rent Deposit Deeds and execute counterparts thereof but (for the avoidance of doubt) it is hereby agreed that neither the Tenant nor the Guarantor shall be obliged to accept any Lease unless there is a simultaneous grant of all the Leases and of the Parking Area Deed.

16.2.2 On the Completion Date the Tenant shall pay over to the Landlord the deposits payable in accordance with the terms of the Rent Deposit Deeds but such payments shall not be payable unless there is a simultaneous grant of all of the Leases and of the Parking Area Deed.

16.2.3 The Guarantor will procure that Fenwick & West LLP of Two Palo Alto Square Palo Alto CA 94306 (or such other US law firm as the Guarantor may appoint) issues to the Developer and the Landlord on the Completion Date a legal opinion in a form that is reasonably acceptable to the Developer and the Landlord.

16.3    Lease Terms

16.3.1 The Unit 8 Lease shall be at the Unit 8 Rent (subject to variation as provided in Clause 17) which shall be the amount to be specified in clause 4(1)(b) of the Unit 8 Lease and otherwise subject in all respects to the terms and conditions set out in the Unit 8 Lease.

16.3.2 The Unit 9 Lease shall be at the Unit 9 Rent (subject to variation as provided in Clause 17) which shall be the amount to be specified in clause 4(1)(b) of the Unit 9 Lease and otherwise subject in all respects to the terms and conditions set out in the Unit 9 Lease.

16.3.3 The Corridor Lease shall be subject in all respects to the terms and conditions set out in the Corridor Lease and the Supplemental Lease shall be subject in all respects to the terms and conditions set out in the Supplemental Lease.

16.3.4 The following matters shall be inserted in each of the Unit 8 Lease and the Unit 9 Lease and the Corridor Lease and the Supplemental Lease as indicated below:

(A) The Review Date to be specified in clause 1 of the Unit 8 Lease and the Unit 9 Lease shall be the Review
Date as specified in this Agreement;

(B)     The date to be specified in clause 3(1) of the Unit 8
Lease and the Unit 9 Lease and the Corridor Lease shall be the Quarter Day (as defined in the Leases) immediately preceding the Date of Practical
Completion;

(C) The date to be specified in clause 4(1)(a) of the Unit 8 Lease and the Unit 9 Lease shall be the day before the Rent Commencement Date as specified in this Agreement;

(D) The date to be specified in clauses 4(1)(b) and 4(2) of the Unit 8 Lease and the Unit 9 Lease shall be the Rent Commencement Date specified in this Agreement;

(E)     The date to be specified in clause 5(1) of the Unit 8
Lease and the Unit 9 Lease shall be the Date of Practical Completion.

(F) The date to be specified in the definition of "Provisional Service Charge" in clause 5(7) of the Unit 8 Lease and the Unit 9 Lease shall be the Date of Practical Completion.

(G)     The date to be specified in clause 15(1) of the Unit
8 Lease and the Unit 9 Lease and clause 14(1) of the Corridor Lease shall be the fifteenth anniversary of the date upon which the Agreed Term commences.

(H)     The figure to be specified in Schedule 1 of the Unit
8 Lease and the Unit 9 Lease shall be the Gross
Internal Area specified in this Agreement.

(I) The dates to be inserted in Part 2 of Schedule 7 of the Corridor Lease shall be the date of completion of the Unit 8 Lease and the term commencement date of that lease, respectively.

(J) The date to be inserted into the new paragraph (g) set out in clause 4 of the Supplemental Lease shall be the date of the Supplemental Lease.

16.4    Completion

Completion of the grant of each of the Leases shall take place at the offices of the Developer's Solicitors Wilde Sapte of 1
Fleet Place London EC4M 7WS or elsewhere as they may reasonably direct.

16.5    Exclusion Order

If on the Completion Date the Exclusion Order is no longer effective to exclude the tenancy to be created by the Corridor Lease from the security of tenure provisions afforded by Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended) the Landlord and the Tenant (acting through the Landlord's Solicitors and the Tenant's Solicitors respectively) shall forthwith sign and submit to the relevant Court (in triplicate) a joint originating application in a form reasonably acceptable to both parties and all relevant documents in support thereof together with the requisite fee for the same (such fee to be paid by the Landlord) and each of the Landlord and Tenant shall use its reasonable endeavours to ensure that the security of tenure provisions afforded by Sections 24 to 28 (inclusive) of the Landlord and Tenant Act 1954 (as amended) do not apply to the Corridor Lease.


17.     MEASUREMENT

17.1    Measurement of Unit 8 and Unit 9
The Landlord the Developer and the Tenant shall procure that surveyors appointed by them shall measure the Gross Internal Area of each of Unit 8 and Unit 9 within five Working Days of the Date of Practical Completion and in the event of their failure to agree upon the Gross Internal Area within five Working Days after the Date of Practical Completion the matter shall be referred to the decision of an independent expert pursuant to the provisions of Clause 33.

17.2    Rent Adjustment

17.2.1 If the Gross Internal Area of Unit 8 as agreed or determined is more or less than 35,408 square feet
(but not otherwise) the Unit 8 Rent shall be the sum of the Gross Internal Area multiplied by L 8.00 instead of the sum specified in the definition of "Unit 8 Rent".

17.2.2 If the Gross Internal Area of Unit 9 as agreed or determined is more or less than 17,704 square feet
(but not otherwise) the Unit 9 Rent shall be the sum of the Gross Internal Area multiplied by L 8.00 instead of the sum specified in the definition of "Unit 9 Rent".


18.     OCCUPATION

        As soon as the Tenant shall have completed the Tenant's Works to the reasonable satisfaction of the Landlord the Tenant shall notwithstanding that the Leases may not then be completed take up occupation of and commence trading at the Premises upon the terms and conditions of the Leases and with the benefit of but subject to the rights (so far as consistent with the physical state of the Premises from time to time) exceptions and reservations agreements and declarations and provisos therein contained and the Landlord shall have and be entitled to all remedies by distress action or otherwise for breach of any of the covenants or conditions on the part of the Tenant as if the Leases had actually been granted.


19.     RENT

Until the Leases shall be granted the Tenant shall be liable for the payment to the Landlord on the dates to be specified in the Leases of sums equal to the amounts which would have been payable by way of rent and other payments under the covenants of the Leases had the same actually been granted on the Completion Date provided nevertheless that any money so paid shall be set against the rent and other payments which would otherwise be due under the Leases in respect of the same period and provided further that pending the ascertainment of the Gross Internal Area pursuant to Clause 17 such sums shall be paid at the rate of the rent specified as the Unit 8 Rent and the Unit 9 Rent and upon the Gross Internal Area being ascertained such adjustment as is necessary shall be made on the next following quarter day.

20.     INSURANCE AND SERVICE CHARGE

The Tenant shall also be liable on and from the Date of Practical Completion until the Leases shall be granted for the payment to the Landlord on the dates to be specified in the Leases of sums equal to the amounts which would have been payable by way of insurance and service charge under the covenants of the Leases had the same actually been granted on the Date of Practical Completion provided nevertheless that any money so paid shall be set against the insurance and service charge which would otherwise be due under the Leases in respect of the same period.


21.     DEFECTS

Any defects shrinkages or other faults in the Works which shall appear within the defects liability period or periods provided under the Building Contract shall be certified by the Tenant in a schedule of defects to be delivered by the Tenant to the Developer not later than 10 Working Days prior to the date of expiry of each defects liability period and the Developer shall take all reasonable steps to procure the making good of all such defects as are covered by the defects liability clause in the Building Contract and the Tenant shall give reasonable access to the Contractor for this purpose.


22.     TENANT'S OBLIGATIONS

The Tenant agrees to observe and perform the following stipulations:

22.1 Not to enter into possession of the Premises until the Access Date or (if none) the Date of Practical
Completion;

22.2 Not to assign charge or otherwise deal with its interest under this Agreement or any part thereof but to take up occupation of the Premises itself and enter into the Leases itself and commence trading therefrom as hereinbefore provided.


23.     VAT

All payments of whatever nature which are payable under this agreement are exclusive of VAT and the Tenant shall pay and keep each of the Landlord and the Developer indemnified against all VAT which may from time to time be charged on any monies payable by the Tenant under this Agreement.


24.     INTEREST

If any sum of money payable by the Tenant under this Agreement remains unpaid for more than five Working Days after the date when payment is due the Tenant shall pay interest on the amount due from time to time at the rate of four per cent per annum above the base lending rate from time to time of Lloyds Bank PLC from the date when payment was due until the date of payment (both before and after any judgment).


25.     TITLE

Title has been deduced to the Tenant's Solicitors (as the Tenant hereby acknowledges) and the Tenant is deemed to have full knowledge thereof and shall raise no objection or requisition relating thereto.


26.     MATTERS AFFECTING THE LEASE

26.1    Matters

The Leases will be granted subject to and with the benefit of such of the following as may apply:

26.1.1 all local land charges (whether registered or not before the date of this agreement) and all matters capable of registration as a local land charge or otherwise registrable by any competent authority or pursuant to statute or like instrument;

26.1.2 all notices served and orders demands proposals or requirements made by any local or other public or competent authority whether before or after the date of this Agreement;

26.1.3 all actual or proposed charges notices orders restrictions agreements conditions or other matters arising under any enactment relating to Town and Country Planning;

26.1.4 all existing rights and easements and quasi-easements;

26.1.5 all matters in the nature of overriding interests as defined in Section 70 of the Land Registration Act
1925; and

26.1.6 the matters contained mentioned or referred to in the documents mentioned in the Leases.

26.2    No Requisitions

The Tenant is deemed to have full knowledge of all matters referred to in Clause 26.1 and shall raise no objection or requisition in relation to any such matter.


27.     USER

Neither the Landlord nor the Developer warrants that the Premises may lawfully be used for any purpose authorised under the Leases.


28.     NON-MERGER

The provisions of this Agreement so far as not performed prior to completion of the Leases shall remain in full force and effect notwithstanding the completion of the Leases.


                                      Part 3

29.     GENERAL PROVISIONS

This part of this Agreement shall come into effect on the date hereof


30.     FORFEITURE

        If the Tenant commits any substantive breach of the provisions of this agreement and fails to remedy such breach within twenty-one (21) days after notice in writing by the Developer or the Landlord to the Tenant specifying the breach or if an Event of Default (as that term is defined in the Leases) occurs then in any such case the Developer or the Landlord may at any time thereafter by notice in writing to the Tenant determine this Agreement but without prejudice to any claim which the Developer or the Landlord may have against the Tenant arising before the date of determination Provided that notwithstanding such determination the Tenant shall if and to the extent required by the Developer or the Landlord remove at its own expense the Fit Out Works and any works carried out by or on behalf of the Tenant to the Premises (including the Tenant's Works) and reinstate the same and if the Tenant shall default in carrying out any such works of removal and reinstatement either of the Landlord or the Developer shall be entitled to carry out such works at the Tenant's expense and all costs so incurred shall be repaid by the Tenant forthwith upon demand or may be deducted from any money held by the Landlord pursuant to Clause 14.1.3.


31.     ACKNOWLEDGEMENTS

31.1    Acknowledgements

The Tenant hereby acknowledges and admits:

31.1.1 that it has not entered into this Agreement in reliance upon any representation made by or on behalf of the Landlord and/or the Developer but not embodied in this Agreement except to the extent that the Tenant may be entitled to rely on any representation made by the Developer's solicitors on behalf of the Developer in any written reply to any enquiry made by the Tenant's solicitors on behalf of the Tenant; and

31.1.2 that it has satisfied itself on all matters relating to user under the Planning Act and accepts that it shall be deemed to take the Premises with full knowledge thereof and shall raise no requisition or objection in relation thereto.

31.2    Entire Contract

The parties agree that this Agreement constitutes the entire contract between them and may not be varied except by written agreement between them or their respective solicitors.


32.     NOTICES

32.1 All notices requests demands approvals consents and other communications under this Agreement shall be in writing and shall be deemed to be duly given if delivered personally or sent by telex or facsimile or by prepaid registered or recorded delivery mail to a party at its address set forth above or at such other address as such party may specify from time to time by written notice to the others and if by facsimile shall be deemed to be given at the time of receipt and if by mail then shall be deemed to be given on the second Working Day after the day of posting.

32.2 During such period that the Estate is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property Investment
Management Limited at 31 Gresham Street, London EC2V 7QA or such other address as the Landlord shall notify to the Tenant and the Developer.


33.     DISPUTES

33.1    Disputes generally

Any dispute or difference arising between the parties hereto as to their respective rights duties and obligations hereunder or as to any matter arising out of or in connection with the subject matter of this Agreement (excluding any dispute or difference referred to in Clause 33.3) shall be referred to and determined by an independent person who has been professionally qualified in respect of the subject matter of the dispute or difference for not less than ten years and who is a specialist in relation to such subject matter such independent person to be agreed between the parties or failing such agreement to be nominated by the President or Vice-President or other duly authorised officer of the Royal Institution of Chartered Surveyors on the application of any party hereto.

33.2    Disputes over construction of Agreement

Any dispute or difference arising between the parties hereto over the meaning or construction of this Agreement (and also any dispute as to whether a particular dispute or difference should be dealt with under Clause 33.1) shall be referred to an independent solicitor or barrister agreed between the parties hereto or failing such agreement nominated by the President or the Vice-President or other duly authorised officer of the Law Society on the application of any party hereto.

33.3    Disputes regarding Determination

Clauses 33.1 and 33.2 do not apply to disputes relating to the determination or purported determination of this Agreement under Clause 30.

33.4    Appointment of Expert

Whenever a person is to be appointed under this Clause 33 the following provisions shall have effect:

33.4.1 the person shall act as an expert and not as an arbitrator and his decision shall be final and binding upon the parties hereto;

33.4.2 the person shall consider (inter alia) any written representations on behalf of any party (if made promptly) but shall not be bound thereby;

33.4.3 the parties shall use all reasonable endeavours to procure that the person gives his decision as speedily as possible;

33.4.4 the costs of appointing the person and his costs and disbursements in connection with his duties under this agreement shall be shared between the parties in such proportions as the person shall determine or in the absence of such determination equally between them; and

33.4.5 if the person becomes unable or unwilling to act then the procedure hereinbefore contained for appointment of an expert may be repeated as often as necessary.


34.     LANDLORD'S LIABILITY

34.1    Personal Obligations

The obligations on the part of the Developer contained in this Agreement shall be personal to the Developer and shall not be binding on the Landlord nor the owner for the time being of the reversion to the interest to be granted pursuant to the Leases.

34.2    Right to Assign

The Landlord shall have the right to assign the benefit of this Agreement by way of absolute legal assignment or by way of security or otherwise. The Landlord shall within 10 Working Days after such assignment give written notice (or procure that the assignee gives such notice) to the Tenant of such assignment and setting out full details of the assignee and its address for service.

34.3    Assignment

If the Landlord assigns the benefit of this Agreement and the assignee gives notice of such assignment to the Tenant the Tenant shall forthwith following receipt of the notice of assignment acknowledge receipt of the same and shall also acknowledge to the assignee that it shall not treat this Agreement as repudiated by reason of any act or omission on the part of the Landlord named in this Agreement without first giving not less than 10 Working Days notice in writing to the assignee and allowing the assignee a reasonable opportunity to remedy or procure remediation of the breach (where capable of remedy).


35.     GUARANTOR'S COVENANT

The Guarantor covenants with the Landlord and as a separate covenant with the Developer that:

35.1 during the continuance of this agreement the Tenant shall observe and perform the obligations covenants and conditions on the Tenant's part contained in this agreement and in case of default the Guarantor will observe and perform the obligations covenants and conditions in respect of which the Tenant is in default and make good to each of the Landlord and the Developer on demand and indemnify each of the Landlord and the Developer against all losses damages costs and expenses thereby arising or incurred by the Landlord or the Developer (as appropriate);

35.2    the liability of the Guarantor under Clause 35.1
shall not be affected in any way by:

35.2.1 any neglect or forbearance of the Landlord or the Developer in enforcing the observance or performance of the obligations covenants and conditions on the Tenant's part;

35.2.2 any time or indulgence given to the Tenant by the Landlord or the Developer;

35.2.3  any variation in the terms of this Agreement;

35.2.4 the death of the Tenant (if an individual) or the dissolution of the Tenant or the Tenant otherwise ceasing to exist; or

35.2.5 any other act matter or thing or the release of any person apart from the express release in writing of the Guarantor;

35.3 if during the continuance of this Agreement the Tenant (being a company) is dissolved or if the liquidator of the Tenant or (if the Tenant is an individual) the trustee in bankruptcy of the Tenant disclaims this agreement the Guarantor shall upon written notice from the Landlord or the Developer given within three months after the date of dissolution or disclaimer enter into an agreement for Lease of the Premises (as tenant) upon the same terms as in this Agreement (without however requiring any other person to act as guarantor) such new agreement to take effect from the date of dissolution or disclaimer and to be granted at the cost of the Guarantor who shall execute and deliver to the Landlord and the Developer a counterpart of it.


36.     JURISDICTION

36.1    English Law

This Agreement shall be governed by and construed in accordance with English law.

36.2    English Courts

Each party to this Agreement submits to the exclusive jurisdiction of the English courts in respect of all matters arising out of this Agreement but each of the Landlord and the Developer shall have the right to bring proceedings in the courts of any other jurisdiction for the purpose of enforcing a judgment.

36.3    Service of Notices on Guarantor

The Guarantor appoints Dibb Lupton Alsop (ref RSS) of 125 London Wall London EC2Y 5AE (or such other person in the UK as the Guarantor may from time to time nominate by written notice to the Landlord and to the Developer) as its agents to accept on its behalf service of all notices served in accordance with the provisions of this agreement and to accept service of process in respect of all proceedings arising out of this agreement.


AS WITNESS the hands of duly authorised signatories for the Landlord, the Developer and the Tenant and executed as a deed by the Guarantor




SIGNED by

for and on behalf of the DEVELOPER
)
)




SIGNED by
for and on behalf of the LANDLORD
)
)





SIGNED by
for and on behalf of the TENANT
)
)





SIGNED as a DEED
by the GUARANTOR acting by Richard
Stoltz its Authorised Signatory in
accordance with the constitution of
the company and the country in which
it is incorporated
)
)
)
)



                                               Authorised Signatory




                                  FIRST SCHEDULE
                              (Prohibited Materials)


The materials identified in the publication entitled "Good Practice in the Selection of Construction Materials" produced by the British
Council for Offices and the British Property Federation


SECOND SCHEDULE
(Onerous Conditions)


1. Any restriction on the hours of use or anything which would prevent the use of the Premises for any day or days in any year

2. Any restrictions on the permitted use of Unit 8 and Unit 9 which would prevent their use for any purposes within use classes B1(c), B2 or B8 of the Town and Country (Use Classes) Order 1987 or as an internet data centre or any restrictions on the permitted use of the Corridor as a connecting corridor between Unit 7 and Unit 8 and otherwise as open space

3. Any restrictions on increasing the internal floorspace of Unit 8 and Unit 9 by way of a mezzanine floor except a restriction on increasing the internal floorspace of Unit 8 and Unit 9 beyond that applied for in the Tenant's Application

4. Any restrictions on the use of the car parking (other than a restriction requiring the car parking to be used only by occupiers of Unit 8 and Unit 9 or their visitors or only in conjunction with the use or occupation of Unit 8 or Unit 9)

5. Any condition which requires the reduction in number of car spaces to be provided as part of the Works unless such condition is attached to a planning permission granted pursuant to the Tenant's Application

6. Any restrictions on the height or weight of vehicles which access or service the Premises

7. Any restrictions on external storage on site, or the ability to make alterations to the Premises such as installation of satellite dishes or power generators, signage or air conditioning equipment other than a restriction requiring planning permission to be obtained before such alterations are made


                                  THIRD SCHEDULE
                                  (Fit Out Works)


1. Steelwork in Unit 8 is to be designed to allow for a future door (such future door not forming part of the works described in this schedule), size 2m wide x 2.6m high located between grid lines C and D on grid line 16 (such grid lines being shown on the plans annexed to the Documents).

2. 3no. 100 mm dia. service ducts are to be laid from each of the 2no. telecom manholes near to Unit 8 entrance, to accommodate future fibre optic cables (such future fibre optic cables not forming part of the works described in this schedule). Ducts are to have slow bends at changes of direction, and are to be complete with draw ropes. Ducts terminate above slab within the building. Positions of ducts as follows: from manhole near to grids A/9 to near to intersection of grids E/12, running parallel to grids 9 and then E; and from manhole near to grids A/12 to near to intersection of grids D/12, running parallel to grids 12 and then D. Dimensioned locations to ducts to be confirmed.



                                  FOURTH SCHEDULE
     (Tenants Works - brief details of parts thereof approved in principle)


1. Security fencing around the perimeter of the demise, including the rear yard area to the line of phase 1.

2. The right to install steel mezzanine structures within the units.

3. The installation of service plant within a purpose built structure to be site to the rear of the units and within the demised yard area.

4. The right to construct a connecting corridor between Units 7 & 8, specification to be agreed as such works are more particularly specified in the Tenant's
Application and drawings numbered PR/NC/1, 9021/PA/01 (dated 12/4/99), 9021/PA/02 (dated 11/4/99) and 9021/PA/03 (dated 12/4/99).



ANNEXURES

Annexure 1      -       Documents

Annexure 2      -       Unit 8 Lease

Annexure 3      -       Unit 9 Lease

Annexure 4      -       Corridor Lease

Annexure 5      -       Supplemental Lease

Annexure 6      -       Plan

Annexure 7      -       Contractor's Warranty

Annexure 8      -       Employer's Agent's Warranty

Annexure 9      -       Structural Engineer's Warranty

Annexure 10     -       Architect's Warranty

Annexure 11     -       RPS's Warranty

Annexure 12     -       Rent Security Deposit Deed relating to Unit 8

Annexure 13     -       Rent Security Deposit Deed relating to Unit 9

Annexure 14     -       Licence for Alterations

Annexure 15     -       Parking Area Deed


TLF/SJG/145764
PY0439854.03



                            DATED                 1999




                           HELIOS (PARK ROYAL) LIMITED


                                       and


                        LLOYDS BANK PLC (as Trustee of the
                       Schroder Exempt Property Unit Trust)


                                       and


                             EXODUS INTERNET LIMITED


                                       and


                            EXODUS COMMUNICATIONS INC




                        ----------------------------------
                               AGREEMENT FOR LEASE
                                   relating to
                        Units 8 and 9 Phase 3 Matrix Park,
                           Coronation Road, Park Royal
                                   London NW10
                        ----------------------------------







                                   WILDE SAPTE
                                  1 Fleet Place
                                 London EC4M 7WS

                               Tel. 0171 246 7000
                               Fax. 0171 246 7777
                               Ref. TLF/SJG/145764
                                   PY0439854.05

                             H.M. LAND REGISTRY

                       Land Registration Acts 1925-1988


County & District:              London Boroughs of Ealing and Brent

Title Number:                   AGL 54738

Property:                       Unit 8 Phase 3 Matrix Park, Coronation Road,
Park Royal,
London NW10


THIS  LEASE  is made on                                        , 1999

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71
Lombard Street, London EC3P 3BS (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "Guarantor").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.      DEFINITIONS

In this Lease:

"authorised guarantee agreement" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant
(Covenants) Act 1995;

"Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

"Car Spaces" means 26 parking spaces on the Estate from time to time designated by the Landlord for the Tenant's use of which not less than 25 parking spaces shall be within the area shown edged green on the Plan;

"Clearing Bank" means a bank which is a member of CHAPS Clearing
Company Limited;

"Common Parts" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any Unit) but for the avoidance of doubt the common parts shall always include the road coloured brown on the Plan and the Car Spaces and shall afford the Tenant access to and from the Property and the Car Spaces;

"Conduits" includes those for sewage, water, gas, electricity, telecommunications and data processing;

"Default Interest Rate" means four per centum per annum above the Interest Rate;

"End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

"Estate" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

"Estate Plan" means the plan numbered A3159/0/38 annexed to this Lease;

"Guarantor" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

"Insured Risks" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

"Interest Rate" means the base rate for the time being of Lloyds
Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land
Compensation Act 1961;

        "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

"Lease" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

"Lettable Areas" means all buildings on the Estate designed to be let for commercial use;

"Parking Area" means the car parking areas forming part of the Estate including the Car Spaces;

"Plan" means the plan annexed to this Lease numbered A3159-003.P01;

"Planning Acts" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning
(Consequential Provisions) Act 1990 and the Planning and
Compensation Act 1991;

"Property" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes
(without limitation):

        (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

        (b) landlord's fixtures and fittings including floor coverings;

(c) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

(d) one half (severed vertically) of any wall separating the Property from any adjoining Unit;

(e)     service areas, loading bays and landscaped and open areas;
and

(f)     boundary walls and fences (if any);

"Quarter Days" means 25th March, 24th June, 29th September and
25th December in every year;

"Rent" includes all sums reserved as rent by this Lease and any interim rent determined under the Landlord and Tenant Act 1954;

"Rent Review Specification" means the specification annexed to this Lease;

"Retained Areas" means the whole of the Estate other than the Units;

"Review Date" means                            in the year
                                and in every fifth year after that year
for so long as the Term continues;

"Review Period" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the End of the Term;

"Tenant" includes the Tenant's successors in title;

"Term" means the term granted by this Lease and any statutory or other continuation or extension of it or any holding over;

"Term Commencement Date" means the date of commencement of the Term specified in clause 3(1);

"Units" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit" shall mean any one of them;

"VAT" means value added tax and any imposition or levy of a like nature; and

"VATA 1994" means the Value Added Tax Act 1994.


2.      INTERPRETATION

(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

(a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

(b) any enactment which that enactment re-enacts (with or without modification);

(c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

(d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4) Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)     The headings in this Lease do not affect its interpretation.


3.      LEASE

(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including [
] subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3) This Lease does not include any rights other than those set out in Schedule 2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.      RENT AND RENT REVIEW

(1)     Rent
The yearly rent shall be:-

(a)     until [                ] the rent of one peppercorn (if
demanded);

(b)     from and including [                             ] until
the first Review Date the rent of [                     ] pounds
[L ]; and

        (c) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

(2)     Rent payment dates
The yearly rent is payable without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on
[                            ] in respect of the period
commencing on that date and ending on the day before the next following Quarter Day.

(3)     Rent review - method
The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

(4)     Nomination
The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

(5)     Rent review - amount

In the case of valuation the revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date

(a) after the expiry of a rent free period or a concessionary rent period given for fitting-out purposes only of such length and the giving of such other inducements
(including, without limitation, any rental concession, capital payment or contribution to fitting out-costs) given for fitting out purposes only as in either case would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of such inducement; and

(b) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

(6)     Assumptions
The assumptions are that at the relevant Review Date:

(a)     the Property:

          (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years or a term equal to the residue then unexpired of the Term (whichever be the longer) but in either event commencing on the relevant Review Date with the rent payable from then;

          (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause (1)(a) and (b) and any rent free or reduced rent period allowed to the Tenant but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

          (iii) has been built to the specification set out in the Rent Review Specification with the inclusion of an internal dividing wall (with no openings in such wall) between the Property and the adjacent Unit numbered 9 and is fit and available for immediate occupation and use with connections to all mains services independently of any other Unit and is available for immediate use as authorised by this Lease; and

          (iv) may be used for any of the purposes permitted by this Lease including any purpose which falls within the same use class (under the Town & Country
          Planning (Use Classes) Order for the time being in force) as the purpose permitted by this Lease;

(b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed; and

(c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

(7)     Disregards
The matters to be disregarded are:

(a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

(b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

(c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any improvement carried out with consent of the Landlord
(where required) but not under an obligation to the Landlord or its predecessors in title to the Property carried out by and at the cost of the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.

(8)     Valuer
In the case of determination by a valuer:

(a) the fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs;

(b) the valuer shall afford the Landlord and the Tenant an opportunity to make representations to him; and

        (c) if the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

(9)     Memorandum
When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

(10)    Interest
If the revised rent payable with effect from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the determination by the valuer.

(11)    Costs
If either the Landlord or the Tenant fails to pay the relevant part of the fees and expenses of the valuer under sub-clause (8) within 15 Business Days of the same being demanded by the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

(12)    Time not of the essence
Time shall not be of the essence for the purposes of this clause
4.


5.      SERVICE CHARGE

(1) The Tenant shall pay to the Landlord the Provisional Service Charge without any deduction by equal quarterly payments in advance on the Quarter Days.  The first payment (which is an apportioned sum) is to be made on the date of the Lease in
respect of the period commencing on
[                                ] and ending on the Quarter Day
next following the date of this Lease.

(2) As soon as possible after every Accounting Date the Landlord shall prepare and supply to the Tenant an account:

(a)     showing the Gross Expenses, the Income and the Net
Expenses for the Financial Year referred to in the account;

(b)     containing a fair summary of the items referred to in it;
and

(c) certified by the Landlord or its agents (who may be the managing agents for the Estate).

The account shall be conclusive evidence of all matters of fact referred to it in it (save in the case of manifest error) and the Tenant shall be afforded on request reasonable facilities for inspecting and taking copies of the accounts and receipts and other documents supporting the account.

(3) In the case of the first Accounting Date after the date for commencement of payment of the Provisional Service Charge specified in clause 5(1), if the proportion of the Tenant's
Share of the Net Expenses shown in the account apportioned on a daily basis for the period from that date to the Accounting
Date:

(a)     exceeds the amount already paid as Provisional Service
Charge before the first Accounting Date, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

(b)     is less than the amount already paid as Provisional
Service Charge before the first Accounting Date, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge.

(4) In the case of every subsequent Accounting Date, if the Tenant's Share of the Net Expenses shown in the account for the period beginning on the day after the previous Accounting Date and ending on that Accounting Date:

(a) exceeds the amount paid as Provisional Service Charge during that period, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

(b) is less than the amount paid as Provisional Service Charge during that period, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge or repay the excess in respect of the last year of the Term.

(5) If the Landlord fails to include in any account for a Financial Year a sum expended or liability incurred in that year the Landlord may include such sum or the amount of such liability in an account for any subsequent Financial Year.

(6)     All sums payable under this clause shall be reserved as rent.

(7)     In this clause:

        "Accounting Date" means 31st December or any other date that the Landlord may nominate;

        "Financial Year" means a year ending on an Accounting Date;

        "Gross Expenses" means all the expenses incurred by the Landlord in connection with the Estate including, without limitation, the matters referred to in Schedule 7;

        "Gross Internal Area" has the meaning ascribed to that expression in the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated
Society of Valuers and Auctioneers (4th Edition);

        "Income" means:

(a) any insurance money received under an insurance policy which the Landlord was obliged to effect under this Lease where the Landlord has incurred expenses in making good the insured loss itself; and

(b) any money received from any person (other than the service charge paid by the tenants in the Estate) who was liable to contribute to the cost of compliance with the Landlord's obligations under this Lease where the Landlord has itself incurred the expense towards which that person contributed;

"Net Expenses" means the amount by which Gross Expenses exceeds
Income;

"Provisional Service Charge" means:

(a)     in respect of the period from the [                      ] to
the Accounting Date next following the date of this Lease the annual sum of L10,620; and

(b) in respect of each subsequent Financial Year, the sum fixed from time to time by the Landlord or its agents acting reasonably (who may be the managing agents for the Estate) as being a reasonable estimate of the Tenant's
Share of the Net Expenses for the relevant Financial Year;

"Tenant's Share" means the same proportion of the Net Expenses as the Gross Internal Area of the Property from time to time bears to the Gross Internal Area of the Lettable Areas at such time provided always that if the Landlord shall consider that having regard to the nature and degree of use by the Tenant or other tenants on the Estate of the facilities covered by the Gross Expenses or any other factors which the Landlord may reasonably consider relevant some other proportion ought properly to be payable by the Tenant the Landlord may substitute such other percentage as it shall consider reasonable either with regard to all or any items making up the Net Expenses provided that the proportion of the Net Expenses payable by the Tenant shall not be increased by reason solely or in part of any Lettable Areas being vacant or unlet.


6.      TENANT'S COVENANTS

(1)     Introduction
The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 5, 8 and 9.

(2)     Rent
The Tenant shall:

(a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction;
and

(b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)     Outgoings
The Tenant shall:

(a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or the Car Spaces or assessed, charged or imposed on, or payable by the owner or occupier of the Property or the Car
Spaces;

(b) pay the proportion properly attributable to the Property or the Car Spaces of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or the Car Spaces and other car spaces or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties or the Car
Spaces and other car spaces;

(c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

(d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

(e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

Provided that the Tenant shall not be obliged to pay such sums referred to above to the extent that the same have been recovered by the Landlord under Clause 5.

In this sub-clause "Outgoings" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)     Repair
The Tenant shall:

(a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

(b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

(c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

(d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated
(where landscaped) and free from weeds;

(e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

(f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

(g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)     Redecoration
The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)     Entry by the Landlord
The Tenant shall:

(a) permit the Landlord to enter the Property to examine its condition and take inventories;

(b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

(c) permit the Landlord and any person acting as valuer under clause 4 to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property, any action under the Landlord and Tenant Act
1954 Part II, or the implementation of clause 4; and

(d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)     Remedy breaches
The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 6(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)     Alterations
Subject to the rights granted to the Tenant in Schedule 2 to this Lease the Tenant shall:

(a) not make any alteration or addition to the Property (other than the erection, alteration or removal of internal, non structural, demountable partitioning) save as permitted by paragraph (b);

(b)     not make any non-structural alteration to the Property
(other than as mentioned in paragraph (a)) nor make any openings in or remove or subsequently rebuild the dividing wall between the Property and Unit 9 without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

(c) before the End of the Term if required to do so by the Landlord but not otherwise, remove any alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

In this sub-clause a non-structural alteration is one which does not affect the roof, foundations or exterior of the Property or any load-bearing part of it.

(9)     Signs
The Tenant shall:

(a) not display on the Property any signs visible from outside the Property except those which in the Landlord's opinion are reasonably necessary in connection with the business carried on at the Property and which are in a form approved by the Landlord and are affixed in positions approved by the Landlord (such approvals not to be unreasonably withheld or delayed);

(b) at the End of the Term remove all signs (including any erected before the beginning of the Term) and make good all damage caused by their removal; and

(c) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire save with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed and in making such decision the Landlord shall have due regard to the Tenant's use of the Property.

In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10)    Use
The Property shall not be used for any purpose other than a use within Class B1, Class B2 or Class B8 of the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease.

(11)    Use obligations
The Tenant shall:

(a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

(b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

(c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

(d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

(e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

(f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

(g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

(h)     not overload the Property or its Conduits;

(i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

(j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common
Parts by others may be impeded; and

(k) not park vehicles on or load or unload goods onto or from vehicles save in those parts of the Property or the Common
Parts designated by the Landlord for that purpose.

(12)    Statutory requirements
The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13)    Notices
The Tenant shall:

(a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business
Days of its service;

(b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

(c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14)    Fire authority requirements
The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15)    Planning Acts
The Tenant shall:

(a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

(b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

(c) not make any application for planning permission without the Landlord's prior consent (which shall not be unreasonably withheld or delayed) to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

(d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

(e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

(f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

(g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

(h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

(i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

(j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

(k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

(l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

          (i) within 12 months before the date specified in clause 15 of this Lease if the Tenant has served the notice referred to in that clause; or

          (ii) within 12 months before the End of the Term unless the Tenant has exercised its rights to take a new lease under the provisions of the Landlord and Tenant Act 1954;

and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16)    Obstruction
The Tenant shall not:

(a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

(b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

(c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17)    Obstruction proceedings
If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

(a)     notify the same forthwith to the Landlord; and

(b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18)    Acquisition of rights
The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.

(19)    Party Matters
        The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property to the extent that those costs and expenses are not recovered under clause 5. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20)    New Guarantor
If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

In this sub-clause a guarantor's event of default is any of the following:

(a)     in the case of a Guarantor who is an individual:

          (i)     the death of the individual;

          (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

          (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

          (iv) the making by the individual of a proposal for a voluntary arrangement;

          (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

(b)     in the case of a Guarantor which is a company:

          (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

          (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

(c) in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21)    Costs
The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

(a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

(b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

(c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

(d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22)    Indemnity
The Tenant shall:

(a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

(b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

          (i)     the state of repair or condition of the Property;

          (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

          (iii) the construction or existence of any additions or alterations to the Property;

          (iv)    the use of the Property;

          (v) anything now or in the future attached to or on the Property;

          (vi)    the use of vehicles on the Property;

          (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

          (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

          Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23)    Notices for sale and re-letting
The Tenant shall:

(a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

(b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

(c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24)    Regulations
The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25)    Car Spaces
The Tenant shall:

(a) not use the Car Spaces otherwise than for the purpose of the parking of one private motor car in each Car Space and not to keep anything else in the Parking Area including, without limitation, plant, equipment, materials, containers of any description or any skip or other receptacle for refuse or any caravan or temporary building;

(b) not without the express permission of the Landlord carry out any repairs to any vehicle whilst it is in the Parking
Area and if permission is granted ensure that any repairs are carried out in such manner as not to cause any nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area;

(c) keep the Car Spaces and the surrounding area clean, tidy and free from deposits of oil or grease;

(d)     not cause any obstruction in the Parking Area;

(e) take all reasonable and proper precautions against fire occurring in any vehicle using the Car Spaces;

(f) not do anything in the Parking Area which causes nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area.

(26)    Freehold covenants
The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(27)    Yield up
The Tenant shall:

(a) yield up the Property (except tenant's or trade fixtures including those of the type listed on annexed schedule) to the Landlord at the End of the Term with vacant possession with an internal dividing wall between the Property and the adjacent Unit numbered 9 constructed to the Landlord's reasonable satisfaction and in accordance with the specification of such wall contained in the Rent Review Specification and otherwise in accordance with the Tenant's covenants contained in this Lease; and

(b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(28)    Release of Landlord

If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants)
Act 1995:

(a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

(b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.


7.      LANDLORD'S COVENANTS

(1)     Introduction
The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clauses 5 and 9.

(2)     Quiet enjoyment
For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.

(3)     Services
The Landlord shall use all reasonable endeavours to:

(a) maintain in good working order and repair all Conduits in, under or upon the Estate which serve the Property (other than those which exclusively serve the Property); and

(b) keep the surfaces of the Common Parts in good repair and cleaned at regular intervals and reasonably well lit.

The Landlord will not be liable to the Tenant for any breach of these obligations unless the Tenant has given the Landlord notice of the breach and the Landlord is aware or should reasonably be aware of the breach and has failed to remedy the breach within a reasonable time of service of the notice.


8.      ALIENATION

(1)     Restrictions on alienation
The Tenant shall not:

(a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property;
nor

(b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord
(such consent not to be unreasonably withheld or delayed).

(2)     Assignment
The Tenant shall not:

(a)     assign part of the Property; nor

(b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)     Agreement as to circumstances
The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

(a) any rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

(b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

(c)     the proposed assignee or any proposed guarantor for it
(other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

(d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

(e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(4)     Agreement as to conditions
        The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

(a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

(b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph
(a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

(c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in Schedule 5 (with
"assignee" substituted for "Tenant" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

(d) that all rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

(e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (14) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

(f) that before the assignment of this Lease to an assignee who is not also taking an assignment of the adjacent Unit numbered 9 the Tenant has constructed to the Landlord's reasonable specification and satisfaction an internal dividing wall between the Property and the adjacent Unit numbered 9.

(5)     Further agreement
The Landlord and the Tenant agree that:

(a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

(b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)     Underletting
        The Tenant shall not:

(a)     underlet part only of the Property;

(b)     underlet the whole of the Property:

          (i)     without complying with the provisions of sub-clauses
          (7) to (11); and

          (ii) without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)     Underletting Conditions
Not to underlet the whole of the Property without producing to the Landlord:

(a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

(b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)     Covenants on underletting
        The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

(a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

(b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form
          (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)     Guarantee on underletting
        If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of
Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10)    Form of underlease
The Tenant shall procure that every underlease shall:

(a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)     such amendments as may be provided for in paragraphs
          (b) to (d); and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

(b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

(c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

(d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11)    Underlease requirements
        The Tenant shall:

(a)     not grant any underlease at a fine or premium;

(b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

(c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

(d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

(e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord
(such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

(f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12)    Associated companies
        The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant
(within the meaning of section 42 of the Landlord and Tenant Act
1954) for so long as both companies remain members of that group and provided that:

(a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

(b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13)    Charging
        The Tenant shall not

(a)     charge part of the Property; or

(b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14)    Registration of dealings
Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than L 25, in respect of each assignment, transfer, underlease, charge or devolution.


9.      INSURANCE

(1)     Landlord's insurance obligations
Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)     Sum and risks insured
The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)     Fees
The insurance shall extend to:

(a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

(b)     the costs of demolition and removal of debris; and

(c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)     Production of policy
Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)     Reinstatement
Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

(a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

(b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

(c) subject to the Tenant complying with its obligations in sub-clauses (6)(a)(iii), (7) and(9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)     Tenant's insurance obligations
(a)     The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

        All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

(b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)     Vitiation
The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)     Increased premium
The Tenant shall:

(a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

(b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)     Irrecoverable reinstatement cost
If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10)    Notice of damage
If the Property is destroyed or damaged by any of the Insured
Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11)    Double insurance
The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12)    Cesser of rent
If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13)    Prevention of reinstatement
The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

In this sub-clause a supervening event means any of the following:

(a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

(b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

(c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord
(acting reasonably);

(d) inability of the Landlord to obtain access to the site to reinstate;

(e) prevention of reinstatement by any cause beyond the control of the Landlord.


10.     RE-ENTRY

(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach
(including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)     In this clause an Event of Default is any one of the following:

(a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

(b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

(c) the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

(d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

(e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

(f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

(g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

(h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.


11.     GUARANTEE

The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.


12.     VALUE ADDED TAX

(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)     Where under the terms of this Lease the Tenant is obliged:

(a)     to make any payment to the Landlord or any other person
(including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

(b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

        then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)     This clause shall not affect the generality of clause 6(3)
(Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of
Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.


13.     TRUSTEE LIABILITY PROVISION

(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust
Assets.

(2) For the purposes of this clause "Trust Assets" means the assets for the time being held upon the trusts of SEPUT.


14.     GENERAL

(1)     Interest and powers of recovery
If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)     Disputes
In relation to disputes:

(a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

(b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)     Compensation
Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(4)     Joint and several liability
Where the Tenant or any Guarantor is more than one person:

(a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

(b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(5)     Whole agreement
This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(6)     Representations
The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(7)     Rights of entry
All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(8)     Interpretation of covenants
Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(9)     Tenant's possessions
If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

(a) the Landlord may dispose of the possessions as agent for the Tenant;

(b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

(c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

(d)     the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii) any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(10)    Other land
Nothing contained in or implied by this Lease shall:

(a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

(b)     give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(11)    Severance
To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(12)    Perpetuity Period
The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(13)    Notices in writing
Every notice, consent, approval or direction given under this Lease shall be in writing.

(14)    Counterparts
This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.


15.     BREAK CLAUSE

(1)     The Tenant may terminate this Lease on
[                         ](the "Termination Date") by giving to
the Landlord not less than one year and one day's prior written notice, subject to the Tenant:

(1)     paying any arrears of rent payable pursuant to clause
4(1) and VAT thereon on or before the Termination Date;

(2) giving up vacant possession of the Property by the Termination Date;

(3)     making the payment specified in clause 15(2).

        In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in the lease.

(2) On the Termination Date the Tenant shall pay the Landlord a sum calculated in accordance with clause 15(3) and shall hand over to the Landlord the original Lease and all other title deeds and documents relating to the Tenant's interest in the Property and shall execute such documents as the Landlord shall reasonably require in order to cancel any entry or title at H.M. Land
Registry.


(3) The Tenant shall pay a sum calculated in accordance with the following formula:

                                    R x IF2
                                       ----
                                       IF1

where:


           R = the annual rent payable pursuant to clause 4(1) of this Lease at the Termination Date or the annual rent that would be payable but for any cesser or abatement of rent;

Index Figure = the monthly index figure of rental growth
               published by Investment Property Databank Limited in relation to industrial properties in Greater
               London or in the event of such publication ceasing, such other reasonably comparable index nominated by the Landlord;


         IF1 = the Index Figure last published prior to the tenth anniversary of the Term Commencement Date;


         IF2 = the greater of (a) the Index Figure last published prior to the Termination Date or (b) IF1.


16.     NOTICES

(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property
Investment Management Limited at 31 Gresham Street, London  EC2V
7QA or such other address as the Landlord shall notify to the Tenant.


17.     GOVERNING LAW AND JURISDICTION

(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y
5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

SCHEDULE 1

The Property

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan with the building on it having a Gross Internal Area (as defined
in the Code) of [               ] square feet and known as Unit 8,
Phase 3 Matrix Park, Coronation Road, Park Royal, London, NW10. In this Schedule the Code means the fourth edition of the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers.



SCHEDULE 2

Rights granted to the Tenant


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2.      The right to park 26 motor cars in the Car Spaces.

3. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

4. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

5. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common
Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

6. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.


SCHEDULE 3

Rights reserved to the Landlord

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 6(6) PROVIDED THAT such right shall only be exercised
(except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).



SCHEDULE 4

Matters affecting the freehold

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement


SCHEDULE 5

Guarantee Provisions

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.      The obligations of the Guarantor under this Lease:

(a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

(b)     will not be affected by:

          (i) any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant
          (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3. So long as this guarantee remains in force the Guarantor shall not:

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

(c)     exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated


5.      If:

(a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

(b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

(c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

(d)     this Lease is forfeited,

        then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.


SCHEDULE 6

Authorised guarantee provisions


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.      The obligations of the Guarantor under this guarantee will not be affected by:

(a) any time or indulgence granted to the Assignee by the Landlord;

(b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

(c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

(d) the release of one or more of the parties defined as the Guarantor (if more than one); or

(e)     any other act, omission, matter, event  or thing whereby
(but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.      During the Guarantee Period the Guarantor shall not;

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

(c)     exercise any right of set off against the Assignee.

9. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10      If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.     In this Schedule:

"Act" means the Landlord and Tenant (Covenants) Act 1995;

"Assignee" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

"Guarantee Period" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

"Guarantor" means the outgoing Tenant.


SCHEDULE 7

Service Charge Costs

1. The cost of inspecting, repairing, maintaining, cleaning, decorating and lighting the whole of the Retained Areas (including any party walls separating Lettable Areas) including any retaining walls situate on the Estate and the boundary walls and fences of the Estate and all Conduits serving the Estate (excluding those serving solely any of the Lettable Areas).

2.      The cost of providing the services referred to in clause 7(3).

3. The cost of the maintenance (including planting) of all open and landscaped areas within the Retained Area.

4. The cost of the erection and maintenance of directional or other signs or notice boards relating to the Estate or it occupiers.

5. The cost of the establishment and enforcement of regulations for the benefit or better ordering of the Estate or any part of the Estate.

6. The cost of providing caretaking and security services to the Estate.

7. The cost of marking out the roads, footpaths, service areas, loading bays and all other relevant parts of the Retained Areas.

8.      The cost of refuse disposal.

9. The cost of all fuel for the functions referred to in the other paragraphs of this Schedule.

10. All Outgoings (as defined in clause 6(3)) assessed, charged or imposed on the Estate as a whole and the Retained Areas.

11. Any amount which the Landlord may be called upon to pay as a contribution towards the expense of making, repairing, maintaining, cleaning or lighting anything used by the Estate and any nearby property.

12. The cost of complying with, making representations against or contesting the incidence of any enactment relating or alleged to relate to the Estate.

13. All professional fees reasonably and properly incurred by the Landlord in connection with the administration and the general management of the Estate including (without limitation):

(a) the Landlord's agent's fees in connection with management of the Estate (excluding rent collection); and

(b) fees payable in connection with the service charge account.

14. The reasonable fees of the Landlord or any company associated with the Landlord where the Landlord or that company, rather than a third party, undertakes any obligations under this Lease or other function referred to in this Schedule.

15. The interest and fees on borrowing any money to finance any of the functions referred to in this Schedule.

16. Any other sum properly incurred by the Landlord in connection with the management of the Estate.





SIGNED as a deed by                     )
                         Trust Manager)
as attorney for LLOYDS BANK PLC )
in the presence of:                     )


Witness's
Signature: ...............................................

Name : ...................................................

Address : ................................................

 ...............................................................

 ...............................................................






EXECUTED as a DEED by EXODUS
INTERNET LIMITED acting by
two Directors or a Director and its
Company Secretary


                        Director


                        Director/Secretary






SIGNED as a DEED by EXODUS
COMMUNICATIONS  Plc acting by
Richard Stoltz its Authorised Signatory
in accordance with the constitution of the Company and the country in which it is incorporated

                         Authorised Signatory





DATED                                                   1999



                                LLOYDS BANK PLC
                (as trustee of Schroder Exempt Property Unit Trust)



                                       - and -



                                EXODUS INTERNET LIMITED



                                       - and -



                                EXODUS COMMUNICATIONS INC






                                       L E A S E

                                  of property known as
                                Unit 8 Phase 3 Matrix Park,
                           Coronation Road, Park Royal, London NW10










                                    ALLEN & OVERY
                                        London
                                      PY0431729.05

                    DATED                                1999
                    -----------------------------------------



    LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST)  (1)




                                     - and -



                            EXODUS INTERNET LIMITED (2)




                     -----------------------------------------
                            RENT SECURITY DEPOSIT DEED
                      Relating to Unit 8 Phase 3 Matrix  Park

                     Coronation Road  Park Royal  London  NW10
                     -----------------------------------------







                                   WILDE SAPTE
                                  1 Fleet Place
                                 London EC4M 7WS

                               Tel. 0171 246 7000
                                Fax. 0171 246 7777

                          Ref: TLF/SJG/145764/PY431785.01


                                TABLE OF CONTENTS


Clause  Heading                                                       Page  No.


1.      Definitions and Interpretation                                    1
2.      The Deposit                                                       2
3.      The Deposit Account                                               3
4.      Withdrawals from and Maintenance of the Deposit Account           3
5.      Transfer of the Landlord's Interest                               4
6.      Release of Deposit                                                4
7.      Interest                                                          5
8.      Miscellaneous                                                     5



THIS DEED  is made the               day of                    1999

BETWEEN

(1) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS ("the Landlord")

(2) EXODUS INTERNET LIMITED whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ
(Company Number 3591136) ("the Tenant")

WHEREAS

(A)     This Deed is supplemental to the Lease

(B) The Landlord is entitled to the reversion immediately expectant upon the determination of the term of the Lease and the Tenant is entitled to the residue of the term of the Lease


WITNESSES as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     Definitions

In this Deed unless the context otherwise requires or except as otherwise expressly provided the "Bank" means Lloyds Bank PLC or such other London Clearing
Bank or registered building society of the Landlord's choice at which the Deposit Account is maintained from time to time the "Deposit" means the moneys referred to in Clause 2 below together with any interest credited to the Deposit Account and any moneys received from the Tenant and added to the Deposit
Account

the "Deposit Account" means such interest bearing deposit account opened at the Bank in the Landlord's name and into which the Deposit is paid by the Landlord the "Landlord" (where the context so admits) shall include its successors in title and personal representatives the "Lease" means the lease dated today made between the
Landlord and Tenant of the Property for a term of 25 years
from [              ] 1999 and includes all documents made
supplemental or pursuant thereto

"Net Asset Value" means tangible net asset value excluding goodwill and intellectual property determined in accordance with UK Accounting Principles.

"Net Profits" means net trading profit (excluding extraordinary and exceptional items) or net investment income
(after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles the "Property" means Unit 8 Phase 3 Matrix Park  Coronation
Road Park Royal London NW10 being the property demised by the Lease

"Rental Liability" means a sum equal to the rent from time to time payable under the Lease or (if higher) the Landlord's reasonable estimate of the anticipated rent payable under the Lease following any rent review outstanding during the Years of Account

"UK Accounting Principles" means UK accounting principles generally accepted from time to time and consistently applied

"Years of Account" means three consecutive years of account

1.2     Interpretation

In this Deed (unless otherwise provided)

1.2.1 clause headings are inserted for ease of reference only and shall not affect construction

1.2.2 reference to clauses and sub-clauses are to the clauses and sub-clauses of and to this Deed and

1.2.3 words denoting one gender include all genders, words denoting individuals or persons include corporations and trusts and vice versa, words denoting the singular include the plural and vice versa, and words denoting the whole include a reference to any part thereof


2.      THE DEPOSIT

2.1 The Landlord hereby acknowledges receipt of a bank draft issued by a bank which is a member of CHAPS Limited or of the receipt of monies by telegraphic transfer to its solicitors account in the sum of L [insert amount equal to one year's rent] plus Value Added Tax such payment being made as security for the due performance and observance of the covenants agreements and conditions on the part of the Tenant under the Lease and all losses costs and expenses which the Landlord may incur by reason of or consequent upon any breach of those covenants agreements and conditions and (without prejudice to the generality of the foregoing) as more particularly provided in Clause 4 below and the Landlord shall be entitled to set off the Deposit against any sums owed to it under the Lease

2.2 Following the ascertainment of a revised rent expressed as an annual amount (the "Revised Rent") in accordance with clause 4 of the Lease the Tenant shall pay to the Landlord by way of a bank draft issued by a bank which is a member of CHAPS Limited within seven days of such ascertainment an additional sum calculated in accordance with the following formula (the "Additional Sum") plus VAT on the Additional Sum:

 L X = L A - B

Where:

 X = the additional sum to be paid to the Landlord in accordance with this Clause

 A  = the amount of the Revised Rent

 B = the yearly rent payable under clause 4 of the Lease immediately prior to the ascertainment of the Revised Rent or the yearly rent which would be payable immediately prior to such ascertainment but for any abatement or suspension of rent under the Lease





2.3 Within five Working Days of receipt of the Additional Sum by the Landlord the Landlord shall pay the Additional Sum into the Deposit Account and the Additional Sum shall thereafter form part of the Deposit against which the Landlord shall be entitled to set off any sums owed to it under the Lease in accordance with this Deed


3.      THE DEPOSIT ACCOUNT

3.1 The Landlord shall forthwith place the Deposit in the Deposit Account until withdrawal or repayment of the Deposit in accordance with the terms of Clause 6 below

3.2 The Landlord shall also credit to the Deposit Account any sums subsequently paid to it by the Tenant under Clause 4.2


4.      WITHDRAWALS FROM AND MAINTENANCE OF THE DEPOSIT ACCOUNT

4.1 The Landlord and Tenant hereby agree that without prejudice to any other right or remedy which the Landlord may have under this Deed or the Lease the Landlord shall be entitled on 5 days prior written notice to the Tenant to withdraw from the Deposit from time to time the sums specified below which shall thereupon become the absolute property of the Landlord

4.1.1 any liquidated and ascertained sum (including interest) (whether rent or otherwise and whether or not any formal demand has been made) which is due to the Landlord from the Tenant in respect of the Lease and which is unpaid for a period of fourteen days after the due date

4.1.2 any liquidated and ascertained loss, expense, cost, claim, liability or damage suffered or incurred by the Landlord as the result of any breach of any covenant agreement or condition on the part of the Tenant under the Lease

4.2 The Landlord shall notify the Tenant in writing within fourteen days after any withdrawal of any sum from the Deposit and the reason for such withdrawal and (if the Lease is still subsisting) the Tenant hereby covenants forthwith to pay the Landlord for payment into the Deposit Account a bank draft issued by a bank which is a member of CHAPS Limited for such further sum as shall restore the Deposit to its balance prior to such withdrawal

4.3 It is further agreed that if the Lease shall be forfeited or disclaimed by any liquidator or trustee in bankruptcy of the Tenant or otherwise determined otherwise than by agreement
(which agreement shall include the valid exercise of an option to determine the Lease) the Deposit shall continue to be available to the Landlord in the manner set out above until it shall be exhausted or until there shall be no further liability of the Tenant to the Landlord whereupon any remaining balance of the Deposit shall be released to the Tenant as soon as reasonably practicable

4.4 The Landlord should as soon as reasonably practicable pay into the Deposit Account the full amount of any sum (together with Interest (as defined in the Lease)) shown to have been incorrectly withdrawn by the Landlord or if earlier following the date on which the Landlord first becomes aware of an error having been made


5.      TRANSFER OF THE LANDLORD'S INTEREST

If the Landlord transfers the reversion immediately expectant upon the determination of the Lease before the Deposit has become repayable to the Tenant pursuant to Clause 6 either

5.1     5.1.1   the Tenant shall if required by (and at the cost of)
the Landlord such costs if incurred by the Tenant to be reasonable, enter into a rent deposit deed with the transferee of such reversion in identical terms to this Deed (but with the name of the transferee being substituted for the name of the Landlord) and

5.1.2 the Landlord shall procure that any transferee enters into a rent deposit deed with the Tenant in identical terms to this Deed (but with the transferee's name substituted for the name of the Landlord) and on completion of such deed transfer the balance of the Deposit to such account as shall have been opened by the transferee (after the deduction of any sum withdrawn pursuant to Clause 4 above) and upon serving notice of such transfer on the Tenant shall forthwith be released automatically from any further liability under the terms of this Deed

or

5.2 The Landlord may instead release the balance of the Deposit to the Tenant (after the deduction of any sum withdrawn pursuant to Clause 4 above)


6.      RELEASE OF DEPOSIT

6.1 The Deposit or such part thereof as shall be remaining shall be released by the Landlord and repaid to the Tenant on the earlier of:

6.1.1 one calendar month after the expiration or sooner determination (by agreement) of the term granted by the Lease or its determination in consequence of the exercise by the Tenant of any option to determine conferred on it by the Lease and in either case vacant possession of the premises demised by the Lease being given to the Landlord; or

6.1.2 the Tenant demonstrating that it has made Net Profits for each of the immediately preceding Years of Account at least equal to three times the Rental
Liability and that in each of those Years of Account it has a Net Asset Value of not less than five times the Rental Liability and provided always the Tenant has paid to the Landlord all sums set out as in Clause 4 above (failing which the Landlord may deduct such sums as are properly due from the Deposit) the Landlord shall then release the balance to the Tenant within 5 working days of receipt of a written request from the Tenant for such release

6.2 The Tenant may demonstrate that it satisfies the requirements of Clause 6.1.2 by means of audited accounts or by means of such other evidence as shall be reasonably acceptable to the Landlord


7.      INTEREST

7.1 The Landlord shall use all reasonable endeavours to select a Deposit Account which yields the best rate of interest reasonably obtainable from the Bank having regard to the provisions of this Deed

7.2 The interest accruing on the Deposit shall belong to the Tenant but in the first instance shall be used in or towards payment of any sums payable by the Tenant pursuant to clauses
2.3 and 4.2 of this Deed and subject thereto such interest
(less tax properly deducted) shall be paid to the Tenant on an annual basis

7.3 All tax payable in respect of interest accruing on the Deposit shall be paid by the Tenant from its own money


8.      MISCELLANEOUS

It is hereby agreed and declared that:
8.1 The existence of the Deposit shall not prejudice the Landlord's ability to proceed against the Tenant for any breach of any covenant agreement or condition on the part of the Tenant under the Lease or entitle the Tenant to withhold any moneys or fail to perform any covenant agreement or condition under the Lease and the Deposit shall not be regarded as an advance payment of rent

8.2 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation on the part of the Tenant contained in this Deed as on the happening of any of the events mentioned in the Lease

8.3 The rights of the Landlord under this Deed do not limit its rights under the Lease

8.4 The provisions as to notices contained in the Lease shall apply to notices served pursuant to this Deed

8.5 The Landlord may at any time terminate this Deed by paying the Deposit to the Tenant and on doing so will automatically be released from all liabilities and obligations under this Deed except in relation to rights of the Tenant that have arisen before the termination

8.6 Any termination under clause 8.5 and any payment of the Deposit shall not affect the Landlord's rights under the Lease

8.7 The Tenant shall not assign to any person whatsoever the benefit of any of the Tenant's rights under this Deed, nor assign, transfer or otherwise dispose of all or any part of its rights, title or interest in or to the Deposit, nor create any further encumbrance or other security interest over the whole or any part of the Deposit

8.8 If any provision of this Deed is or becomes void or unenforceable in whole or in part that provision to that extent is to be deemed not to form part of this Deed but the validity and enforceability of the remainder of that provision or of the Deed are not to be affected

8.9 This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement

AS WITNESS this Deed (which shall be delivered when dated) has been executed by the parties or their duly authorised representatives on the date first stated above



SIGNED and DELIVERED as a DEED
by [
] Trust Manager as attorney for
LLOYDS BANK PLC in the presence
of:
)
)
)
)





EXECUTED and DELIVERED as a DEED by
EXODUS INTERNET LIMITED acting by two
Directors or a Director and its
Company Secretary
)
)
)
)

                                          Director


                                          Director/Company Secretary

THIS LICENCE is made as a deed on       , 1999 BETWEEN

(1) LLOYDS BANK PLC (registered number 2065) whose registered office is at 71 Lombard Street London EC3P 3BS (as trustee of Schroder
Exempt Property Unit Trust) (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA 95051, USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord (the "Guarantor")

WHEREAS:

(A) This licence is supplemental and collateral to the Leases whereby the Property was let for the Term.

(B) The Landlord is entitled to the reversion immediately expectant on the determination of the Term.

(C) The Property is vested in the Tenant for the remainder of the Term.

(D) The Landlord has agreed to permit alterations to the Property upon the terms contained in this licence notwithstanding the provisions of the alterations clause contained in the Leases.


THIS DEED WITNESSES as follows:

1.      Definitions and interpretation
(1)     In this licence:

"CDM Regulations" means the Construction (Design and Management)
Regulations 1994 or any remaking of them or any amendment to a regulation in them;

"Consents" means all planning, bye-law, building regulation and other permissions, licences and consents which are or may be necessary for the Works to be carried out;

"End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

"Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

"Leases" means each and all of the Unit 8 Lease and the Unit 9
Lease;

"Property" means each and all of Unit 8 and Unit 9;

"Tenant" includes the Tenant's successors in title and assigns;

"Term" means in respect of the Unit 8 Lease the term of years set out in Part 1 of Schedule 1 and in respect of the Unit 9 Lease the term of years set out in Part 2 of Schedule 1 and in each case includes any statutory or other extension of it or any holding over;

"Unit 8" means the property briefly described in Part 1 of
Schedule 2 being the property demised by and more particularly described in the Unit 8 Lease.

"Unit 8 Lease" means the document short details of which are set out in Part 1 of Schedule 1 and, where the context permits, includes any documents supplemental or collateral to it.

"Unit 9" means the property briefly described in Part 2 of
Schedule 2 being the property demised by and more particularly described in the Unit 9 Lease.

"Unit 9 Lease" means the document short details of which are set out in Part 2 of Schedule 1 and, where the context permits, includes any documents supplemental or collateral to it.

"Works" means the alterations and works specified in Schedule 3.

(2)     The headings in this licence do not affect its interpretation.

(3) References in this licence to clauses or schedules are, unless otherwise defined, references to the clauses or schedules in this licence.


2.      Licence
        In consideration of the covenants on the part of the Tenant and the Guarantor contained in this licence and at the request of the Guarantor, the Landlord grants to the Tenant licence to carry out the Works at the Property notwithstanding the provisions of the alterations clause contained in the Leases.

3.      Tenant's covenants
(1) The Tenant covenants with the Landlord to comply with the obligations set out in this clause throughout the period during which the Tenant is bound by the tenant covenants of each of the Leases.

(2) Before starting any part or parts of the Works the Tenant shall at its own expense (in relation to the relevant part or parts of the Works):

(a)     obtain all Consents;

(b) produce to the Landlord and obtain the Landlord's written acknowledgement (which the Landlord shall not unreasonably withhold or delay) that the Consents obtained for the relevant part or parts of the Works (if any) are satisfactory to the Landlord;
and

(c) give full particulars of the relevant part or parts of the Works to the insurers of the Property, obtain their consent to the same, produce the consent to the Landlord immediately upon its receipt and pay any additional premium which the insurers may require.

(3)     The Tenant shall carry out and complete the Works:

(a) in a good and workmanlike manner using good quality materials fit for the purpose for which they will be used;

(b) in compliance with every enactment, every instrument, rule, order, regulation or by-law, including those of every local authority and every supply authority or other competent authority which has any jurisdiction with regard to the Works or with whose systems the Works are to be connected;

(c)     in accordance with good building practice;

(d) without infringing any rights, covenants or other encumbrances binding on or affecting the whole or any part of the Property.

(e) to the reasonable satisfaction of the Landlord's surveyors; and

(f) in accordance with the terms of each of the Leases and all Consents.

(4) The Tenant shall take all proper and sufficient precautions during the progress of the Works so that the
Tenant:

(a) causes as little inconvenience and disturbance as possible (whether by noise, dust, vibration or otherwise) to the Landlord or the occupiers of adjoining or neighbouring property; and

(b) shall not at any time damage or render unsafe the structure of the whole or any part of the Property or any part of any adjoining or neighbouring property or any plant or machinery in such property but shall forthwith make good any damage occasioned by the carrying out of the Works to any such property as is mentioned in this paragraph.

(5) The Tenant shall use all reasonable endeavours to ensure that anyone involved in the design of the Works understands and complies with the requirements of Regulation 13 of the CDM Regulations.

(6) If the Works are notifiable (as defined in Regulation 2(4) of the CDM Regulations) and five or more people will be involved in the Works at any one time, the Tenant shall:

(a) act as the sole client in respect of the Works for the purposes of the CDM Regulations and issue a declaration to that effect pursuant to Regulation 4 of the CDM Regulations;

(b) appoint a competent planning supervisor and a competent principal contractor pursuant to its obligations under the CDM Regulations;

(c) provide the Landlord with a full and complete copy of the health and safety plan (as defined in the CDM
Regulations) prior to the commencement of the Works;

(d) provide the Landlord with a full and complete copy of the health and safety file (as defined in the CDM
Regulations) within 30 days of practical completion of the Works; and

(e) provide to the Landlord at the End of the Term of each of the Unit 8 Lease and the Unit 9 Lease the original health and safety file relating to that unit and incorporating any subsequent amendments made to update it.

(7) The Tenant shall indemnify the Landlord from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses:

(a) arising out of any breach of the provisions of this licence; or

(b) in respect of any injury to or the death of any person or damage to any property; or

(c) in respect of the infringement, disturbance or destruction of any right of a third party due to the carrying out or existence of the Works and shall insure (or procure such insurance) against any liability arising under sub paragraph (b) to the reasonable satisfaction of the Landlord.

(8) The Tenant shall notify the Landlord's surveyors of the date of commencement and completion of the Works and shall permit the Landlord and its surveyors to inspect the Works at all reasonable times (provided that the Landlord and/or its surveyors comply with the Tenant's reasonable security and confidentiality requirements).

(9) The Tenant shall pay any charge, levy or tax that may be imposed under any Act of Parliament, bye-law or regulation as a result of the Works, whether on the Landlord or on the Tenant, and shall indemnify the Landlord from any liability in respect of such charge, levy or tax.

(10) Unless the Landlord shall otherwise direct the Tenant shall carry out before the End of the Term of each of the Unit 8 Lease and the Unit 9 Lease any works required to be carried out to Unit 8 or Unit 9 as the case may be as a condition of any Consent.

(11) Before the End of the Term of each of the Unit 8 Lease and the Unit 9 Lease (unless and to the extent released by the Landlord in writing from this obligation) the Tenant shall remove that part of the Works relating to Unit 8 and/or
Unit 9 as the case may be and reinstate Unit 8 and/or Unit
9 as the case may be, making good all damage to the whole or any part of the Property and to the decoration of the whole or any part of the Property. The Tenant shall carry out the works of removal and reinstatement at its own expense, in a good and workmanlike manner and to the reasonable satisfaction of the Landlord's surveyors.

(12) The Tenant shall pay on demand the reasonable and proper fees, expenses and disbursements of the Landlord's surveyors and any other professional advisers (together with any Value Added Tax on them) incurred by the Landlord relating to any works of removal and re-instatement it is required to undertake in accordance with this Licence.

(13)    The Tenant shall deal with the insurance of the Works in
accordance with the terms of the Agreement for Lease dated
[                ].

4.      Guarantor's covenants
(1) The Guarantor guarantees to the Landlord the due and punctual payment and performance of all the liabilities and obligations of the Tenant under this licence and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

(2)     The obligations of the Guarantor under this licence:

(a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this licence and to perform on demand by the Landlord any obligation of the Tenant under this licence without the need for any recourse on the part of the Landlord against the Tenant; and

(b)     will not be affected by:-

(i) any time or indulgence granted to the Tenant by the Landlord;

(ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this licence;

(iii) any licence or consent granted to the Tenant, any variation in the terms of this licence or any variation in the terms of any of the Leases;

(iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

(v)     any other act, omission, matter or thing whereby
(but for this provision) the Guarantor would be exonerated in whole or in part from this guarantee other than a release under seal given by the Landlord.

(3) So long as this guarantee remains in force the Guarantor shall not:

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this licence; or

(c)     exercise any right of set-off against the Tenant.

(4) If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award of interlocutory or final judgment made by an arbitrator or the court in those proceedings insofar as the same relate to the subject matter of this Deed PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated


5.      Declarations
It is agreed and declared that:

(a) at the sole discretion of the Landlord the licence granted by the Landlord under this licence shall lapse and become void if the Works are not commenced within six months from the date of this licence;

(b) the carrying out of the Works is subject to all rights of the owners and occupiers of adjoining or neighbouring properties;

(c) all the covenants on the part of the Tenant and conditions contained in the Leases which are now applicable to the Property shall continue to be applicable to the Property and shall extend to the Works;

(d) the proviso for re-entry on breach or non-observance in the Leases shall be read and construed from the date of this licence as including a reference to the covenants contained in this licence;

(e) the Tenant shall not be entitled to any compensation in respect of the Works or the reinstatement of the Property whether at the End of the Term or at any other time;

(f) this licence and any approval of the Works by or on behalf of the Landlord is granted without any liability on the part of the Landlord or its architects, surveyors or other agents, whether for the design or carrying out of the Works or otherwise;

(g) any decrease or increase in the rental value of Unit 8 or Unit 9 as a result of the Works shall be disregarded on any rent review under the respective Leases; and

(h) the Works shall be at the sole risk of the Tenant until such time as the Landlord's surveyors certify that the Works have been completed to their satisfaction and until that time the Landlord's covenant to insure contained in the Leases shall not apply to the Works.

6.      Joint and several liability
Where the Tenant or the Guarantor is more than one person:

(a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this licence; and

(b) the Landlord may release or compromise the liability of any of those persons under this licence or grant any time or other indulgence without affecting the liability of any other of them.

7.      Notices
Any notice or other document served under this licence shall be in writing and may be served in any way in which a notice required or authorised to be served under Section 196 of the Law of Property Act 1925 (as amended or re-enacted) may be served.

8.      Jurisdiction
This Deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Deed.

IN WITNESS of which this licence has been executed as a deed and has been delivered on the date first appearing on Page 1.


SCHEDULE 1

Details of the Leases and the Term

Part 1

Lease or underlease:
Lease of Unit 8 Phase 3 Matrix Park dated as set out below, for the Term and made between the Parties set out below


Date:



Parties:
(1)     Lloyds Bank Plc (as trustee of Schroder
Exempt Property Unit Trust)
(2)     Exodus Internet Limited
(3)     Exodus Communications Inc


Term:
25 years from [              ]


Part 2

Lease or underlease:
Lease of Unit 9 Phase 3 Matrix Park dated as set out below, for the Term and made between the Parties set out below


Date:



Parties:
(1)     Lloyds Bank Plc (as trustee of Schroder
Exempt Property Unit Trust)
(2)     Exodus Internet Limited
(3)     Exodus Communications Inc


Term:
25 years from [            ]



SCHEDULE 2

Details of the Property

Part 1

Unit 8 Phase 3 Matrix Park, Coronation Road, Park Royal, London NW10


Part 2

Unit 9 Phase 3 Matrix Park, Coronation Road, Park Royal, London NW10




SCHEDULE 3

Details of the Works

[Tenant to provide]





SIGNED as a deed by                     )
                        Trust Manager   )
as attorney for LLOYDS BANK PLC )
in the presence of:                     )




Witness's
Signature : .....................................................

Name : ...........................................................

Address : ........................................................

 ......................................................................
 .

 ......................................................................
 .





EXECUTED and DELIVERED as a Deed by     )
EXODUS INTERNET LIMITED         )
acting by two Directors or a Director and its   )
Company Secretary               )


Director


Director/Secretary




SIGNED and DELIVERED as a Deed by       )
EXODUS COMMUNICATIONS INC               )
acting by its Authorised Signatory Richard      )
Stoltz in accordance with the constitution              )
of the Company and the country in which it is   )
incorporated            )



        Authorised Signatory












DATED                                    1999




LLOYDS BANK PLC
(as trustee of Schroder Exempt Property Unit Trust)


to


EXODUS INTERNET LIMITED


and


EXODUS COMMUNICATIONS INC





                        _______________________________

                              LICENCE FOR ALTERATIONS
                            of leasehold premises being
                        Units 8 and 9 Phase 3  Matrix Park
                      Coronation Road  Park Royal  London NW10
                        _______________________________





                                   WILDE SAPTE
                                  1 Fleet Place
                                  London EC4M 7WS

                                  Tel. 0171 246 7000
                                 Fax. 0171 246 7777
                                 Ref TLF/SJG/143834
                                   PY0431778.02

THIS DEED  is made on                              , 1999  BETWEEN


(1) LLOYDS BANK PLC (registered number 2065) whose registered office is at 71 Lombard Street London EC3P 3BS (as trustee of Schroder
Exempt Property Unit Trust) (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA 95051, USA and whose address for service in England is Dibb Lupton Alsop (ref RSS) 125 London EC2Y 5AE or such other address in the UK as the Guarantor may from time to time notify in writing to the Landlord (the "Guarantor").

WHEREAS:

(A) The parties hereto have today entered into the Leases which, inter alia, grant the Tenant the right to park motor vehicles in Parking Area 1 and Parking Area 2.

(B) The parties hereto have agreed to enter into this deed for the purposes hereinafter set out.


THIS DEED WITNESSES as follows:

1.      Definitions and interpretation
(1)     In this deed:

"CDM Regulations" means the Construction (Design and Management)
Regulations 1994 or any remaking of them or any amendment to a regulation in them;

"Consents" means all planning, bye-law, building regulation and other permissions, licences and consents which are or may be necessary for the Works to be carried out;

"End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

"Entry System 1" means an electronic entry or other similar system of a type to be first approved in writing by the Landlord (such approval not to be unreasonably withheld or delayed) to be installed by the Tenant at the Tenant's own cost in the approximate position marked "X" on the Plan but so that the positioning of such system shall be such as to allow vehicles to come to a halt between the entry barrier at point "X" and the Service Road without the vehicle in any way obstructing the passage of other vehicles over and along the Service Road;

"Entry System 2" means an electronic entry or other similar system of a type to be first approved in writing by the Landlord
(such approval not to be unreasonably withheld or delayed) to be installed by the Tenant at the Tenant's own cost in the approximate position marked "Y" on the Plan;

"Estate" has the same meaning as ascribed in the Leases;

"Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term of the Leases;

"Leases" means each and all of the Unit 8 Lease and the Unit 9
Lease;

"Parking Area 1" means the areas edged blue and edged green on the Plan;

"Parking Area 1 Rights" means the rights granted by clause 2(2);

"Parking Area 2" means the area edged green on the Plan;

"Parking Area 2 Rights" means the rights granted by clause 2(3);

        "Parking Areas" means each and both of Parking Area 1 and Area
2;

"Plan" means the plan attached to this deed;

"Property" means each and all of Unit 8 and Unit 9;

"Service Road" means the road on the Estate which is shown in part coloured brown on the Plan;

"Tenant" means Exodus Internet Limited only and does not include the Tenant's successors in title and assigns;

"Term" means in respect of the Unit 8 Lease the term of years mentioned in Part 1 of the Schedule and in respect of the Unit 9 Lease the term of years mentioned in Part 2 of the Schedule and in each case includes any statutory or other extension of it or any holding over;

"Unit 8" means the premises briefly described in Part 1 of the Schedule being the premises demised by and more particularly described in the Unit 8 Lease;

"Unit 8 Lease" means the document short details of which are set out in Part 1 of the Schedule and, where the context permits, includes any documents supplemental or collateral to it;

"Unit 9" means the premises briefly described in Part 2 of the Schedule being the premises demised by and more particularly described in the Unit 9 Lease;

"Unit 9 Lease" means the document short details of which are set out in Part 2 of the Schedule and, where the context permits, includes any documents supplemental or collateral to it;

"Works" means the works described in clause 2.

(2)     The headings in this deed do not affect its interpretation.

(3) References in this deed to clauses or schedules are, unless otherwise defined, references to the clauses or schedules in this deed.


2.      Rights granted to the Tenant
(1) In consideration of the covenants on the part of the Tenant and the Guarantor contained in this deed and at the request of the Guarantor, the Landlord grants to the Tenant the following rights.

(2) For so long as the respective terms created by the Unit 8 Lease and the Unit 9 Lease shall both remain vested in the Tenant the Tenant shall have the following rights:

          subject to obtaining the Landlord's prior written approval of detailed drawings and specifications as to size, design and positioning (such approval not to be unreasonably withheld or delayed) the right to install and thereafter maintain and remove:

          (a) a closed circuit television monitoring system within Parking Area 1; and

          (b)     Entry System 1.

(3) If the term created by the Unit 8 Lease or the term created by the Unit 9 Lease shall cease to be vested in the Tenant then the rights granted in clause 2(2) shall automatically and immediately terminate but so long as the term created by the Unit 8 Lease remains vested in the Tenant the Tenant shall have rights in identical terms as those set out in clause 2(2) save that the reference to Parking Area 1 shall be deemed to be a reference to Parking Area 2 and the reference to Entry System 1 shall be deemed to be a reference to Entry System 2.


3.      Expiration and termination of Tenant's rights

        The rights contained in clause 2 shall automatically and immediately terminate on the earlier of the following events occurring:

(a) assignment of the Unit 8 Lease only or the Tenant ceasing for any reason to be tenant under the Unit 8
Lease;

(b)     the End of the Term of the Leases;

(c)     the End of the Term of the Unit 8 Lease alone;

(d)     the Tenant is the tenant under the Unit 9 Lease only;

(e) the Landlord exercises its rights of re-entry in accordance with clause 10 of the Leases in respect of the Leases or the Unit 8 Lease alone (save where the Tenant successfully obtains relief from forfeiture from a court of competent jurisdiction in relation to any such re-entry);

(f) the Tenant serving written notice on the Landlord to the effect that the Tenant with immediate effect surrenders such rights.


4.      Tenant's covenants
(1) The Tenant covenants with the Landlord to comply with the obligations set out in this clause.

(2)     Before starting the Works the Tenant shall at its own expense:

(a)     obtain all Consents;

(b) produce to the Landlord and obtain the Landlord's written acknowledgement (which the Landlord shall not unreasonably withhold or delay) that the Consents obtained for the Works (if any) are satisfactory to the Landlord; and

(c) give full particulars of the Works to the insurers of the Property, obtain their consent to the Works, produce the consent to the Landlord immediately upon its receipt and pay any additional premium which the insurers may require.

(3)     The Tenant shall carry out and complete the Works:

(a) in a good and workmanlike manner using good quality materials fit for the purpose for which they will be used;

(b) in compliance with every enactment, every instrument, rule, order, regulation or by-law, including those of every local authority and every supply authority or other competent authority which has any jurisdiction with regard to the Works or with whose systems the Works are to be connected;

(c)     in accordance with good building practice;

(d) to the reasonable satisfaction of the Landlord's surveyors; and

(e)     in accordance with the terms of all Consents.

(4) The Tenant shall take all proper and sufficient precautions during the progress of the Works so that the Tenant:

(a) causes as little inconvenience and disturbance as possible (whether by noise, dust, vibration or otherwise) to the Landlord or the occupiers of adjoining or neighbouring property; and

(b) shall not at any time damage or render unsafe the structure of the whole or any part of the Estate or any plant or machinery in such property but shall forthwith make good any damage occasioned by the carrying out of the Works to any such property as is mentioned in this paragraph.

(5) The Tenant shall use all reasonable endeavours to ensure that anyone involved in the design of the Works understands and complies with the requirements of Regulation 13 of the CDM
Regulations.

(6) If the Works are notifiable (as defined in Regulation 2(4) of the CDM Regulations) and five or more people will be involved in the Works at any one time, the Tenant shall:

(a) act as the sole client in respect of the Works for the purposes of the CDM Regulations and issue a declaration to that effect pursuant to Regulation 4 of the CDM
Regulations;

(b) appoint a competent planning supervisor and a competent principal contractor pursuant to its obligations under the CDM Regulations;

(c) provide the Landlord with a full and complete copy of the health and safety plan (as defined in the CDM Regulations) prior to the commencement of the Works;

(d) provide the Landlord with a full and complete copy of the health and safety file (as defined in the CDM Regulations) within 30 days of practical completion of the Works.

(7) The Tenant shall indemnify the Landlord from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses:

(a)     arising out of any breach of the provisions of this deed;
or

(b) in respect of any injury to or the death of any person or damage to any property due to the carrying out or existence of the Works ; or

(c) in respect of the infringement, disturbance or destruction of any right of a third party due to the carrying out or existence of the Works and shall insure against any liability arising under sub paragraph (b) to the reasonable satisfaction of the Landlord.

(8) The Tenant shall notify the Landlord's surveyors of the date of commencement and completion of the Works and shall permit the Landlord and its surveyors to inspect the Works at all reasonable times.

(9) The Tenant shall pay any charge, levy or tax that may be imposed under any Act of Parliament, bye-law or regulation as a result of the Works, whether on the Landlord or on the Tenant, and shall indemnify the Landlord from any liability in respect of such charge, levy or tax.

(10) Any equipment or apparatus from time to time comprised in the Works shall be maintained by the Tenant at its own cost in good and substantial repair and condition.

(11) Upon the expiration or termination of the Parking Area 1 Rights or the Parking Area 2 Rights the Tenant shall forthwith:

(a) remove all equipment installed pursuant to clause 2 including Entry System 1 where the Parking Area 1 Rights have terminated and Entry System 2 where the Parking Area
2 Rights have terminated;

(b) cease to employ the security measures referred to in clause 2(2) where the Parking Area 1 Rights have terminated and in clause 2(3) where the Parking Area 2
Rights have terminated;

(c) reinstate Parking Area 1 where the Parking Area 1 Rights have terminated and Parking Area 2 where the Parking Area
2 Rights have terminated; and

(d)     carry out any works required as a condition of any Consent and in each case making good all damage to Parking Area 1 and Parking Area 2 respectively and to the Estate.

(12) The Tenant shall carry out the works of reinstatement required by sub-clause (11) at its own expense and in a good and workmanlike manner and to the reasonable satisfaction of the Landlord or their surveyors.

(13) The Tenant shall pay on demand the reasonable and proper fees, expenses and disbursements of the Landlord and its surveyors and any other professional advisers (together with any Value Added
Tax on them) incurred by the Landlord relating to the approvals required by this deed and any works of removal and re-instatement the Tenant is required to undertake in accordance with this deed.


5.      Landlord's covenants
        The Landlord hereby covenants with the Tenant as follows:

(a)     for so long as the respective terms created by the Unit 8
Lease and the Unit 9 Lease shall remain vested in the Tenant the Landlord will not grant to any other person any rights in respect of the parking of vehicles on or over Parking Area 1; and

(b) for so long as the term created by the Unit 8 Lease remains vested in the Tenant the Landlord will not grant to any other person any rights in respect of the parking of vehicles on or over Parking Area 2,

(c) during the subsistence of the rights granted by clause 2(2) or clause 2(3) the Landlord shall give to the Tenant at least 3 working days prior notice (save in case of emergency) of the date on which the Landlord (or its agent or contractors as the case may be) intends to enter on to Parking Area 1 or Parking Area 2 (as appropriate) for any purpose which may substantially interfere with or impair the Tenant's ability to exercise the rights granted to it in this deed.


6.      Alienation

The Tenant may not assign, underlet, charge or otherwise deal with its rights under this deed.


7.      Transfer of the Landlord's interest
        If the Landlord transfers the reversion immediately expectant upon the determination of the Leases the Landlord may procure that any transferee enters into a deed with the Tenant to observe the covenants on the Landlord's part contained in clause
5 and on delivery of such deed to the Tenant the Landlord shall be automatically released from its obligations under such clause (save in respect of any rights the Tenant may have against the Landlord in respect of any prior breach of such covenant by the Landlord).

8.      Guarantor's covenants
(1) The Guarantor guarantees to the Landlord the performance of all the liabilities and obligations of the Tenant under this deed and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

(2)     The obligations of the Guarantor under this deed:

(a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this deed and to perform on demand by the Landlord any obligation of the Tenant under this deed without the need for any recourse on the part of the Landlord against the Tenant; and

(b)     will not be affected by:-

          (i) any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this deed;

          (iii) any licence or consent granted to the Tenant, any variation in the terms of this deed or any variation in the terms of the Leases or any one or more of them;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from this guarantee other than a release under seal given by the Landlord.

(3) So long as this guarantee remains in force the Guarantor shall not:

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this deed; or

(c)     exercise any right of set-off against the Tenant.

(4) If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award of interlocutory or final judgment made by an arbitrator or the court in those proceedings insofar as the same relate to the subject matter of this deed PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated

9.      Declarations
It is agreed and declared that:

(a) the Tenant shall not be entitled to any compensation in respect of the Works or the reinstatement of Parking
Area 1 and Parking Area 2 following the removal of the Works;

(b) this deed and any approval of the Works by or on behalf of the Landlord is granted without any liability on the part of the Landlord or its surveyors or other agents, whether for the design or carrying out of the Works or otherwise;

(c) the Works shall be and shall remain at the sole risk of the Tenant;

(d) the Tenant is not granted and shall not acquire any rights over Parking Area 1 or Parking Area 2 save as specifically set out in this deed; and

(e) any decrease in the rental value of the Property as a result of this deed shall be disregarded on any rent review under the Leases or any one of them.

10.     Joint and several liability
Where the Tenant or the Guarantor is more than one person:

(a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this deed; and

(b) the Landlord may release or compromise the liability of any of those persons under this deed or grant any time or other indulgence without affecting the liability of any other of them.

11.     Notices
Any notice or other document served under this deed shall be in writing and may be served in any way in which a notice required or authorised to be served under Section 196 of the Law of Property Act 1925 (as amended or re-enacted) may be served.

12.     Jurisdiction
This deed shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this deed.


IN WITNESS of which this deed has been executed as a deed and has been delivered on the date first appearing on Page 1.


                                   THE SCHEDULE

                                      Part 1
                                      ------

Lease or underlease:    Lease of Unit 8
Premises demised        Unit 8 Phase 3 Matrix Park, Coronation Road, Park
                        Royal, London NW10
Date:
Parties:                (1)     Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                        (2)     Exodus Internet Limited
                        (3)     Exodus Communications Inc
Term:                   25 years from

                                      Part 2
                                      ------

Lease or underlease:    Lease of Unit 9

Premises demised        Unit 9 Phase 3 Matrix Park, Coronation Road, Park
                        Royal, London NW10


Date:

Parties:                (1)     Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                        (2)     Exodus Internet Limited
                        (3)     Exodus Communications Inc

Term:                   25 years from


SIGNED as a deed by                             )
                        Trust Manager           )
as attorney for LLOYDS BANK PLC                 )
in the presence of:                             )


Witness's
Signature : .....................................................

Name : ...........................................................

Address : ........................................................

 ......................................................................
 .

 ......................................................................
 .










PY409042




EXECUTED and DELIVERED as a deed by             )
EXODUS INTERNET LIMITED                         )
acting by two Directors or a Director and its   )
Company Secretary                               )


                                                 Director
                                                 Director/Secretary




SIGNED and DELIVERED as a deed by               )
EXODUS COMMUNICATIONS INC                       )
acting by its Authorised Signatory Richard      )
Stoltz in accordance with the constitution      )
of the Company and the country in which it is   )
incorporated                                    )



                                                 Authorised Signatory













PY0439735.01



                      DATED                                    1999




                                   LLOYDS BANK PLC
                  (as trustee of Schroder Exempt Property Unit Trust)


                                       and


                               EXODUS INTERNET LIMITED


                                       and


                              EXODUS COMMUNICATIONS INC





                           _______________________________

                                       DEED

                           relating to car spaces used in
                             connection with leasehold
                          premises being Units 8 & 9, Phase
                          3, Matrix Park, Coronation Road,
                             Park Royal,  London, NW10
                           _______________________________















                                   ALLEN & OVERY
                                      LONDON
                                    PY0439735.01

                                H.M. LAND REGISTRY

                         Land Registration Acts 1925-1988


County & District:              London Boroughs of Ealing and Brent

Title Number:                   AGL 54738

Property:       Land between Unit 7 Phase 1 Matrix Park
Coronation Road  Park Royal and Unit 8 Phase 3
Matrix Park, Coronation Road, Park Royal,
London NW10


THIS  LEASE  is made on                                        , 1999

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71
Lombard Street, London EC3P 3BS (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "Guarantor").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.      DEFINITIONS
In this Lease:

"authorised guarantee agreement" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant
(Covenants) Act 1995;

"Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

"Clearing Bank" means a bank which is a member of CHAPS Clearing
Company Limited;

"Common Parts" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any Units);

"Conduits" includes those for sewage, water, gas, electricity, telecommunications and data processing;

"Default Interest Rate" means four per centum per annum above the Interest Rate;

"End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

"Estate" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

"Estate Plan" means the plan numbered A3159/0/38 annexed to this Lease;

"Guarantor" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

"Insured Risks" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

"Interest Rate" means the base rate for the time being of Lloyds
Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land
Compensation Act 1961;

        "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

"Lease" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

"Lettable Areas" means all buildings on the Estate designed to be let for commercial use;

"Plan" means the plan annexed to this Lease numbered A3159-
003.P01;

"Planning Acts" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning
(Consequential Provisions) Act 1990 and the Planning and
Compensation Act 1991;

"Property" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes
(without limitation):

        (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

        (b)     landlord's fixtures and fittings;

(c) electrical and mechanical installations, plant, equipment and machinery; and

(d)     boundary walls and fences (if any);

but excludes any part of the buildings which comprise Unit 7 and Unit 8;

"Quarter Days" means 25th March, 24th June, 29th September and
25th December in every year;

"Rent" includes all sums reserved as rent by this Lease;

"Retained Areas" means the whole of the Estate other than the Units;

"Tenant" includes the Tenant's successors in title;

"Term" means the term granted by this Lease and any continuation or extension of it;

"Term Commencement Date" means the date of commencement of the Term specified in clause 3(1);

"Unit Leases" means each and all of the Unit 7 Lease and the Unit 8 Lease;

"Units" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit" shall mean any one of them;

"Unit 7" means the premises briefly described in Part 1 of
Schedule 7 being the premises demised by and more particularly described in the Unit 7 Lease;

"Unit 7 Lease" means the document short details of which are set out in Part 1 of Schedule 7 and where the context permits includes any documents supplemental or collateral to it;

"Unit 8" means the premises briefly described in Part 2 of
Schedule 7 being the premises demised by and more particularly described in the Unit 8 Lease;

"Unit 8 Lease" means the premises briefly described in Part 2 of
Schedule 7 being the premises demised by and more particularly described in the Unit 8 Lease;

"VAT" means value added tax and any imposition or levy of a like nature; and

"VATA 1994" means the Value Added Tax Act 1994.


2.      INTERPRETATION
(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

(a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

(b) any enactment which that enactment re-enacts (with or without modification);

(c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

(d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4) Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)     The headings in this Lease do not affect its interpretation.


3.      LEASE
(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including [
] subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at the yearly rent specified in clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3) This Lease does not include any rights other than those set out in Schedule 2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.      RENT
(1)     Rent
The yearly rent shall be one peppercorn (if demanded).


(2)     Rent payment dates
The yearly rent is payable without any deduction in advance on each anniversary of the Term Commencement Date.


5.      TENANT'S COVENANTS
(1)     Introduction
The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 7 and 8.

(2)     Rent
The Tenant shall:

(a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction;
and

(b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)     Outgoings
The Tenant shall:

(a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or assessed, charged or imposed on, or payable by the owner or occupier of the Property;

(b) pay the proportion properly attributable to the Property of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties;

(c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

(d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

(e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

In this sub-clause "Outgoings" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)     Repair
The Tenant shall:

(a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

(b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

(c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

(d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated
(where landscaped) and free from weeds;

(e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

(f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

(g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)     Redecoration
The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)     Entry by the Landlord
The Tenant shall:

(a) permit the Landlord to enter the Property to examine its condition and take inventories;

(b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

(c) permit the Landlord to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property; and

(d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)     Remedy breaches
The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 5(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)     Alterations
The Tenant shall:

(a) not make any alteration or addition to the Property other than the erection of a covered connecting corridor between Unit 7 and Unit 8 (as indicated on plan G1 dated 26th
April 1999 a copy of which is annexed hereto) in accordance with drawings and specifications to be first approved by the Landlord such approval not to be unreasonably withheld or delayed and thereafter the erection, alteration or removal of internal, non structural, demountable partitioning situate within such corridor;

(b) save where the Landlord is obliged to grant a further lease of the Property pursuant to Clause 18 before the End of the Term if required to do so by the Landlord but not otherwise, remove the covered connecting corridor referred to in paragraph (a) and any other alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

(9)     Signs
The Tenant shall:

(a) not display on the Property any signs visible from outside the Property;

(b) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire.

In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10)    Use
The Property shall not be used for any purpose other than as a connecting corridor between Unit 7 and Unit 8 and otherwise as open space.

(11)    Use obligations
The Tenant shall:

(a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

(b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

(c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

(d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

(e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

(f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

(g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

(h)     not overload the Property or its Conduits;

(i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

(j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common
Parts by others may be impeded; and

(k) not park vehicles on or load or unload goods onto or from vehicles on the Property.

(12)    Statutory requirements
The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13)    Notices
The Tenant shall:

(a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business
Days of its service;

(b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

(c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14)    Fire authority requirements
The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property and from Unit 7 and Unit 8 in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15)    Planning Acts
The Tenant shall:

(a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

(b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

(c) not make any application for planning permission without the Landlord's prior consent to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

(d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

(e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

(f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

(g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

(h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

(i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

(j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

(k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

(l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

          (i) within 12 months before the date specified in clause 14 of this Lease if the Tenant has served the notice referred to in that clause; or

          (ii) within 12 months before the End of the Term unless the Tenant has exercised its right to call for a new lease under the provisions of clause 18;

          and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16)    Obstruction
The Tenant shall not:

(a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

(b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

(c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17)    Obstruction proceedings
If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

(a)     notify the same forthwith to the Landlord; and

(b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18)    Acquisition of rights
The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.

(19)    Party Matters
        The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20)    New Guarantor
If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

In this sub-clause a guarantor's event of default is any of the following:

(a)     in the case of a Guarantor who is an individual:

          (i)     the death of the individual;

          (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

          (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

          (iv) the making by the individual of a proposal for a voluntary arrangement;

          (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

(b)     in the case of a Guarantor which is a company:

          (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

          (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

(c) in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21)    Costs
The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

(a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

(b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

(c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

(d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22)    Indemnity
The Tenant shall:

(a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

(b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

          (i)     the state of repair or condition of the Property;

          (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

          (iii) the construction or existence of any additions or alterations to the Property;

          (iv)    the use of the Property;

          (v) anything now or in the future attached to or on the Property;

          (vi)    the use of vehicles on the Property;

          (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

          (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

          Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23)    Notices for sale and re-letting
The Tenant shall:

(a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

(b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

(c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24)    Regulations
The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25)    Freehold covenants
The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(26)    Yield up
Save where the Landlord is obliged to grant a further lease of the Property pursuant to Clause 18 the Tenant shall:

(a) yield up the Property (except tenant's or trade fixtures) to the Landlord at the End of the Term with vacant possession and in accordance with the Tenant's covenants contained in this Lease; and

(b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(27)    Release of Landlord

If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants)
Act 1995:

(a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

(b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.


6.      LANDLORD'S COVENANTS
(1)     Introduction
The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clause 8.

(2)     Quiet enjoyment
For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.


7.      ALIENATION
(1)     Restrictions on alienation
The Tenant shall not:

(a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property;
nor

(b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord
(such consent not to be unreasonably withheld or delayed).

(2)     Assignment
The Tenant shall not:

(a)     assign part of the Property; nor

(b) assign the whole of the Property except to an assignee of the Unit Leases and with the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)     Agreement as to circumstances
The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

(a) any rent payable pursuant to clause 4(1) of this Lease insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

(b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

(c)     the proposed assignee or any proposed guarantor for it
(other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

(d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

(e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(f) the proposed assignee is not taking a simultaneous assignment of both the Unit 7 Lease and the Unit 8 Lease.

(4)     Agreement as to conditions
        The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

(a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

(b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph
(a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

(c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in Schedule 5 (with
"assignee" substituted for "Tenant" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

(d) that all rent payable pursuant to clause 4(1) of this Lease, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

(e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (8) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.


(5)     Further agreement
The Landlord and the Tenant agree that:

(a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

(b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)     Underletting
        The Tenant shall not:

(a)     underlet part only of the Property;

(b)     underlet the whole of the Property:

          (i)     without complying with the provisions of sub-clauses
          (7) to (11); and

          (ii) except to an underlessee of the Unit Leases and with the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)     Underletting Conditions

Not to underlet the whole of the Property without producing to the Landlord:

(a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

(b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)     Covenants on underletting

        The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

(a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

(b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form
          (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)     Guarantee on underletting

        If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of
Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10)    Form of underlease

The Tenant shall procure that every underlease shall:

(a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)     such amendments as may be provided for in paragraphs
          (b) to (d); and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

(b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

(c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

(d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11)    Underlease requirements

        The Tenant shall:

(a)     not grant any underlease at a fine or premium;

(b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

(c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

(d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

(e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord
(such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

(f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12)    Associated companies

        The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant
(within the meaning of section 42 of the Landlord and Tenant Act
1954) for so long as both companies remain members of that group and provided that:

(a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

(b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13)    Charging
        The Tenant shall not

(a)     charge part of the Property; or

(b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14)    Registration of dealings
Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than L 25, in respect of each assignment, transfer, underlease, charge or devolution.


8.      INSURANCE
(1)     Landlord's insurance obligations
Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)     Sum and risks insured
The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)     Fees
The insurance shall extend to:

(a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

(b)     the costs of demolition and removal of debris; and

(c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)     Production of policy
Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)     Reinstatement
Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

(a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

(b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

(c) subject to the Tenant complying with its obligations in sub-clauses (6)(a)(iii), (7) and(9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)     Tenant's insurance obligations
(a)     The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

          All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

(b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)     Vitiation
The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)     Increased premium
The Tenant shall:

(a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

(b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)     Irrecoverable reinstatement cost
If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10)    Notice of damage
If the Property is destroyed or damaged by any of the Insured
Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11)    Double insurance
The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12)    Cesser of rent
If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13)    Prevention of reinstatement
The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

In this sub-clause a supervening event means any of the following:

(a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

(b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

(c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord
(acting reasonably);

(d) inability of the Landlord to obtain access to the site to reinstate;

(e) prevention of reinstatement by any cause beyond the control of the Landlord.


9.      RE-ENTRY
(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach
(including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)     In this clause an Event of Default is any one of the following:

(a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

(b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

(c) the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

(d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

(e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

(f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

(g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

(h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.


10.     GUARANTEE
The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.


11.     VALUE ADDED TAX
(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)     Where under the terms of this Lease the Tenant is obliged:

(a)     to make any payment to the Landlord or any other person
(including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

(b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

        then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)     This clause shall not affect the generality of clause 5(3)
(Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of
Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.


12.     TRUSTEE LIABILITY PROVISION
(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust
Assets.

(2) For the purposes of this clause "Trust Assets" means the assets for the time being held upon the trusts of SEPUT.


13.     GENERAL
(1)     Interest and powers of recovery
If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)     Disputes
In relation to disputes:

(a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

(b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)     Joint and several liability
Where the Tenant or any Guarantor is more than one person:

(a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

(b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(4)     Whole agreement
This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(5)     Representations
The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(6)     Rights of entry
All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(7)     Interpretation of covenants
Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(8)     Tenant's possessions
If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

(a) the Landlord may dispose of the possessions as agent for the Tenant;

(b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

(c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

(d)     the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii) any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(9)     Other land
Nothing contained in or implied by this Lease shall:

(a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

(b)     give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(10)    Severance
To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(11)    Perpetuity Period
The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(12)    Notices in writing
Every notice, consent, approval or direction given under this Lease shall be in writing.

(13)    Counterparts
This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.


14.     BREAK CLAUSE
(1) The Tenant may terminate this Lease at any time by giving to the Landlord not less than one month's prior written notice, subject to the Tenant giving up vacant possession of the Property by the date specified in such notice as the requisite date of termination ("the Termination Date").

        In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in this Lease.

(2) The Landlord may terminate this Lease at any time on prior written notice to the Tenant on any of the following events occurring:

(1) assignment by the Tenant of either the Unit 7 Lease or the Unit 8 Lease (without a simultaneous assignment of the other to the same party) or the Tenant ceasing for any reason to be the tenant under either the Unit 7 Lease or the Unit 8 Lease only;

(2)     the End of the Term of the Unit Leases or either the Unit
7 Lease alone or the Unit 8 Lease alone unless the Landlord has become obliged to grant a further lease of the Property to the Tenant pursuant to Clause 18;

(3) the Tenant is the tenant under the Unit 7 Lease only or the Unit 8 Lease only;

(4) the Landlord exercises its right of re-entry in accordance with Clause 10 of either or both of the Unit 7 Lease and the Unit 8 Lease alone (save where the Tenant successfully obtains relief from forfeiture from a court of competent jurisdiction in relation to any such re-entry and remains tenant under the Leases).

In such case the Term shall cease on the date of service of the Landlord's notice and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the date of service of the Landlord's notice to any party against the other in respect of any prior breach of any of the covenants and conditions contained in this Lease.

(3) On the Termination Date or in the case of the Landlord exercising its break on the date of service of the Landlord's notice, the Tenant shall hand over to the Landlord the original Lease and all other title deeds and documents relating to the Tenant's interest in the Property and shall execute such documents as the Landlord shall reasonably require in order to cancel any entry or title at H.M. Land Registry.


15.     NOTICES
(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property
Investment Management Limited at 31 Gresham Street, London  EC2V
7QA or such other address as the Landlord shall notify to the Tenant.


16.     GOVERNING LAW AND JURISDICTION
(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y
5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf


17.     EXCLUSION OF THE LANDLORD

Having been authorised to do so by Order of the Mayors and City
of London Court made on the             day of
                      One thousand nine hundred and ninety nine under the provisions of Section 38(4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act
1969) the Landlord and Tenant hereby agree that the provisions of Section 24 to 28 of the Landlord and Tenant Act shall be excluded in relation to the tenancy hereby created.


18.     RIGHT TO A FURTHER LEASE

(1) This clause shall cease to be of effect if either the Landlord or the Tenant validly exercises its right to break contained in clause 14 of this Lease or if the Landlord exercises the right of re-entry contained in clause 9 of this Lease and the Tenant is not successful in a claim for relief against forfeiture.

(2) If the Tenant wishes to take a further lease of the Property from the expiration of the Term and at any time not more than 12 months nor less than 3 months before the end of the Term gives to the Landlord notice of that wish, then, subject to:

(a) the Tenant then being and until the grant of any further lease pursuant to this clause remaining, tenant of both
Unit 7 and Unit 8; and

(b) an order being granted pursuant to Section 38(4) of the Landlord and Tenant Act 1954 (as amended by Section 5 of the Law of Property Act 1969) excluding the further tenancy to be granted to the Tenant pursuant to this clause from the security of tenure provisions afforded by Sections 24 to 28 (inclusive) of the Landlord and Tenant
Act 1954 (as amended)

the Landlord will at the cost of the Tenant grant to the Tenant a further lease of the Property on the terms referred to below.

(3) The lease (if any) to be granted pursuant to this clause 18 shall be on the same terms as this Lease (mutatis mutandis) including the Landlord's right to break contained in clause
14(2) save that:

(a) the term of the further lease shall be for a term of fourteen years which shall commence on the day following the last day of the Term or such other term agreed between the Landlord and the Tenant; and

(b) the further lease shall not contain a right for the Tenant to take a further lease as in this clause contained; and

(c) where the parties agree in writing that the terms of this Lease should not be repeated in the further lease to be granted they shall be deleted and such other amendments as shall be agreed by the parties shall be made to the further lease; and

(d) where the language of this Lease is no longer appropriate such language shall be brought up-to-date.

(4) The right contained in this clause 18 shall be of no effect if the Tenant fails to protect it by notice under the Land
Registration Act 1925 within three months from the date of this Lease.

(5) If the Tenant serves a notice under clause 18(2) above then both the Landlord and the Tenant shall use all reasonable endeavours
(at the cost of the Tenant) to agree the form of such further lease in accordance with this clause 18 and to obtain the order referred to in clause 18(2)(b) above as soon as possible after the date of such notice.


I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

                                    SCHEDULE 1

                                   The Property

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan and known as Land between Unit 7 Phase 1 Matrix Park Coronation Road Park Royal London NW10 and Unit 8, Phase 3 Matrix Park,
Coronation Road, Park Royal, London, NW10.



                                    SCHEDULE 2

                           Rights granted to the Tenant


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

3. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

4. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common
Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

5. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.




                                    SCHEDULE 3

                          Rights reserved to the Landlord

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 5(6) PROVIDED THAT such right shall only be exercised
(except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).



                                    SCHEDULE 4

                          Matters affecting the freehold

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement


                                    SCHEDULE 5

                               Guarantee Provisions

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.      The obligations of the Guarantor under this Lease:

(a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

(b)     will not be affected by:

          (i) any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant
          (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3. So long as this guarantee remains in force the Guarantor shall not:

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

(c)     exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated


5.      If:

(a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

(b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

(c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

(d)     this Lease is forfeited,

        then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.


                                    SCHEDULE 6

                          Authorised guarantee provisions


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.      The obligations of the Guarantor under this guarantee will not be affected by:

(a) any time or indulgence granted to the Assignee by the Landlord;

(b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

(c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

(d) the release of one or more of the parties defined as the Guarantor (if more than one); or

(e)     any other act, omission, matter, event  or thing whereby
(but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.      During the Guarantee Period the Guarantor shall not;

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

(c)     exercise any right of set off against the Assignee.

9. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10      If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.     In this Schedule:

"Act" means the Landlord and Tenant (Covenants) Act 1995;

"Assignee" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

"Guarantee Period" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

"Guarantor" means the outgoing Tenant.


                                    SCHEDULE 7



                                      Part 1
                                      ------

Lease or underlease:    Lease of Unit 7

Premises demised        Unit 7 Phase 1 Matrix Park, Coronation Road, Park
                        Royal, London NW10

Date:                   24th December 1998

Parties:                (1)     Lloyds Bank Plc (as trustee of Schroder  Exempt
                                Property Unit Trust)
                        (2)     Exodus Internet Limited
                        (3)     Exodus Communications Inc

Term:                   25 years from 29th September 1998



                                      Part 2
                                      ------

Lease or underlease:    Lease of Unit 8

Premises demised        Unit 8 Phase 3 Matrix Park, Coronation Road, Park
                        Royal, London NW10

Date:                   [                                       ]

Parties:                (1)     Lloyds Bank Plc (as trustee of Schroder Exempt
                                Property Unit Trust)
                        (2)     Exodus Internet Limited
                        (3)     Exodus Communications Inc

Term:                   25 years from [                                   ]



SIGNED as a deed by                     )
                         Trust Manager  )
as attorney for LLOYDS BANK PLC         )
in the presence of:                     )


Witness's
Signature: ...............................................

Name : ...................................................

Address : ................................................

 ...............................................................

 ...............................................................






EXECUTED as a DEED by EXODUS
INTERNET LIMITED acting by
two Directors or a Director and its
Company Secretary


                                          Director
                                          Director/Secretary






SIGNED as a DEED by EXODUS
COMMUNICATIONS  Plc acting by
Richard Stoltz its Authorised Signatory
in accordance with the constitution of the Company and the country in which it is incorporated

                                          Authorised Signatory





                    DATED                                   1999



                                  LLOYDS BANK PLC
               (as trustee of Schroder Exempt Property Unit Trust)



                                     - and -



                               EXODUS INTERNET LIMITED



                                     - and -



                              EXODUS COMMUNICATIONS INC





                         -------------------------------
                                    L E A S E

                               of property known as
                           land between Unit 7, Phase 1
                         Matrix Park and Unit 8, Phase 3,
                           Matrix Park, Coronation Road,
                              Park Royal, London NW10
                         --------------------------------





                                   ALLEN & OVERY
                                       London
                                    PY0441902.04

                                H.M. LAND REGISTRY

                         Land Registration Acts 1925-1988



County & District:      London Boroughs of Ealing and Brent

Title Number:           AGL54738

Property:               Unit 7 Phase 1 Matrix Park, Coronation Road,
                        Park Royal, London, NW10



THIS DEED is made on                                         1999


BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71
Lombard Street, London EC3P 3BS (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct, Balm Green, Sheffield, South Yorkshire S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara, CA95051, USA (the "Guarantor").

WHEREAS:

(A) This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.

(B)     By a lease dated 24th December 1998 made between the Landlord
(1), the Tenant (2) and the Guarantor (3) the premises known as Unit 7, Phase 1, Matrix Park, Coronation Road, Park Royal,
London NW10 as more particularly described in that lease were demised to the Tenant upon the terms therein set out.

(C) The reversion immediately expectant on and the term granted by the Principal Lease remain vested in the Landlord and the Tenant respectively.


THIS DEED WITNESSES as follows:

1.      DEFINITIONS

In this Lease:

"Principal Lease" means the lease referred to in recital (B) above as varied or supplemented by any document which is supplemental to it;

"Property" means the land adjacent to Unit 7, Phase 1, Matrix Park, Coronation Road, Park Royal, London NW10 which is shown edged red on the plan annexed to this Lease;

"Term" means the term of years from and including the date of this deed and expiring on and including 28th September 2023 and any statutory or other continuation or extension of it or any holding over.

"this Lease" means this deed as varied or supplemented by any document which is supplemental to this deed;

2.      DEMISE

(1) The Landlord lets the Property to the Tenant for the Term at the yearly rent of One Pound (L 1).

(2)     This Lease is granted together with the rights set out in
Schedule 2 of the Principal Lease but except and reserving the rights set out in Schedule 3 of the Principal Lease.

3.      TERMS OF THIS LEASE

Except as to the premises demised, the term of years granted, the amount of rent reserved and the modifications set out in clause 5, this Lease is made on the same terms and subject to the same covenants, provisos, conditions and other matters as are contained in the Principal Lease, as if they were set out in full in this deed but referred to the Property, the Term and the yearly rent reserved by clause 2(1) of this Lease.

4.      VARIATION TO THE PRINCIPAL LEASE

Clause 8(4) of the Principal Lease is varied by the addition of the following as a new paragraph (g):

          "(g)    that contemporaneously with the assignment of this
          Lease the Tenant assigns to the same assignee the
          lease of the adjacent land demised by a lease
          dated [                     ] made between the
          same parties as this Lease if such lease still subsists at that time."

and the parties shall procure that a note of this variation is made on the registered leasehold title AGL67070.

5.      MODIFICATIONS

The terms of the Principal Lease as incorporated into this Lease shall be modified so that:

(1) the Tenant shall not assign this Lease or the Property nor agree to do the same, unless, at the same time, the Tenant assigns or agrees to assign to the same assignee the Principal Lease;

(2) this Lease shall automatically determine upon the lawful determination of the Principal Lease (whether by surrender forfeiture (unless the Tenant obtains relief from such forfeiture from a competent court) effluxion of time exercise of a break option or otherwise) but without prejudice to the rights of any party against any other party relating to any antecedent breach hereof;

(3)     clause 5 of the Principal Lease shall not apply; and

(4) clause 6(25) and paragraph 2 of Schedule 2 of the Principal Lease shall not apply.

6.      COVENANTS

(1) The Tenant covenants with the Landlord to observe and perform the covenants and conditions on its part in the Principal Lease as incorporated into this Lease and as modified by this Lease.

(2) The Landlord covenants with the Tenant to observe and perform the covenants and conditions on its part in the Principal Lease as incorporated into this Lease and as modified by this Lease.

(3) The Guarantor covenants with the Landlord to observe and perform the covenants and conditions on its part in the Principal Lease as incorporated into this Lease.

7.      ENDORSEMENT ON PRINCIPAL LEASE

The Landlord and the Tenant shall procure that a memorandum of this deed shall be endorsed on the Principal Lease and its counterpart and each shall supply to the other a certified copy of the relevant endorsed memorandum within seven days of the date of this deed.


IN WITNESS of which this Lease has been executed as a deed and has been delivered on the date which appears first on page 1.




                      DATED                                1999



                                  LLOYDS BANK PLC
                 (as trustee of Schroder Exempt Property Unit Trust)


                                     - and -


                               EXODUS INTERNET LIMITED


                                     - and -


                              EXODUS COMMUNICATIONS INC





                _______________________________________________________

                       SUPPLEMENTAL LEASE AND DEED OF VARIATION

                                    relating to
                            Unit 7 Phase 1 Matrix Park,
                      Coronation Road, Park Royal, London NW10
                _______________________________________________________










                                  ALLEN & OVERY
                                      London
                                   PY:447732.02

                                H.M. LAND REGISTRY

                         Land Registration Acts 1925-1988


County & District:              London Boroughs of Ealing and Brent

Title Number:                   AGL 54738

Property:                       Unit 9 Phase 3 Matrix Park, Coronation Road,
                                Park Royal,  London NW10



THIS  LEASE  is made on                                        , 1999

BETWEEN:

(1) LLOYDS BANK PLC (registered number 2065) (as trustee of Schroder Exempt Property Unit Trust) whose registered office is at 71
Lombard Street, London EC3P 3BS (the "Landlord");

(2) EXODUS INTERNET LIMITED (registered number 3591136) whose registered office is at Fountain Precinct Balm Green Sheffield
South Yorkshire  S1 1RZ (the "Tenant"); and

(3) EXODUS COMMUNICATIONS INC of 2650 San Thomas Expressway, Santa Clara CA95051, USA (the "Guarantor").

This Lease is a new tenancy for the purposes of section 1 of the Landlord and Tenant (Covenants) Act 1995.


THIS DEED WITNESSES as follows:

1.      DEFINITIONS
In this Lease:

"authorised guarantee agreement" means an authorised guarantee agreement as defined in section 16 of the Landlord and Tenant
(Covenants) Act 1995;

"Business Day" means a day (other than a Saturday or Sunday) on which banks are generally open in London for normal business;

"Car Spaces" means 12 parking spaces on the Estate from time to time designated by the Landlord for the Tenant's use of which not less than 11 parking spaces shall be within the area shown edged green on the Plan;

"Clearing Bank" means a bank which is a member of CHAPS Clearing
Company Limited;

"Common Parts" means the roads, footpaths, service areas, car parks, loading bays, landscaped and open areas, entrances and other areas from time to time during the Term provided by the Landlord for common use by the tenants of the Estate (but shall not include any such items as may exclusively serve and be demised to a tenant of any Unit) but for the avoidance of doubt the common parts shall always include the road coloured brown on the Plan and the Car Spaces and shall afford the Tenant access to and from the Property and the Car Spaces;

"Conduits" includes those for sewage, water, gas, electricity, telecommunications and data processing;

"Default Interest Rate" means four per centum per annum above the Interest Rate;

"End of the Term" includes the expiry of the Term by effluxion of time or the determination of the Term by forfeiture, surrender, merger, notice or in any other way;

"Estate" means Phases 1 and 3 Matrix Park Coronation Road Park Royal London NW10 the present extent of which is shown edged green on the Estate Plan but such expression shall mean such greater or lesser area which shall include the Property and which shall from time to time be managed by the Landlord as a single estate (including all buildings and other structures on and all parts of such estate);

"Estate Plan" means the plan numbered A3159/0/38 annexed to this Lease;

"Guarantor" includes the person named in this Lease as guarantor, if any, and any other person who is for the time being a guarantor in respect of the Tenant's obligations under this Lease and his personal representatives and successors;

"Insured Risks" means fire, lightning, explosion, earthquake, aircraft and other aerial devices and articles dropped from them, escape of oil, impact by vehicles or animals, riot, civil commotion, strikes and labour disturbances, storm, flood, bursting and overflowing of water tanks, apparatus or pipes and other risks against which the Landlord reasonably decides from time to time to insure and any other risks that the Tenant shall reasonably require to be included and which the insurers shall accept subject to such exclusions, limitations and excesses as are imposed by its insurers and to the extent to which the risks mentioned in this definition are insurable with the Landlord's insurers but shall include loss or damage by acts of terrorism if and only to the extent that the Landlord has insured against acts of terrorism;

"Interest Rate" means the base rate for the time being of Lloyds
Bank Plc or of another Clearing Bank designated from time to time by the Landlord or if there is no such base rate the rate from time to time prescribed under section 32 of the Land
Compensation Act 1961;

        "Landlord" includes the person for the time being entitled to the reversion immediately expectant on the End of the Term;

"Lease" means this lease, all deeds varying this lease and all licences and consents granted under this lease or under any deed of variation;

"Lettable Areas" means all buildings on the Estate designed to be let for commercial use;

"Parking Area" means the car parking areas forming part of the Estate including the Car Spaces;

"Plan" means the plan annexed to this Lease numbered A3159-
003.P01;

"Planning Acts" means the Town and Country Planning Act 1990, the Planning (Listed Building and Conservation Areas) Act 1990, the Planning (Hazardous Substances) Act 1990, the Planning
(Consequential Provisions) Act 1990 and the Planning and
Compensation Act 1991;

"Property" means the property described in Schedule 1 and every part of it and all additions and alterations to it and includes
(without limitation):

        (a) every part of all buildings and other structures now or during the Term on the property including walls, roofs, foundations, load-bearing parts, doors, windows and Conduits exclusively serving the Property;

        (b) landlord's fixtures and fittings including floor coverings;

(c) electrical and mechanical installations, plant, equipment and machinery including (without limitation) lifts, heating plant, air conditioning plant and ventilation plant and radiators;

(d) one half (severed vertically) of any wall separating the Property from any adjoining Unit;

(e)     service areas, loading bays and landscaped and open areas;
and

(f)     boundary walls and fences (if any);

"Quarter Days" means 25th March, 24th June, 29th September and
25th December in every year;

"Rent" includes all sums reserved as rent by this Lease and any interim rent determined under the Landlord and Tenant Act 1954;

"Rent Review Specification" means the specification annexed to this Lease;

"Retained Areas" means the whole of the Estate other than the Units;

"Review Date" means                            in the year
                                and in every fifth year after that year
for so long as the Term continues;

"Review Period" means the period starting with any Review Date up to the next Review Date or starting with the last Review Date up to the End of the Term;

"Tenant" includes the Tenant's successors in title;

"Term" means the term granted by this Lease and any statutory or other continuation or extension of it or any holding over;

"Term Commencement Date" means the date of commencement of the Term specified in clause 3(1);

"Units" means the units of accommodation on the Estate that are let or otherwise exclusively occupied or designed or intended for letting or exclusive occupation and "Unit" shall mean any one of them;

"VAT" means value added tax and any imposition or levy of a like nature; and

"VATA 1994" means the Value Added Tax Act 1994.


2.      INTERPRETATION
(1) Where there are two or more persons included in the expressions "the Landlord", "the Tenant" or "the Guarantor" each reference to the Landlord, the Tenant or the Guarantor includes a separate reference to each of those persons.

(2) Any reference, express or implied, to an enactment includes references to:

(a) that enactment as amended, extended or applied by or under any other enactment (before or after this Lease);

(b) any enactment which that enactment re-enacts (with or without modification);

(c) any subordinate legislation made (before or after this Lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above; and

(d) any consents, licences and permissions given (before or after this lease) under that enactment, as amended, extended or applied as described in paragraph (a) above or under any enactment referred to in paragraph (b) above or under that subordinate legislation and any conditions contained in those consents, licences and permissions.

(3) Any reference, express or implied, to enactments generally includes subordinate legislation and any legislation of the European Union that is directly applicable in the United Kingdom and includes existing enactments and those that come into effect during the Term.

(4) Sub-clauses (1) to (3) above apply unless the contrary intention appears.

(5)     The headings in this Lease do not affect its interpretation.


3.      LEASE
(1) The Landlord lets the Property to the Tenant together with the rights set out in Schedule 2 but except and reserving to the Landlord the rights set out in Schedule 3 for the term of twenty five years commencing on and including [
] subject to all rights and covenants affecting the Property including (without prejudice to the generality of the foregoing) the matters contained or referred to in Schedule 4 at a yearly rent ascertained in accordance with clause 4.

(2) The rights granted to the Tenant are granted in common with the Landlord, any person authorised by the Landlord and everyone else having the like or similar rights.

(3) This Lease does not include any rights other than those set out in Schedule 2.

(4) The rights excepted and reserved to the Landlord are also excepted and reserved to those authorised by the Landlord and everyone else entitled to them.


4.      RENT AND RENT REVIEW
(1)     Rent
The yearly rent shall be:-

(a)     until [                ] the rent of one peppercorn (if
demanded);

(b)     from and including [                             ] until
the first Review Date the rent of [                     ] pounds
[L ]; and

        (c) during each successive Review Period a rent equal to the rent previously payable under this Lease (or the rent which would be payable but for any abatement or suspension of rent under this Lease) or the revised rent ascertained in accordance with this clause, whichever is the greater.

(2)     Rent payment dates
The yearly rent is payable without any deduction by equal quarterly payments in advance on the Quarter Days. The first payment (which is an apportioned sum) is to be made on
[                            ] in respect of the period
commencing on that date and ending on the day before the next following Quarter Day.

(3)     Rent review - method
The revised rent for any Review Period may be agreed in writing at any time between the Landlord and the Tenant or (in the absence of agreement) determined not earlier than the relevant Review Date by an independent valuer (acting as an expert and not as an arbitrator) of recognised standing and having experience in letting and valuing property of a like kind and character to the Property.

(4)     Nomination
The independent valuer may be nominated in the absence of agreement by or on behalf of the president for the time being of the Royal Institution of Chartered Surveyors on the application of either the Landlord or the Tenant made not earlier than three months before the relevant Review Date.

(5)     Rent review - amount

In the case of valuation the revised rent to be determined by the valuer shall be such as he shall decide is the yearly rent at which the Property might reasonably be expected to be let at the relevant Review Date

(a) after the expiry of a rent free period or a concessionary rent period given for fitting-out purposes only of such length and the giving of such other inducements
(including, without limitation, any rental concession, capital payment or contribution to fitting out-costs) given for fitting out purposes only as in either case would be negotiated in the open market between a willing landlord and a willing tenant so that the yearly rent is that payable after the expiry of any such rent free period or concessionary rent period and after the giving of such inducement; and

(b) on the assumptions set out in sub-clause (6) but disregarding the matters set out in sub-clause (7).

(6)     Assumptions
The assumptions are that at the relevant Review Date:

(a)     the Property:

          (i) is available to let on the open market by a willing landlord to a willing tenant by one lease without a premium from either party and with vacant possession for a term of 10 years or a term equal to the residue then unexpired of the Term (whichever be the longer) but in either event commencing on the relevant Review Date with the rent payable from then;

          (ii) is to be let as a whole on a lease which is to contain the same terms as this Lease (other than the amount of the rent referred to in sub-clause (1)(a) and (b) and any rent free or reduced rent period allowed to the Tenant but including the provisions for review of that rent at the same intervals as those in this Lease) the first Review Date in that lease being the fifth anniversary of the relevant Review Date;

          (iii) has been built to the specification set out in the Rent Review Specification with the inclusion of an internal dividing wall (with no openings in such wall) between the Property and the adjacent Unit numbered 8 and is fit and available for immediate occupation and use with connections to all mains services independently of any other Unit and is available for immediate use as authorised by this Lease; and

          (iv) may be used for any of the purposes permitted by this Lease including any purpose which falls within the same use class (under the Town & Country
          Planning (Use Classes) Order for the time being in force) as the purpose permitted by this Lease;

(b) all the covenants in this Lease by the Landlord and the Tenant have been performed and observed; and

(c) no work has been carried out to the Property which has diminished the rental value and in case the Property has been destroyed or damaged it has been fully restored.

(7)     Disregards
The matters to be disregarded are:

(a) any effect on rent of the fact that the Tenant, its subtenants or their respective predecessors in title have been in occupation of the Property;

(b) any goodwill attached to the Property by reason of the carrying on at it of the business of the Tenant, its subtenants or their predecessors in title in their respective businesses; and

(c) any increase in rental value of the Property attributable to the existence at the relevant Review Date of any improvement carried out with consent of the Landlord
(where required) but not under an obligation to the Landlord or its predecessors in title to the Property carried out by and at the cost of the Tenant, its subtenants or their respective predecessors in title during the Term or during any earlier period of occupation arising out of an agreement to grant the Term.

(8)     Valuer
In the case of determination by a valuer:

        (a) the fees and expenses of the valuer including the cost of his appointment shall be borne as he shall decide or in the absence of any decision equally by the Landlord and the Tenant who shall otherwise each bear their own costs;

        (b) the valuer shall afford the Landlord and the Tenant an opportunity to make representations to him; and

        (c) if the valuer dies, delays or becomes unwilling or incapable of acting or if for any other reason the president for the time being of the Royal Institution of Chartered Surveyors or the person acting on his behalf thinks fit he may discharge the valuer and appoint another in his place.

(9)     Memorandum
When the revised rent has been ascertained memoranda of it shall be signed by or on behalf of the Landlord and the Tenant and annexed to this Lease and the counterpart of it and the Landlord and the Tenant shall bear their own costs in respect of the memoranda.

(10)    Interest
If the revised rent payable with effect from any Review Date has not been agreed by that Review Date rent shall continue to be payable at the rate previously payable. Forthwith on the revised rent being ascertained the Tenant shall pay to the Landlord any shortfall between the rent and the revised rent payable up to and on the preceding quarter day together with interest at the Interest Rate compounded quarterly on each part of the shortfall from the date or respective dates on which each part would have been due for payment had the revised rent been ascertained before the relevant Review Date until the date of payment.

For the purpose of this clause the revised rent shall be deemed to have been ascertained on the date when it has been agreed between the Landlord and the Tenant or the date of the determination by the valuer.

(11)    Costs
If either the Landlord or the Tenant fails to pay the relevant part of the fees and expenses of the valuer under sub-clause (8) within 15 Business Days of the same being demanded by the valuer the other shall be entitled to pay the same and the amount so paid shall be repaid on demand by the party chargeable and recoverable from that party as a debt due.

(12)    Time not of the essence
Time shall not be of the essence for the purposes of this clause 4.


5.      SERVICE CHARGE
(1) The Tenant shall pay to the Landlord the Provisional Service Charge without any deduction by equal quarterly payments in advance on the Quarter Days.  The first payment (which is an apportioned sum) is to be made on the date of the Lease in
respect of the period commencing on
[                                ] and ending on the Quarter Day
next following the date of this Lease.

(2) As soon as possible after every Accounting Date the Landlord shall prepare and supply to the Tenant an account:

(a)     showing the Gross Expenses, the Income and the Net
Expenses for the Financial Year referred to in the account;

(b)     containing a fair summary of the items referred to in it;
and

(c) certified by the Landlord or its agents (who may be the managing agents for the Estate).

The account shall be conclusive evidence of all matters of fact referred to it in it (save in the case of manifest error) and the Tenant shall be afforded on request reasonable facilities for inspecting and taking copies of the accounts and receipts and other documents supporting the account.

(3) In the case of the first Accounting Date after the date for commencement of payment of the Provisional Service Charge specified in clause 5(1), if the proportion of the Tenant's
Share of the Net Expenses shown in the account apportioned on a daily basis for the period from that date to the Accounting
Date:

(a)     exceeds the amount already paid as Provisional Service
Charge before the first Accounting Date, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

(b)     is less than the amount already paid as Provisional
Service Charge before the first Accounting Date, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge.

(4) In the case of every subsequent Accounting Date, if the Tenant's Share of the Net Expenses shown in the account for the period beginning on the day after the previous Accounting Date and ending on that Accounting Date:

(a) exceeds the amount paid as Provisional Service Charge during that period, the Tenant shall pay the excess to the Landlord within 14 days of written demand; and

(b) is less than the amount paid as Provisional Service Charge during that period, the Landlord shall credit the excess to the Tenant against the next quarterly payment of Provisional Service Charge or repay the excess in respect of the last year of the Term.

(5) If the Landlord fails to include in any account for a Financial Year a sum expended or liability incurred in that year the Landlord may include such sum or the amount of such liability in an account for any subsequent Financial Year.

(6)     All sums payable under this clause shall be reserved as rent.

(7)     In this clause:

        "Accounting Date" means 31st December or any other date that the Landlord may nominate;

        "Financial Year" means a year ending on an Accounting Date;

        "Gross Expenses" means all the expenses incurred by the Landlord in connection with the Estate including, without limitation, the matters referred to in Schedule 7;

        "Gross Internal Area" has the meaning ascribed to that expression in the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated
Society of Valuers and Auctioneers (4th Edition);

        "Income" means:

(a) any insurance money received under an insurance policy which the Landlord was obliged to effect under this Lease where the Landlord has incurred expenses in making good the insured loss itself; and

(b) any money received from any person (other than the service charge paid by the tenants in the Estate) who was liable to contribute to the cost of compliance with the Landlord's obligations under this Lease where the Landlord has itself incurred the expense towards which that person contributed;

"Net Expenses" means the amount by which Gross Expenses exceeds
Income;

"Provisional Service Charge" means:

(a)     in respect of the period from the [                  ] to
the Accounting Date next following the date of this Lease the annual sum of L 5,310; and

(b) in respect of each subsequent Financial Year, the sum fixed from time to time by the Landlord or its agents acting reasonably (who may be the managing agents for the Estate) as being a reasonable estimate of the Tenant's
Share of the Net Expenses for the relevant Financial Year;

"Tenant's Share" means the same proportion of the Net Expenses as the Gross Internal Area of the Property from time to time bears to the Gross Internal Area of the Lettable Areas at such time provided always that if the Landlord shall consider that having regard to the nature and degree of use by the Tenant or other tenants on the Estate of the facilities covered by the Gross Expenses or any other factors which the Landlord may reasonably consider relevant some other proportion ought properly to be payable by the Tenant the Landlord may substitute such other percentage as it shall consider reasonable either with regard to all or any items making up the Net Expenses provided that the proportion of the Net Expenses payable by the Tenant shall not be increased by reason solely or in part of any Lettable Areas being vacant or unlet.


6.      TENANT'S COVENANTS
(1)     Introduction
The Tenant covenants with the Landlord to comply with its obligations set out in this clause and in clauses 5, 8 and 9.

(2)     Rent
The Tenant shall:

(a) pay the yearly rent to the Landlord at the times and in the manner referred to in clause 4 without any deduction;
and

(b) not exercise or seek to exercise any right or claim to withhold rent or any right or claim to legal or equitable set-off.

(3)     Outgoings
The Tenant shall:

(a) pay all present and future Outgoings assessed, charged or imposed on, or payable in respect of the Property or the Car Spaces or assessed, charged or imposed on, or payable by the owner or occupier of the Property or the Car
Spaces;

(b) pay the proportion properly attributable to the Property or the Car Spaces of all Outgoings assessed, charged or imposed on or payable in respect of the Property and other properties or the Car Spaces and other car spaces or assessed, charged or imposed on or payable by the owner or occupier of the Property and other properties or the Car
Spaces and other car spaces;

(c) pay all charges for the supply to and consumption at the Property of water, gas and electricity and all charges for telecommunications (including equipment rents) and observe and perform all regulations of the supply authorities;

(d) where such charges as are referred to in paragraph (c) are made in relation to the Property and other properties or upon the owner or occupier of the Property and other properties, pay the suppliers and indemnify the Landlord against the proportion of those charges properly attributable to the Property or its owner or occupier; and

(e) if the Landlord loses rating relief because it has been allowed to the Tenant or any other person deriving title under the Tenant during the Term, make good that loss to the Landlord.

Provided that the Tenant shall not be obliged to pay such sums referred to above to the extent that the same have been recovered by the Landlord under Clause 5.

In this sub-clause "Outgoings" means rates, taxes, duties, charges, assessments, impositions and outgoings whether parliamentary, parochial, local or of any other description and whether of the nature of capital or revenue and even though of a wholly novel character and the proportion referred to in paragraphs (b) and (d) shall be determined by the Landlord acting reasonably and shall be conclusive save as to questions of law and save in cases of manifest error.

(4)     Repair
The Tenant shall:

(a) put and keep the Property in good repair and condition, but shall not be obliged to repair damage caused by an Insured Risk save where:

          (i) the damage is not insured because of an exclusion, limitation or excess imposed by the insurers; or

          (ii) and to the extent that the insurance monies are irrecoverable in whole or in part because of the act, default or omission of the Tenant, any person deriving title under the Tenant or anyone at the Property with the express or implied authority of any of them;

(b) replace all the Landlord's fixtures and fittings in the Property which become beyond repair during the Term with those of no lesser quality;

(c) keep all windows and other glass in the Property (both inside and outside) clean, cleaning them at least once a month and more frequently where necessary;

(d) keep any open area within the Property adequately surfaced (where appropriate) in good condition, properly cultivated
(where landscaped) and free from weeds;

(e) enter into and maintain throughout the Term fully comprehensive maintenance contracts in respect of all plant, equipment and machinery forming part of the Property with a reputable company or companies and produce the contracts to the Landlord on demand with evidence that any payments due under them are paid up to date;

(f) ensure that the electrical circuits within the Property comply with the then current regulations of the Institute of Electrical Engineers or other amended standards or recommended current codes of practice (save that this shall not obligate the Tenant to upgrade the existing circuits within the Property save where it is unlawful not to do so); and

(g) notify the Landlord of all defects in the Property which are relevant defects for the purpose of section 4 of the Defective Premises Act 1972.

(5)     Redecoration
The Tenant shall redecorate the exterior of the Property in every third year and in the last year of the Term and the interior of the Property in every fifth year and in the last year of the Term in colours and patterns which, in the case of external decorations, shall be first approved by the Landlord at all times during the Term and, in the case of internal decorations, shall be first approved by the Landlord in the last year of the Term. The Tenant shall also have all parts of the Property requiring treatment for their preservation and protection treated in accordance with the best approved manner for preserving and protecting them. All works under this sub-clause shall be carried out in a good and workmanlike manner and with suitable, good quality materials.

In this sub-clause the "last year of the Term" means the period of 12 months ending at the End of the Term and all approvals shall not be unreasonably withheld or delayed by the Landlord.

(6)     Entry by the Landlord
The Tenant shall:

(a) permit the Landlord to enter the Property to examine its condition and take inventories;

(b) permit the Landlord to enter the Property to exercise any of the rights reserved to the Landlord by this Lease and for any other reasonable purpose connected with the management of the Estate subject to the Landlord making good to the Tenant all damage to the Property but not being obliged to compensate the Tenant for any loss suffered by the Tenant or for any nuisance, annoyance, inconvenience, noise or vibration;

(c) permit the Landlord and any person acting as valuer under clause 4 to enter the Property and inspect and measure the Property for all purposes connected with insurance of the Property, any action under the Landlord and Tenant Act
1954 Part II, or the implementation of clause 4; and

(d) furnish all information relevant for those purposes as the Landlord or anyone having a right of entry under this sub-clause may reasonably request.

Except in case of emergency the Landlord shall give the Tenant reasonable prior written notice before exercising the right of entry and shall comply with the Tenant's reasonable security and confidentiality requirements. After notice or in case of emergency the Landlord may break into the Property. Such rights shall be exercised in a reasonable manner and in such a way so far as reasonably practicable as not to prevent the Tenant's beneficial user and enjoyment of the Property and to use reasonable endeavours not to damage or interfere with any equipment or machinery or data transmission and storage facilities in the Property and shall make good any damage caused.

(7)     Remedy breaches
The Tenant shall remedy all breaches of covenant notified by the Landlord to the Tenant which the Tenant is liable to remedy under this Lease as soon as possible and in any event within three months or sooner if appropriate after service of the notice. If the Tenant fails to do so the Landlord may enter the Property and remedy the breach and such entry shall be subject to the same conditions as referred to in clause 6(6). All costs and expenses incurred by the Landlord shall be paid by the Tenant within 14 days of written demand.

(8)     Alterations
Subject to the rights granted to the Tenant in Schedule 2 to this Lease the Tenant shall:

(a) not make any alteration or addition to the Property (other than the erection, alteration or removal of internal, non structural, demountable partitioning) save as permitted by paragraph (b);

(b)     not make any non-structural alteration to the Property
(other than as mentioned in paragraph (a)) nor make any openings in or remove or subsequently rebuild the dividing wall between the Property and Unit 8 without the prior consent of the Landlord which shall not be unreasonably withheld or delayed; and

(c) before the End of the Term if required to do so by the Landlord but not otherwise, remove any alteration or addition (including any made before the beginning of the Term) and make good all damage caused by the removal.

In this sub-clause a non-structural alteration is one which does not affect the roof, foundations or exterior of the Property or any load-bearing part of it.

(9)     Signs
The Tenant shall:

(a) not display on the Property any signs visible from outside the Property except those which in the Landlord's opinion are reasonably necessary in connection with the business carried on at the Property and which are in a form approved by the Landlord and are affixed in positions approved by the Landlord (such approvals not to be unreasonably withheld or delayed);

(b) at the End of the Term remove all signs (including any erected before the beginning of the Term) and make good all damage caused by their removal; and

(c) not affix to the Property any external radio, television or other aerial or satellite dish or any pole, mast, flag or wire save with the prior written consent of the Landlord such consent not to be unreasonably withheld or delayed and in making such decision the Landlord shall have due regard to the Tenant's use of the Property.

In this sub-clause "signs" includes signs, hoardings, posters, placards, advertisements, letters, bills and inscriptions.

(10)    Use
The Property shall not be used for any purpose other than a use within Class B1, Class B2 or Class B8 of the schedule to the Town and Country Planning (Use Classes) Order 1987 as that Order is in force at the date of this Lease.

(11)    Use obligations
The Tenant shall:

(a) use any open area within the Property only for the purpose for which it is designed and not keep any caravan or temporary building on it;

(b) not leave the Property unoccupied for more than a month without notifying the Landlord and providing the security arrangements reasonably required by the Landlord and its insurers;

(c) not do anything on the Property which may become a nuisance or damage to the Landlord or any nearby owner or occupier;

(d) not allow to pass into the Conduits serving the Property anything that may obstruct them or cause damage, danger or pollution or anything poisonous or radioactive;

(e) not bring onto or keep in the Property anything dangerous, inflammable, explosive, or noxious save for materials ordinarily and properly used in connection with alternative power generation provided that such materials are safely stored and are otherwise in accordance with all statutory requirements and the reasonable requirements of insurers;

(f) not use the Property for any illegal purpose or for any dangerous, noxious, or noisy occupation;

(g) not use the Property for the holding of public meetings or auction sales or as a residence or sleep at the Property or keep any animal on it;

(h)     not overload the Property or its Conduits;

(i) remove all refuse on a reasonably frequent basis but no less than once a week and keep the Property clean, tidy and in good order;

(j) not obstruct any road or footpath on the Estate and not do anything as a result of which reasonable use of the Common
Parts by others may be impeded; and

(k) not park vehicles on or load or unload goods onto or from vehicles save in those parts of the Property or the Common
Parts designated by the Landlord for that purpose.

(12)    Statutory requirements
The Tenant shall comply with every enactment and with the requirements and recommendations of every authority relating to or affecting the Property or its use or the employment of anyone at the Property or any equipment or chattels in the Property and whether applicable to the owner, landlord, tenant or occupier of the Property save that this obligation shall not include responsibility for compliance with anything relating to remediation of any contamination affecting the Property which was caused before the date hereof.

In this sub-clause "authority" includes every government department, local or other authority and court of competent jurisdiction.

(13)    Notices
The Tenant shall:

(a) give the Landlord a copy of every notice or order or any proposal for a notice or order issued to the Tenant, its sub-tenants or any occupier of the Property or left at the Property relating to the Property or the Tenant's its sub-tenants or any occupiers use thereof within five Business
Days of its service;

(b) (if it is the Tenant's responsibility to so comply in accordance with the terms of this Lease) take all steps necessary to comply with every notice or order without delay; and

(c) at the request and cost of the Landlord make or join with the Landlord in making such objections or representations in respect of the notice, order or proposal as the Landlord shall reasonably require.

(14)    Fire authority requirements
The Tenant shall comply with all requirements and recommendations of the appropriate authority and the Landlord's insurers and all reasonable requirements of the Landlord as to means of escape from the Property in case of fire or other emergency and as to the provision and maintenance of fire detection equipment, fire alarm equipment and fire fighting equipment.

(15)    Planning Acts
The Tenant shall:

(a) comply with the Planning Acts in relation to the Property, any operations carried out at the Property and its use and not commit any breach of planning control (as defined in the Planning Acts);

(b) obtain from the local planning authority planning permission for the carrying out of any operation on the Property or the institution or continuance of any use which may constitute development within the meaning of the Planning Acts;

(c) not make any application for planning permission without the Landlord's prior consent (which shall not be unreasonably withheld or delayed) to the making of the application, indemnify the Landlord against all charges payable in respect of the application and repay to the Landlord all reasonable and proper professional fees and expenses properly incurred by the Landlord in connection with the application;

(d) forthwith after the grant or refusal of any application give the Landlord a copy of the permission or the refusal;

(e) not make any alteration or addition to or change of use of the Property (being an alteration or addition or change of use which is prohibited by or for which the consent of the Landlord must be obtained under this Lease and for which a planning permission must be obtained) before planning permission for it has been produced to the Landlord and acknowledged by the Landlord as satisfactory to it but so that the Landlord may refuse to express satisfaction with the planning permission on the grounds that anything contained in it or omitted from it in the reasonable opinion of the Landlord would be or be likely to be materially prejudicial to the Landlord's interest in the Property during the Term or after the End of the Term such acknowledgement from the Landlord shall not be unreasonably delayed;

(f) pay any charge imposed under the Planning Acts in respect of the carrying out of any operation or the institution or continuance of any use;

(g) unless the Landlord directs otherwise, carry out before the End of the Term all works required to be carried out as a condition of any planning permission which may have been granted and implemented during the Term whether or not the date by which the planning permission requires those works to be carried out falls within the Term;

(h) pay to the Landlord within 14 days of written demand a fair and reasonable proportion of any compensation received by the Tenant because of a restriction on the use of the Property under the Planning Acts, any dispute as to the proportion to be referred to arbitration;

(i) produce to the Landlord all drawings, documents and other evidence reasonably required by the Landlord to satisfy itself that this sub-clause has been complied with;

(j) not implement any planning permission without providing reasonable security if reasonably required for compliance with the conditions imposed by that permission;

(k) not serve any purchase notice under the Planning Acts requiring any authority to purchase the Tenant's interest in the Property without first offering to surrender this Lease at the price which might reasonably be expected to be obtained from the authority under the purchase notice, any dispute as to the amount of the price to be referred to arbitration;

(l) not to make any objection or adverse representation in respect of any planning application made by or with the consent of the Landlord:

          (i) within 12 months before the date specified in clause 15 of this Lease if the Tenant has served the notice referred to in that clause; or

          (ii) within 12 months before the End of the Term unless the Tenant has exercised its rights to take a new lease under the provisions of the Landlord and Tenant Act 1954;

          and in either case this clause shall not prevent the Tenant making such objections if it is entitled to do so under a lease of another Unit on the Estate.

(16)    Obstruction
The Tenant shall not:

(a) stop up, darken or obstruct any window or opening belonging to the Property save as part of the Tenant's usual security measures; or

(b) give to any third party any acknowledgement that the Tenant enjoys the access of light or air to any of the windows or openings in the Property by the consent of a third party; or

(c) pay to any third party any sum of money or enter into any agreement with any third party for the purpose of inducing or binding him to abstain from obstructing the access of light or air to any windows or openings.

(17)    Obstruction proceedings
If any of the owners or occupiers of nearby land or buildings do or threaten to do anything which obstructs the access of light or air to any of the windows or openings in the Property the Tenant shall:

(a)     notify the same forthwith to the Landlord; and

(b) permit and afford all reasonable assistance to the Landlord to bring proceedings in the name of the Tenant and at the joint cost of the Landlord and Tenant against any of the owners or occupiers of the nearby land or buildings in respect of the obstruction.

(18)    Acquisition of rights
The Tenant shall not allow any easement to be acquired over the Property. If any such easement is acquired or attempted to be acquired, the Tenant shall give immediate notice of it to the Landlord and at the request of the Landlord but at the cost of the Tenant adopt the course reasonably required by the Landlord for preventing the acquisition of the easement.

(19)    Party Matters
        The Tenant shall pay a fair proportion of all costs and expenses payable in respect of repairing, lighting, cleansing and maintaining anything used in common by the Property and any other property to the extent that those costs and expenses are not recovered under clause 5. The proportion shall be determined by the Landlord and shall be conclusive save as to questions of law and save in the case of manifest error.

(20)    New Guarantor
If a guarantor's event of default occurs, the Tenant shall give notice to the Landlord of the event within ten Business Days of its occurrence. If the Landlord serves notice on the Tenant under this sub-clause within thirty Business Days of service of the Tenant's notice, the Tenant shall procure that guarantors reasonably acceptable to the Landlord shall covenant by deed with the Landlord in the form set out in Schedule 5.

In this sub-clause a guarantor's event of default is any of the following:

(a)     in the case of a Guarantor who is an individual:

          (i)     the death of the individual;

          (ii) the individual being regarded as a patient under the Mental Health Act 1983 section 94;

          (iii) an application being made for an interim order in respect of the individual or an interim order being made under the Act;

          (iv) the making by the individual of a proposal for a voluntary arrangement;

          (v) a petition being presented for a bankruptcy order to be made against the individual or a bankruptcy order being made;

(b)     in the case of a Guarantor which is a company:

          (i) a proposal being made to the company and to its creditors for a voluntary arrangement;

          (ii) a petition being presented for an administration order in respect of the company or an administration order being made;

          (iii) the company having an administrative or other receiver or a manager appointed of the whole or any part of its property;

          (iv) the company passing a resolution for winding up or a petition being presented for the winding up of the company or a winding up being made or the company being dissolved other than (in any such case) a voluntary winding up of a solvent company for the purposes of amalgamation or reconstruction;

          (v) the company, having been registered as an unlimited company, being re-registered as a limited company without the previous consent of the Landlord;

(c) in the case of a Guarantor who is an individual or which is a company:

          (i) the individual or the company entering into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permitting or suffering any distress or execution to be levied on his goods at the Property which remains unsatisfied for more than 21 days;

          (ii) there occurring in relation to the individual or the company in any country or territory in which he carries on business or to the jurisdiction of whose courts he or any of his property is subject any event which corresponds in that country or territory with any of those mentioned in paragraphs (a)(iii) to (v) or (b) above or the individual or the company otherwise becoming subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.

(21)    Costs
The Tenant shall pay the reasonable and proper costs and expenses incurred by the Landlord:

(a) in or in contemplation of any proceedings relating to the Property under the Law of Property Act 1925 sections 146 and 147, or the Leasehold Property (Repairs) Act 1938, the preparation and service of any notice under those sections or the taking of steps subsequent to such notice notwithstanding that forfeiture is avoided otherwise than by relief granted by the Court;

(b) in the preparation and service of any notice to repair or any schedule of dilapidations at any time during the Term or after the End of the Term;

(c) in connection with the recovery of arrears of Rent or other sums due to the Landlord under this Lease including the levy or attempted levy of any distress; and

(d) in respect of any application for consent required by this Lease whether or not the consent is granted (including any inspection of works authorised by the consent and of any re-instatement of those works).

Where the Landlord could recover the cost of services or advice under the first part of this sub-clause if they were undertaken by a third party but those services or that advice are provided by the Landlord or by a company which is a member of the same group as the Landlord (within the meaning of section 42 of the Landlord and Tenant Act 1954), the Tenant shall pay to the Landlord or to that company a reasonable sum (plus VAT if payable) for such services or advice but not more than the amount payable by the Tenant if those services or that advice had been provided by a third party

(22)    Indemnity
The Tenant shall:

(a) pay and make good to the Landlord every loss and damage incurred or sustained by the Landlord as a consequence of every breach or non-observance of the Tenant's covenants contained in this Lease and shall indemnify the Landlord against all actions, claims, liabilities, costs and expenses arising by reason of the breach; and

(b) indemnify and keep the Landlord indemnified from liability in respect of all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses in respect of any injury to or the death of any person or damage to any property or in respect of the infringement, disturbance or destruction of any right by reason of or arising in any way directly or indirectly out of:

          (i)     the state of repair or condition of the Property;

          (ii) the act, omission or default of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them;

          (iii) the construction or existence of any additions or alterations to the Property;

          (iv)    the use of the Property;

          (v) anything now or in the future attached to or on the Property;

          (vi)    the use of vehicles on the Property;

          (vii) the omission of the Tenant to give written notice to the Landlord of any defects or items requiring repair of which the Tenant is aware or ought reasonably to be aware; and

          (viii) any breach by the Tenant or by any person deriving title under the Tenant of any covenant by the Tenant or any condition contained in this Lease.

          Provided that the Tenant shall not be obliged to indemnify the Landlord in respect of such matters to the extent that such damage arises out of the Landlord's wilful misconduct or negligence.

(23)    Notices for sale and re-letting
The Tenant shall:

(a) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord during the six months before the End of the Term to affix to the Property a notice (of a suitable size and nature) for re-letting it;

(b) permit (at a suitable location which does not materially interfere with or obstruct the access of light to the Property) the Landlord at any time during the Term to affix to the Property a notice (of a suitable size and nature) for dealing with the Landlord's interest in the Property; and

(c) permit all persons with written authority from the Landlord or the Landlord's agent to view the Property upon the Landlord giving at least 24 hours prior written notice and subject to such person complying with the Tenant's reasonable security and confidentiality requirements.

(24)    Regulations
The Tenant shall observe all reasonable regulations made by the Landlord for the proper management of the Estate.

(25)    Car Spaces
The Tenant shall:

(a) not use the Car Spaces otherwise than for the purpose of the parking of one private motor car in each Car Space and not to keep anything else in the Parking Area including, without limitation, plant, equipment, materials, containers of any description or any skip or other receptacle for refuse or any caravan or temporary building;

(b) not without the express permission of the Landlord carry out any repairs to any vehicle whilst it is in the Parking
Area and if permission is granted ensure that any repairs are carried out in such manner as not to cause any nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area;

(c) keep the Car Spaces and the surrounding area clean, tidy and free from deposits of oil or grease;

(d)     not cause any obstruction in the Parking Area;

(e) take all reasonable and proper precautions against fire occurring in any vehicle using the Car Spaces;

(f) not do anything in the Parking Area which causes nuisance, annoyance, inconvenience or disturbance to the Landlord or any tenant or occupier of the Estate or other user of the Parking Area.

(26)    Freehold covenants
The Tenant shall observe and perform the covenants contained in or referred to in the documents specified in Schedule 4 so far as they relate to the Property and are still subsisting and capable of taking effect and shall indemnify and keep indemnified the Landlord from and against any non-observance or non-performance of the same.

(27)    Yield up
The Tenant shall:

(a) yield up the Property (except tenant's or trade fixtures including those of the type listed on annexed schedule) to the Landlord at the End of the Term with vacant possession with an internal dividing wall between the Property and the adjacent Unit numbered 8 constructed to the Landlord's reasonable satisfaction and in accordance with the specification of such wall contained in the Rent Review Specification and otherwise in accordance with the Tenant's covenants contained in this Lease; and

(b) make good to the satisfaction of the Landlord all damage occasioned by the removal of any tenant's or trade fixtures.

(28)    Release of Landlord

If the Landlord or any former landlord applies for release of a covenant under section 8 of the Landlord and Tenant (Covenants)
Act 1995:

(a) the Tenant shall not object unreasonably to the release of the Landlord or the former landlord; and

(b) if, following such an application, the Tenant serves notice objecting to the release, but the Court makes a declaration that it is reasonable for the covenant to be released, the Tenant shall indemnify the Landlord and any former landlord against all loss, damage, costs and expenses incurred or sustained by any of them as a result of the objection of the Tenant.


7.      LANDLORD'S COVENANTS
(1)     Introduction
The Landlord covenants with the Tenant to comply with its obligations set out in this clause and in clauses 5 and 9.

(2)     Quiet enjoyment
For so long as the Tenant pays the Rent and performs and observes the covenants by the Tenant and the conditions contained in this Lease the Tenant may peaceably and quietly hold and enjoy the Property during the Term without any lawful interruption by the Landlord or any person claiming under or in trust for the Landlord.

(3)     Services
The Landlord shall use all reasonable endeavours to:

(a) maintain in good working order and repair all Conduits in, under or upon the Estate which serve the Property (other than those which exclusively serve the Property); and

(b) keep the surfaces of the Common Parts in good repair and cleaned at regular intervals and reasonably well lit.

The Landlord will not be liable to the Tenant for any breach of these obligations unless the Tenant has given the Landlord notice of the breach and the Landlord is aware or should reasonably be aware of the breach and has failed to remedy the breach within a reasonable time of service of the notice.


8.      ALIENATION
(1)     Restrictions on alienation
The Tenant shall not:

(a) save to the extent permitted by the following sub-clauses of this clause, part with possession of the whole or any part of the Property or part with or share occupation of the whole or any part of the Property or permit occupation by a licensee of the whole or any part of the Property or hold on any trust the whole or any part of the Property;
nor

(b) if it is an unlimited company, incorporate itself as a limited company without the prior consent of the Landlord
(such consent not to be unreasonably withheld or delayed).

(2)     Assignment
The Tenant shall not:

(a)     assign part of the Property; nor

(b) assign the whole of the Property without the prior consent of the Landlord which, subject to sub-clauses (3) and (4), shall not be unreasonably withheld or delayed.

(3)     Agreement as to circumstances
The Landlord and the Tenant agree that the Landlord may withhold its consent to an assignment if any one or more of the following circumstances (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) exist and it shall not be regarded as unreasonably withholding its consent if it does so:

(a) any rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease is unpaid;

(b) the Landlord reasonably determines that the proposed assignee is not a person who is likely to be able both to comply with the tenant's covenants in this Lease and to continue to be such a person following the assignment;

(c)     the proposed assignee or any proposed guarantor for it
(other than any guarantor under an authorised guarantee agreement) has the benefit of state or diplomatic immunity or the Landlord determines that it is likely to acquire that immunity;

(d) the proposed assignee is a company which is a member of the same group (within the meaning of section 42 of the Landlord and Tenant Act 1954) as the Tenant; and

(e) the proposed assignee or any proposed guarantor for it (other than any guarantor under an authorised guarantee agreement) is a corporation registered in or an individual resident in a jurisdiction in which a judgement obtained in the courts of England and Wales will not necessarily be enforced without any re-examination of the merits of the case.

(4)     Agreement as to conditions
        The Landlord and the Tenant agree that the Landlord may grant consent to an assignment subject to any one or more of the following conditions (which are specified for the purposes of section 19(1A) of the Landlord and Tenant Act 1927) and it shall not be regarded as giving consent subject to unreasonable conditions if it does so:

(a) that before the assignment the Tenant enters into and unconditionally delivers to the Landlord an authorised guarantee agreement, such agreement to be a deed and to contain the provisions in Schedule 6 or at the Landlord's absolute discretion) such other provisions as the Landlord shall reasonably prescribe and (in either case) such ancillary provisions as the Landlord shall reasonably prescribe;

(b) that before the assignment any person (other than a former Tenant) who at the time of the application for the consent is guaranteeing the obligations and liabilities under this Lease of the Tenant covenants by deed with the Landlord that the Tenant shall perform its obligations under the authorised guarantee agreement required under paragraph
(a), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and an obligation on the part of the covenantor (in the event of default on the part of the Tenant) to perform any obligation entered into by the Tenant in the authorised guarantee agreement to take up a new lease, and otherwise to be in such form as the Landlord reasonably requires;

(c) that before the assignment, if the Landlord determines it to be necessary, one or more guarantors acceptable to the Landlord, acting reasonably, covenant by deed with the Landlord in the form set out in Schedule 5 (with
"assignee" substituted for "Tenant" in paragraphs 1 to 9 inclusive and with such other provisions as the Landlord reasonably requires) in respect of the period during which the assignee is bound by the tenant's covenants and the conditions in this Lease;

(d) that all rent payable pursuant to clause 4(1) of this Lease agreed service charge, insurance and VAT on such sums payable in accordance with this Lease due from the Tenant under this Lease as at the date of the assignment has been paid;

(e) that the assignment is completed and registered with the Landlord in accordance with sub-clause (14) within three months of the date of the consent and that if it is not, the consent shall be void but any of the guarantees referred to in paragraphs (a) to (c) shall nevertheless remain in full force and effect.

(f) that before the assignment of this Lease to an assignee who is not also taking an assignment of the adjacent Unit numbered 8 the Tenant has constructed to the Landlord's reasonable specification and satisfaction an internal dividing wall between the Property and the adjacent Unit numbered 8.

(5)     Further agreement
The Landlord and the Tenant agree that:

(a) the Landlord may withhold consent to an assignment in circumstances which are not referred to in sub-clause (3) if it is reasonable to do so and may grant consent subject to conditions which are not specified in sub-clause (4) if the conditions are reasonable; and

(b) any power on the part of the Landlord to determine any matter for the purposes of sub-clauses (3) or (4) shall be exercised reasonably.

(6)     Underletting
        The Tenant shall not:

(a)     underlet part only of the Property;

(b)     underlet the whole of the Property:

          (i)     without complying with the provisions of sub-clauses
          (7) to (11); and

          (ii) without the prior consent of the Landlord, which shall not be unreasonably withheld or delayed.

(7)     Underletting Conditions
Not to underlet the whole of the Property without producing to the Landlord:

(a) an order of the Court under section 38(4) of the Landlord and Tenant Act 1954 authorising the inclusion in the intended underlease of an agreement excluding sections 24 to 28 of that Act; and

(b) a written undertaking by the Tenant not to release the intended undertenant from or otherwise waive or modify the agreement authorised by the order and without including the agreement in the intended underlease.

(8)     Covenants on underletting
        The Tenant shall procure that any intended undertenant covenants by deed with the Landlord:

(a) to pay the rent to be reserved by and the other sums to be payable under the underlease and to perform and observe, the tenant's covenants and the conditions to be contained in the underlease throughout the period during which the undertenant is bound by the tenant's covenants and conditions in the underlease;

(b) without prejudice to paragraph (a), not to assign the underlet property without:

          (i) first obtaining a deed of covenant from the intended assignee in favour of the Landlord in the same form
          (with the necessary changes) as the deed referred to in this sub-clause, including (without limitation) the covenants in this paragraph (b); and

          (ii) if the Landlord reasonably requires, first obtaining a deed from one or more guarantors acceptable to the Landlord, acting reasonably, in favour of the Landlord guaranteeing the due and punctual payment and performance of all the obligations and liabilities of the intended assignee under the deed referred to in sub-paragraph (i), the deed to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(9)     Guarantee on underletting
        If the Landlord reasonably requires, the Tenant shall procure that, before the underlease is granted, one or more guarantors acceptable to the Landlord, acting reasonably, guarantee (by way of deed) to the Landlord, in respect of the period during which the undertenant is bound by the tenant's covenants and the conditions in the underlease, the due and punctual payment and performance of all the obligations and liabilities of the intended undertenant, the guarantee to contain provisions equivalent to those contained in paragraphs 1 to 4 and 9 of
Schedule 5 and otherwise to be in such form as the Landlord reasonably requires.

(10)    Form of underlease
The Tenant shall procure that every underlease shall:

(a) contain the same tenant's covenants and other terms and conditions as are contained in this Lease subject only to:

          (i)     such amendments as may be provided for in paragraphs
          (b) to (d); and

          (ii) such amendments as may reasonably be required by the Tenant, having regard only to the duration of the proposed underlease, and as may be approved by the Landlord, such approval not to be unreasonably withheld;

(b) not permit any assignment, underlease or other dealing or disposal of the Property which is prohibited by the terms of this Lease and prohibit any further underletting of the whole or any part of the Property;

(c) provide that where the underlease requires the undertenant to obtain the landlord's consent, the undertenant shall be required to obtain also the consent of the Landlord (such consent not to be unreasonably withheld or delayed);

(d) contain provisions that require a review of the rent payable under the underlease to open market rent in accordance with the provisions and at the dates for review of the rent payable under this Lease, but this paragraph shall not prohibit an underlease of the Property upon terms that require review of the rent payable under the underlease at dates additional to the dates for review of the rent payable under this Lease;

(11)    Underlease requirements
        The Tenant shall:

(a)     not grant any underlease at a fine or premium;

(b) not grant any underlease at a rent which at the time of the grant of the underlease is less than the open market rent of the Property;

(c) not vary the terms of any underlease or release the undertenant from any covenant or condition in the underlease without the prior consent of the Landlord such consent not to be unreasonably withheld or delayed and shall notify the Landlord of any surrender of any underlease;

(d) not waive any breach of any of the covenants on the part of the undertenant and the conditions contained in any underlease but take all such reasonable steps as are lawfully available to the Tenant (including re-entry) to enforce such covenants and conditions;

(e) procure that the rent reserved by any underlease is reviewed in accordance with the provisions of the underlease but not agree any revised rent with the undertenant without the prior consent of the Landlord
(such consent not to be unreasonably withheld), and if on any rent review under any underlease the revised rent is to be determined by an independent third party, procure that any reasonable representations which the Landlord may wish to make concerning the revised rent are put forward to the third party at the same time as the representations of the Tenant and as though they were representations made by the Tenant; and

(f) procure that on any assignment of any underlease the outgoing undertenant enters into an authorised guarantee agreement and, where appropriate, guarantors enter into a contractual guarantee in each case with the landlord under the underlease in accordance with the provisions of the underlease.

In paragraphs (c) to (f) of this sub-clause an underlease includes any lease where, by virtue of the grant of this Lease, the Tenant under this Lease becomes the holder of the immediate reversion to that lease.

(12)    Associated companies
        The Tenant may share the occupation of any part of the Property with a company which is a member of the same group as the Tenant
(within the meaning of section 42 of the Landlord and Tenant Act
1954) for so long as both companies remain members of that group and provided that:

(a) no relationship of landlord and tenant is created between the two companies and no security of tenure is conferred upon the occupier; and

(b) within 15 Business Days of the commencement of the sharing the Tenant gives to the Landlord notice of the company sharing occupation and the address of its registered office.

(13)    Charging
        The Tenant shall not

(a)     charge part of the Property; or

(b) charge the whole of the Property by way of fixed security without the prior consent of the Landlord, which shall not be unreasonably withheld.

(14)    Registration of dealings
Within 15 Business Days of every assignment, transfer, underlease or charge of the Property or the creation or transfer of any interest derived out of the Term or any devolution of the interest of the Tenant or any person deriving title under the Tenant, the Tenant shall produce a certified copy of the assignment, transfer, underlease or charge or (in the case of a devolution) the document evidencing or under which the devolution arises and pay the Landlord a registration fee of a reasonable amount, being not less than L 25, in respect of each assignment, transfer, underlease, charge or devolution.


9.      INSURANCE
(1)     Landlord's insurance obligations
Unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Landlord shall keep the Property (other than plate glass and tenant's or trade fixtures) insured with insurers or underwriters selected by the Landlord in accordance with the provisions of this clause to the extent to which the Property is insurable and subject to all exclusions, limitations and excesses imposed by the insurers.

(2)     Sum and risks insured
The Property shall be insured in a sum not less than its full reinstatement cost (as determined from time to time by the Landlord) against loss or damage by the Insured Risks.

(3)     Fees
The insurance shall extend to:

(a) architects' and other professional fees in relation to the reinstatement of the Property for a minimum sum of 15% of the amount insured in respect of the Property;

(b)     the costs of demolition and removal of debris; and

(c) loss of rent for such period as the Landlord may decide in an amount which takes into account the Landlord's estimate of potential increases in rent.

(4)     Production of policy
Whenever reasonably required to do so by the Tenant and at the Tenant's cost, but not more often than twice a year, the Landlord shall produce to the Tenant at the Landlord's office a copy of the insurance policy or other evidence of it and evidence of payment of the last premium.

(5)     Reinstatement
Subject to sub-clause (13) if the Property is destroyed or damaged by any of the Insured Risks, then unless the insurance is vitiated by any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them, the Landlord shall use reasonable endeavours to:

(a) obtain all consents and permissions necessary for reinstatement as soon as reasonably possible;

(b) subject to obtaining those consents and permissions, lay out as soon as practicable all insurance monies received by the Landlord (other than for fees and loss of rent) in reinstating the Property; and

(c) subject to the Tenant complying with its obligations in sub-clauses (6)(a)(iii), (7) and(9) make good out of the Landlord's own monies any deficiency (other than one arising from an exclusion, limitation or excess imposed by the insurers).

(6)     Tenant's insurance obligations
(a)     The Tenant shall pay to the Landlord on demand:

          (i) every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property in accordance with its obligations in sub-clause (1) and for effecting insurance in respect of liability to third parties including members of the public and such other insurances as the Landlord reasonably considers desirable;

          (ii) where the policy includes the Property and other properties, the proportion properly attributable to the Property of every premium payable by the Landlord (including any part of it which the Landlord is entitled to retain by way of commission) for insuring the Property and the other properties in accordance with its obligations in sub-clause (1) and for effecting (in relation to the Property and the other properties) the other insurances referred to in sub-paragraph (i), the proportion to be determined by the Landlord whose determination shall be conclusive save as to questions of law and save in case of manifest error;

          (iii) the amount of any excess deducted or deductible by the insurers on any claim made by the Landlord; and

          (iv) all costs and expenses reasonably incurred by the Landlord in obtaining a valuation of the Property for insurance purposes (provided this is limited to one such valuation every two years).

          All sums payable by the Tenant under paragraph (a)(i) shall be reserved as rent.

(b) The Tenant shall insure all plate glass in the Property against all risks with an insurance company approved by the Landlord in the joint names of the Landlord and the Tenant and, on demand, produce a copy of the insurance policy and evidence of payment of the last premium to the Landlord.

(7)     Vitiation
The Tenant shall not use the Property or carry on any business at the Property or do or omit to do at the Property anything which may make void or voidable any policy for the insurance of the Property or any nearby property of the Landlord.

(8)     Increased premium
The Tenant shall:

(a) not without the prior consent of the Landlord use the Property or carry on any business at the Property or do or omit to do at the Property anything which may increase the premium payable for the insurance; and

(b) if consent is given, repay on demand to the Landlord any resulting increased insurance premium payable by the Landlord.

(9)     Irrecoverable reinstatement cost
If the Property is destroyed or damaged by any of the Insured Risks and the insurance money under any insurance effected by the Landlord is wholly or partly irrecoverable because of any act, default or omission of the Tenant, any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them the Tenant shall pay to the Landlord within 14 days of written demand the whole or the appropriate proportion of the cost of reinstating the Property. Any dispute as to the amount of such proportion shall be referred to arbitration.

(10)    Notice of damage
If the Property is destroyed or damaged by any of the Insured
Risks the Tenant shall give notice to the Landlord as soon as the destruction or damage comes to the notice of the Tenant.

(11)    Double insurance
The Tenant shall not effect any insurance relating to the Property against any of the Insured Risks. If the Tenant is entitled to the benefit of any insurance in respect of the Property, the Tenant shall pay to the Landlord all monies received by virtue of the insurance to enable the Landlord to apply them in making good the loss or damage in respect of which they have been received.

(12)    Cesser of rent
If the Property or any part of it (or the means of access to or egress from it) is destroyed or damaged by any of the Insured Risks so as to be unfit for occupation or use the rent or a fair proportion of it according to the nature and extent of the damage sustained shall be suspended until the Property (or the means of access to or egress from it) has been reinstated and made fit for occupation and use or until the end of three years from the date of the destruction or damage, whichever first occurs. Any dispute as to the amount of the proportion shall be referred to arbitration. This sub-clause does not apply if and to the extent that the insurance monies in respect of loss of rent are wholly or partially irrecoverable solely or partly because of the act, default or omission of the Tenant or any person deriving title under the Tenant or any person at the Property with the express or implied authority of any of them.

(13)    Prevention of reinstatement
The Landlord shall not be obliged to reinstate the Property in accordance with sub-clause (5) while prevented by a supervening event. If the Landlord is unable to commence reinstatement within twenty four months from the date of destruction or damage because of a supervening event and the Property or a substantial part of it is unfit for occupation or use either party may determine the Term by serving notice on the other party at any time within six months of the end of the twenty four month period. On service of the notice the Term will cease but without prejudice to any rights that any party may have against another for breach of any of their respective covenants or the conditions contained in this Lease and all insurance monies shall belong to the Landlord.

In this sub-clause a supervening event means any of the following:

(a) inability of the Landlord to obtain the consents and permissions referred to in sub-clause (5) despite using all reasonable endeavours to do so;

(b) grant of any of the consents or permissions subject to a lawful condition with which it would be unreasonable to expect the Landlord to comply or the Landlord being requested as a precondition to obtaining any of the consents or permissions to enter into an agreement with the planning authority or any other authority containing conditions with which it would be unreasonable to expect the Landlord to comply;

(c) some defect in the site upon which reinstatement is to take place so that it could not be undertaken or could be undertaken only at a cost unacceptable to the Landlord
(acting reasonably);

(d) inability of the Landlord to obtain access to the site to reinstate;

(e) prevention of reinstatement by any cause beyond the control of the Landlord.


10.     RE-ENTRY
(1) If an Event of Default occurs then notwithstanding the waiver of any previous right of re-entry the Landlord may re-enter the Property or any part of it when the Term shall cease but without prejudice to any rights or remedies which may then have accrued to any party against another in respect of any antecedent breach
(including the breach in respect of which re-entry is made) of any of the covenants or obligations contained in this Lease.

(2)     In this clause an Event of Default is any one of the following:

(a) the Rent or any part of it is in arrear and unpaid for seven Business Days after becoming payable (whether formally demanded or not); or

(b) a breach by the Tenant of any of the covenants by the Tenant in this Lease; or

(c) the Tenant (being a company) is deemed unable to pay its debts under section 123 of the Insolvency Act 1986 or the Tenant or any Guarantor (being a company) passes a resolution for winding-up or the directors of any of them present a petition for winding-up or an order for the winding-up of the Tenant or any Guarantor is made (other than (in any such case) a voluntary winding-up of a solvent company for the purposes of amalgamation or reconstruction) or the Tenant or any Guarantor is dissolved; or

(d) the Tenant (being a company) has an administrative or other receiver or a manager appointed of the whole or any part of its property or a petition is presented for an administration order or an administration order is made in respect of the Tenant or any Guarantor; or

(e) the Tenant (being a company) being registered as an unlimited company is re-registered as a limited company without the previous consent of the Landlord; or

(f) the Tenant (being an individual) presents a petition for a bankruptcy order to be made against him or a bankruptcy order is made against the Tenant or any Guarantor; or

(g) in relation to the Tenant (whether an individual or a company) a proposal is made or the Tenant (whether a company or an individual) enters into any kind of composition, scheme of arrangement, compromise or arrangement for the benefit of creditors or any class of creditors or permits or suffers any distress or execution to be levied on his goods; or

(h) there occurs in relation to the Tenant in any country or territory in which any of them carries on business or to the jurisdiction of whose courts any of them or any of the property of any of them is subject to any event which corresponds in that country or territory with any of those mentioned in paragraphs (c) to (g) above or the Tenant otherwise becomes subject in any such country or territory to any law relating to insolvency, bankruptcy or winding up.


11.     GUARANTEE
The Guarantor covenants with the Landlord in the terms set out in Schedule 5 in respect of the period during which Exodus Internet Limited is bound by the Tenant's covenants and conditions in this Lease and any additional period during which Exodus Internet Limited is liable under an authorised guarantee agreement.


12.     VALUE ADDED TAX
(1) If any VAT is chargeable on any supply made to the Tenant under the terms of this Lease, the Tenant shall pay by way of additional consideration the amount of that VAT and the Landlord shall provide a valid VAT invoice in relation to such VAT to the Tenant.

(2) Without limiting sub-clause (1) above, each sum reserved or payable by the Tenant under the terms of this Lease is exclusive of VAT (if any) and is accordingly to be construed as a reference to that sum plus any VAT in respect of it, and where any sum is reserved as rent, the VAT is also reserved as rent.

(3) If VAT is chargeable on any supply made by the Landlord to the Tenant for which a sum is not reserved or payable under the terms of this Lease, the Tenant shall pay that VAT to the Landlord against issue of a VAT invoice five Business Days before the Landlord has to pay the VAT to Customs.

(4)     Where under the terms of this Lease the Tenant is obliged:

(a)     to make any payment to the Landlord or any other person
(including, without limitation, by way of service charge, indemnity or reimbursement) by reference to any amount incurred or which will or may be incurred by the Landlord or any other person; or

(b) otherwise to pay all or part of the consideration for any supply made to the Landlord or any other person,

        then without prejudice to sub-clauses (1) to (3) above, the Tenant shall not be obliged to pay any amount in respect of VAT to the extent that it is recoverable by the Landlord or any other person as appropriate.

(5) For the purposes of sub-clause (3) above, VAT is recoverable by a person, if that person (or any company treated as a member of the same VAT Group as that person) is entitled to credit for it as input tax under sections 25 and 26 VATA 1994. For the avoidance of doubt, VAT is not recoverable by a person only because he could elect to waive exemption, but has not done so.

(6) Where for the purposes of this Lease it is necessary to calculate or estimate the cost or value of anything, including any building, structure, work, item, act or service, the cost or value shall be calculated or estimated so as to include any VAT which will or may be incurred in addition.

(7)     This clause shall not affect the generality of clause 6(3)
(Outgoings).

(8) Where the Tenant pays to the Landlord VAT in respect of any supply by the Landlord to the Tenant, the Landlord shall issue the Tenant with a proper VAT invoice in respect of that VAT.

(9) If the Landlord wishes to make an election to waive the exemption in respect of the Property under paragraph 2 of
Schedule 10, VATA 1994, the Landlord shall notify the Tenant, no less than 20 Business Days before the election is to take effect, of the election and the date on which it is intended to take effect.

(10) If for any reason the election referred to in sub-clause (9) above is validly revoked within three months after coming into effect, the Landlord shall repay to the Tenant any VAT paid by the Tenant, five Business Days after receipt by the Landlord from Customs of acknowledgement of the revocation.


13.     TRUSTEE LIABILITY PROVISION
(1) Lloyds Bank Plc has entered into this Lease in its capacity as trustee of Schroder Exempt Property Unit Trust ("SEPUT") and therefore notwithstanding any other provision contained in this Lease neither Lloyds Bank Plc nor any successor trustee of SEPUT shall be obliged to meet any liability or claim hereunder save to the extent that the same can be met by it out of the Trust
Assets.

(2) For the purposes of this clause "Trust Assets" means the assets for the time being held upon the trusts of SEPUT.


14.     GENERAL
(1)     Interest and powers of recovery
If any Rent or other sum payable under this Lease is not paid on the day falling 7 days after the date on which it is due it shall bear interest from the date on which it is due until the date of payment at the Default Interest Rate compounded quarterly. Every amount payable under this Lease shall be reserved as rent and shall be recoverable as rent in arrear.

(2)     Disputes
In relation to disputes:

(a) any statement in this Lease that any dispute shall be referred to arbitration means that the dispute shall be determined by a single arbitrator agreed by the Landlord and the Tenant and failing agreement by a single arbitrator appointed by the president or his deputy for the time being of the Royal Institution of Chartered Surveyors in accordance with the Arbitration Acts 1950 to 1979 and 1996; and

(b) any dispute between the Tenant and any tenant or occupier of any other property owned or leased by the Landlord about any right in connection with the use of the Property and the other property or about any boundary structure separating the Property from the other property shall be determined by the Landlord acting reasonably.

(3)     Compensation
Subject to the provisions of section 38(2) of the Landlord and Tenant Act 1954 neither the Tenant nor any person deriving title under the Tenant shall be entitled on quitting the Property to any compensation under section 37 of that Act.

(4)     Joint and several liability
Where the Tenant or any Guarantor is more than one person:

(a) those persons shall be jointly and severally responsible in respect of every obligation undertaken by them under this Lease; and

(b) the Landlord may release or compromise the liability of any of those persons under this Lease or grant any time or other indulgence without affecting the liability of any other of them.

(5)     Whole agreement
This Lease contains the whole agreement between the parties relating to the transaction contemplated by this Lease and supersedes all previous agreements between the parties relating to the transaction.

(6)     Representations
The Tenant acknowledges that in agreeing to enter into this Lease, the Tenant has not relied on any representation, warranty, collateral contract or other assurance. The Tenant waives all rights and remedies which, but for this sub-clause, might otherwise be available to it in respect of any such representation, warranty, collateral contract or other assurance, but nothing in this sub-clause shall limit or exclude any liability for fraud.

(7)     Rights of entry
All rights of entry exercisable by the Landlord extend to include (without limitation) its employees, agents, surveyors, contractors and licensees with or without plant, equipment, appliances and materials.

(8)     Interpretation of covenants
Any covenant by the Tenant not to do or omit anything shall be construed as though the covenant was in addition a covenant not to permit or suffer to be done or omitted that thing.

(9)     Tenant's possessions
If after the Tenant has vacated the Property at the End of the Term any of the Tenant's possessions remain on the Property and the Tenant fails to remove them within fifteen Business Days after being requested to do so by the Landlord then:

(a) the Landlord may dispose of the possessions as agent for the Tenant;

(b) (if disposal is by sale) subject to paragraph (c) the Landlord shall hold the proceeds of sale after deducting the costs and expenses of removal, storage and sale incurred by it to the order of the Tenant;

(c) if the Tenant fails to claim the proceeds of sale within sixty Business Days of the date of the sale, the Landlord may keep them;

(d)     the Tenant indemnifies the Landlord against:

          (i) any liability incurred by the Landlord to any third party whose possessions have been sold by the Landlord in the mistaken belief (which shall be presumed) that the possessions belonged to the Tenant;

          (ii) any damage caused to the Property by the possessions; and

          (iii) all loss, damage, actions, proceedings, claims, demands, costs, damages and expenses properly incurred or suffered by or brought or awarded against the Landlord as a result of the presence of the possessions on the Property after the Tenant has left it at the End of Term.

(10)    Other land
Nothing contained in or implied by this Lease shall:

(a) impose or be deemed to impose any restriction on the use of any land or buildings not comprised in this Lease; or

(b)     give the Tenant:

          (i) the benefit of or the right to enforce or to have enforced or to prevent the release or modification of any covenant, lease, condition or stipulation entered into by any purchaser or tenant from the Landlord in respect of any property not comprised in this Lease; or

          (ii) the right to prevent or restrict in any way the development of any land not comprised in this Lease.

(11)    Severance
To the extent that any provision of this Lease is rendered void by section 25 of the Landlord and Tenant (Covenants) Act 1995, that provision shall be severed from the remainder of this Lease which shall remain in full force and effect. In this sub-clause "provision" includes a clause, a sub-clause or a schedule or any part of any of them.

(12)    Perpetuity Period
The perpetuity period applicable to this Lease is 80 years beginning on the date of this Lease and whenever in this Lease either the Landlord or the Tenant is granted a future interest it must vest within that period and if it has not it will be void for remoteness.

(13)    Notices in writing
Every notice, consent, approval or direction given under this Lease shall be in writing.

(14)    Counterparts
This lease may be executed in any number of counterparts, all of which, taken together, shall constitute one and the same lease and any party may enter into this lease by executing a counterpart.


15.     BREAK CLAUSE
(1)     The Tenant may terminate this Lease on
[                         ](the "Termination Date") by giving to
the Landlord not less than one year and one day's prior written notice, subject to the Tenant:

(1)     paying any arrears of rent payable pursuant to clause
4(1) and VAT thereon on or before the Termination Date;

(2) giving up vacant possession of the Property by the Termination Date;

(3)     making the payment specified in clause 15(2).

        In such case the Term shall cease on the Termination Date and no party shall have any further rights or obligations under this Lease, but this shall not affect any rights or remedies which may have accrued at the Termination Date to any party against the other in respect of any prior breach of any of the covenants and conditions contained in the lease.

(2) On the Termination Date the Tenant shall pay the Landlord a sum calculated in accordance with clause 15(3) and shall hand over to the Landlord the original Lease and all other title deeds and documents relating to the Tenant's interest in the Property and shall execute such documents as the Landlord shall reasonably require in order to cancel any entry or title at H.M. Land
Registry.


(3) The Tenant shall pay a sum calculated in accordance with the following formula:

                                     R x IF2
                                         ---
                                         IF1

where:

        R = the annual rent payable pursuant to clause 4(1) of this Lease at the Termination Date or the annual rent that would be payable but for any cesser or abatement of rent;

Index Figure = the monthly index figure of rental growth published by Investment
            Property Databank Limited in relation to industrial properties in Greater London or in the event of such publication ceasing, such other reasonably comparable index nominated by the Landlord;

       IF1 = the Index Figure last published prior to the tenth anniversary of the Term Commencement Date;

       IF2 = the greater of (a) the Index Figure last published prior to the Termination Date or (b) IF1.

16.     NOTICES
(1) Any notice or other document served under this Lease may be served in any way in which a notice required or authorised to be served under section 196 of the Law of Property Act 1925 may be served.

(2) During such period that the reversion to this Lease is vested in the trustee of Schroder Exempt Property Unit Trust no notice shall be deemed to be validly served on the Landlord unless a copy of such notice is also served on Schroder Property
Investment Management Limited at 31 Gresham Street, London  EC2V
7QA or such other address as the Landlord shall notify to the Tenant.


17.     GOVERNING LAW AND JURISDICTION
(1) This Lease is governed by and shall be construed in accordance with English law.

(2) The Tenant and the Guarantor submit to the jurisdiction of the English courts for all purposes relating to this Lease and appoint Dibb Lupton Alsop (ref RSS) 125 London Wall London EC2Y
5AE (or such other person in the UK as the Guarantor and the Tenant may from time to time nominate by written notice to the Landlord) as agent of each of them for service of process and so that each appointment shall be irrevocable until such time as the Guarantor and the Tenant have given written notice to the Landlord of an alternative person in the UK to accept service of process on their behalf

I N W I T N E S S of which this Lease has been executed as a deed and has been delivered on the date which first appears on page 1.

                                    SCHEDULE 1

                                   The Property

Land on the north side of Coronation Road, Park Royal London NW10 which for the purpose of identification only is shown edged red on the Plan with the building on it having a Gross Internal Area (as defined
in the Code) of [               ] square feet and known as Unit 9,
Phase 3 Matrix Park, Coronation Road, Park Royal, London, NW10. In this Schedule the Code means the fourth edition of the Code of Measuring Practice published by the Royal Institution of Chartered Surveyors and the Incorporated Society of Valuers and Auctioneers.



                                    SCHEDULE 2

                            Rights granted to the Tenant


1. The right to use the Common Parts for all reasonable and appropriate purposes connected with the use and enjoyment of the Property pursuant to this Lease (subject to temporary interruption for repair and maintenance).

2.      The right to park 12 motor cars in the Car Spaces.

3. The right to use the Conduits in the Estate which serve the Property (subject to temporary interruption for repair, alteration or replacement).

4. The right of support and protection from the other parts of the Estate as now enjoyed by the Property.

5. Subject to obtaining the prior written consent of the Landlord (such consent not to be unreasonably withheld or delayed but which consent may be made subject to reasonable requirements and conditions of the Landlord) the right to lay within the Common
Parts but along routes reasonably specified by the Landlord additional Conduits to serve the Property.

6. Subject to the giving of reasonable prior notice to the Landlord and to compliance with all reasonable requirements of the Landlord the right to enter the Common Parts in order to maintain, repair, replace or alter any Conduits now or hereafter exclusively serving the Property the Tenant causing to others as little inconvenience and disturbance as practicable and making good without delay all damage thereby occasioned.


                                    SCHEDULE 3

                         Rights reserved to the Landlord

1. The right to use the Conduits in the Property which serve other parts of the Estate, the right to install new Conduits for the benefit of the remainder of the Estate and the right to repair, maintain and renew existing and new Conduits.

2. The right to enter the Property to exercise any of the rights referred to in this Schedule or for the purposes set out in clause 6(6) PROVIDED THAT such right shall only be exercised
(except in case of emergency) by giving reasonable prior notice to the Tenant and by complying with the Tenant's reasonable security and confidentiality requirements.

3. All rights of light or air or other easements or rights over or belonging to any other land or buildings (including other parts of the Estate).

4. The right to build, re-build or carry out any works on any other land or buildings (including other parts of the Estate) even if it interferes with the passage of light or air to the Property or causes nuisance, damage, annoyance or inconvenience to the Tenant or occupier of the Property by noise, dust, vibration or otherwise provided that it does not materially affect the ability of the Tenant or the occupier to use the Property for any purpose permitted by this Lease.

5. The support and protection from the Property enjoyed by other parts of the Estate.

6. The right to build, alter and install and afterwards to maintain buildings, structures and fixtures on, into or projecting over or under or taking support from the Property (but those buildings, structures and fixtures shall not become part of the Property).



                                    SCHEDULE 4

                          Matters affecting the freehold

All matters registered or pending registration as at the date hereof in the Property and Charges Registers of Title Number AGL54738 maintained by HM Land Registry (with the exception of Financial charges, if any) and the Deed dated 7th August 1998 made between the Landlord and Railtrack insofar as such matters affect the Property still subsist and are capable of enforcement


                                    SCHEDULE 5

                               Guarantee Provisions

1. The Guarantor guarantees to the Landlord the due and punctual payment and performance by the Tenant of all the tenant's obligations and liabilities under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of the non-payment or non-performance of those obligations or liabilities.

2.      The obligations of the Guarantor under this Lease:

(a) constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Tenant is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Tenant under this Lease without the need for any recourse on the part of the Landlord against the Tenant;

(b)     will not be affected by:

          (i) any time or indulgence granted to the Tenant by the Landlord;

          (ii) any legal limitation, disability or other circumstances relating to the Tenant or any irregularity, unenforceability or invalidity of any obligations of the Tenant under this Lease;

          (iii) any licence or consent granted to the Tenant or any variation in the terms of this Lease save as provided in section 18 of the Landlord and Tenant
          (Covenants) Act 1995;

          (iv) the release of one or more of the parties defined as the Guarantor (if more than one); or

          (v) any other act, omission, matter, event or thing whereby (but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release by deed given by the Landlord.

3. So long as this guarantee remains in force the Guarantor shall not:

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Tenant, claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the obligations of the Tenant under this Lease; or

(c)     exercise any right of set-off against the Tenant.

4. If the Landlord brings proceedings against the Tenant, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings in so far as the same relate to the subject matter of this Lease PROVIDED THAT the Landlord shall have served a copy of the writ summons petition or similar process which initiated such proceedings on the Guarantor before the expiry of 7 days after such proceedings were initiated


5.      If:

(a) the Tenant (being a company) enters into liquidation and the liquidator disclaims this Lease; or

(b) the Tenant (being a company) is dissolved and the Crown disclaims this Lease; or

(c) the Tenant (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease; or

(d)     this Lease is forfeited,

        then within six months after the disclaimer or forfeiture the Landlord may require the Guarantor by notice to accept a lease of the Property for a term equivalent to the residue which would have remained of the Term if there had been no disclaimer or forfeiture at the same rents and subject to the same covenants and conditions (including those as to the review of rent) as are reserved by and contained in this Lease (with the exception of this Schedule).

6. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer or forfeiture and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer or forfeiture as if the new lease had been granted on the date of disclaimer or forfeiture.

7. The Guarantor or his personal representatives shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

8. If the Landlord does not require the Guarantor to take a Lease of the Property, the Guarantor shall pay to the Landlord on demand a sum equal to the rent that would have been payable under this Lease but for the disclaimer or forfeiture in respect of the period from the date of the disclaimer or forfeiture until the date which is six months after the date of the disclaimer or forfeiture or the date on which the Property has been re-let by the Landlord, whichever first occurs.

9. If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Tenant under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.


                                     SCHEDULE 6

                           Authorised guarantee provisions


1. The Guarantor guarantees to the Landlord the performance by the Assignee throughout the Guarantee Period of each of the covenants falling to be complied with by the tenant under this Lease and shall indemnify the Landlord against all losses, damages, costs and expenses arising or incurred by the Landlord as a result of such non-performance.

2.      The obligations of the Guarantor under this guarantee will not be affected by:

(a) any time or indulgence granted to the Assignee by the Landlord;

(b) any legal limitation, disability or other circumstances relating to the Assignee or any irregularity, unenforceability or invalidity of any obligations of the Assignee under this Lease;

(c) any licence or consent granted to the Assignee or any variation in the terms of this Lease save as provided in section 18 of the Act;

(d) the release of one or more of the parties defined as the Guarantor (if more than one); or

(e)     any other act, omission, matter, event  or thing whereby
(but for this provision) the Guarantor would be exonerated in whole or in part from the guarantee other than a release under seal given by the Landlord.

3. The Guarantor is liable to the Landlord under this guarantee as sole or principal debtor and the obligations of the Guarantor under this guarantee constitute a direct, primary and unconditional liability to pay on demand to the Landlord any sum which the Assignee is liable to pay under this Lease and to perform on demand by the Landlord any obligation of the Assignee under this Lease without the need for any recourse on the part of the Landlord against the Assignee. If the Landlord brings proceedings against the Assignee, the Guarantor shall be bound by any findings of fact, interim or final award or interlocutory or final judgment made by an arbitrator or the court in those proceedings.

4. If during the Guarantee Period the Assignee (being a company) enters into liquidation and the liquidator disclaims this Lease, or the Assignee (being a company) is dissolved and the Crown disclaims this Lease, or the Assignee (being an individual) becomes bankrupt and the trustee in bankruptcy disclaims this Lease, then within six months after the disclaimer the Landlord may require the Guarantor by notice to enter into a new lease of the Property for a term equivalent to the residue which would have remained of the term granted by this Lease if there had been no disclaimer at the same rents and subject to the same covenants and conditions (including as to the review of rent) as are reserved by and contained in this Lease.

5. The new lease and the rights and liabilities under it shall take effect as from the date of the disclaimer and the Guarantor shall be liable for all payments due under the new lease as from the date of disclaimer as if the new lease had been granted on the date of disclaimer.

6. The Guarantor shall pay the Landlord's costs of and accept the new lease and shall execute and deliver to the Landlord a counterpart of it.

7. If the Landlord does not require the Guarantor to take a new lease of the Property the Guarantor shall pay to the Landlord on demand a sum equal to the rents that would have been payable under this Lease but for the disclaimer in respect of the period from the date of the disclaimer until the date which is six months after the date of the disclaimer or the date on which the Property has been re-let by the Landlord, whichever first occurs.

8.      During the Guarantee Period the Guarantor shall not;

(a) in the event of any bankruptcy, liquidation, rehabilitation, moratorium or other insolvency proceedings relating to the Assignee claim or prove as creditor in competition with the Landlord; or

(b) be entitled to claim or participate in any security held by the Landlord in respect of the Assignee's obligations to the Landlord under this Lease; or

(c)     exercise any right of set off against the Assignee.

9. To the extent that any provision of this guarantee does not conform with section 16 of the Act, that provision shall be severed from the remainder of this guarantee and this guarantee shall have effect as if it excluded that provision.

10      If any VAT is payable by the Tenant to the Landlord under the terms of the Lease, the Guarantor's obligation shall extend to that VAT. If the Guarantor makes any payment in respect of VAT, the Landlord's obligation to issue a VAT invoice to the Assignee under the Lease in respect of that VAT shall not be affected, and the Landlord shall not be under any obligation to issue a VAT invoice to the Guarantor in respect of that VAT.

11.     In this Schedule:

"Act" means the Landlord and Tenant (Covenants) Act 1995;

"Assignee" means [insert name of assignee in respect of whom the Tenant is entering into the authorised guarantee agreement];

"Guarantee Period" means the period during which the Assignee is bound by the covenants by the Tenant in this Lease; and

"Guarantor" means the outgoing Tenant.


                                     SCHEDULE 7

                                Service Charge Costs

1. The cost of inspecting, repairing, maintaining, cleaning, decorating and lighting the whole of the Retained Areas (including any party walls separating Lettable Areas) including any retaining walls situate on the Estate and the boundary walls and fences of the Estate and all Conduits serving the Estate (excluding those serving solely any of the Lettable Areas).

2.      The cost of providing the services referred to in clause 7(3).

3. The cost of the maintenance (including planting) of all open and landscaped areas within the Retained Area.

4. The cost of the erection and maintenance of directional or other signs or notice boards relating to the Estate or it occupiers.

5. The cost of the establishment and enforcement of regulations for the benefit or better ordering of the Estate or any part of the Estate.

6. The cost of providing caretaking and security services to the Estate.

7. The cost of marking out the roads, footpaths, service areas, loading bays and all other relevant parts of the Retained Areas.

8.      The cost of refuse disposal.

9. The cost of all fuel for the functions referred to in the other paragraphs of this Schedule.

10. All Outgoings (as defined in clause 6(3)) assessed, charged or imposed on the Estate as a whole and the Retained Areas.

11. Any amount which the Landlord may be called upon to pay as a contribution towards the expense of making, repairing, maintaining, cleaning or lighting anything used by the Estate and any nearby property.

12. The cost of complying with, making representations against or contesting the incidence of any enactment relating or alleged to relate to the Estate.

13. All professional fees reasonably and properly incurred by the Landlord in connection with the administration and the general management of the Estate including (without limitation):

(a) the Landlord's agent's fees in connection with management of the Estate (excluding rent collection); and

(b) fees payable in connection with the service charge account.

14. The reasonable fees of the Landlord or any company associated with the Landlord where the Landlord or that company, rather than a third party, undertakes any obligations under this Lease or other function referred to in this Schedule.

15. The interest and fees on borrowing any money to finance any of the functions referred to in this Schedule.

16. Any other sum properly incurred by the Landlord in connection with the management of the Estate.





SIGNED as a deed by                     )
                         Trust Manager  )
as attorney for LLOYDS BANK PLC         )
in the presence of:                     )


Witness's
Signature: ...............................................

Name : ...................................................

Address : ................................................

 ...............................................................

 ...............................................................






EXECUTED as a DEED by EXODUS
INTERNET LIMITED acting by
two Directors or a Director and its
Company Secretary


                                Director
                                Director/Secretary






SIGNED as a DEED by EXODUS
COMMUNICATIONS  Plc acting by
Richard Stoltz its Authorised Signatory
in accordance with the constitution of the Company and the country in which it is incorporated

                                Authorised Signatory





                    DATED                                       1999



                                 LLOYDS BANK PLC
                 (as trustee of Schroder Exempt Property Unit Trust)



                                     - and -



                             EXODUS INTERNET LIMITED



                                     - and -



                            EXODUS COMMUNICATIONS INC





                     ----------------------------------------
                                    L E A S E

                               of property known as
                           Unit 9 Phase 3 Matrix Park,
                     Coronation Road, Park Royal, London NW10
                     ----------------------------------------









                                  ALLEN & OVERY
                                     London
                                  PY0447813.01

                    DATED                                   1999
                    --------------------------------------------



       LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST)(1)




                                     - and -



                             EXODUS INTERNET LIMITED (2)




                      -----------------------------------------
                             RENT SECURITY DEPOSIT DEED
                       Relating to Unit 9 Phase 3 Matrix Park
                      Coronation Road  Park Royal  London  NW10
                      -----------------------------------------







                                   WILDE SAPTE
                                  1 Fleet Place
                                 London EC4M 7WS

                               Tel. 0171 246 7000
                               Fax. 0171 246 7777

                         Ref: TLF/SJG/145764/PY447840.01


                                TABLE OF CONTENTS


Clause  Heading                                                       Page  No.

1.      Definitions and Interpretation                                    1
2.      The Deposit                                                       2
3.      The Deposit Account                                               3
4.      Withdrawals from and Maintenance of the Deposit Account           3
5.      Transfer of the Landlord's Interest                               4
6.      Release of Deposit                                                4
7.      Interest                                                          5
8.      Miscellaneous                                                     5



THIS DEED  is made the                   day of                      1999
BETWEEN

(1) LLOYDS BANK PLC (as Trustee for SCHRODER EXEMPT PROPERTY UNIT TRUST) of 71 Lombard Street London EC3P 3BS ("the Landlord")

(2) EXODUS INTERNET LIMITED whose registered office is at Fountain Precinct Balm Green Sheffield South Yorkshire S1 1RZ
(Company Number 3591136) ("the Tenant")

WHEREAS

(A)     This Deed is supplemental to the Lease

(B) The Landlord is entitled to the reversion immediately expectant upon the determination of the term of the Lease and the Tenant is entitled to the residue of the term of the Lease


WITNESSES as follows:

1.      DEFINITIONS AND INTERPRETATION

1.1     Definitions

In this Deed unless the context otherwise requires or except as otherwise expressly provided the "Bank" means Lloyds Bank PLC or such other London Clearing
Bank or registered building society of the Landlord's choice at which the Deposit Account is maintained from time to time the "Deposit" means the moneys referred to in Clause 2 below together with any interest credited to the Deposit Account and any moneys received from the Tenant and added to the Deposit
Account

the "Deposit Account" means such interest bearing deposit account opened at the Bank in the Landlord's name and into which the Deposit is paid by the Landlord the "Landlord" (where the context so admits) shall include its successors in title and personal representatives the "Lease" means the lease dated today made between the
Landlord and Tenant of the Property for a term of 25 years
from [              ] 1999 and includes all documents made
supplemental or pursuant thereto

"Net Asset Value" means tangible net asset value excluding goodwill and intellectual property determined in accordance with UK Accounting Principles.

"Net Profits" means net trading profit (excluding extraordinary and exceptional items) or net investment income
(after deduction of management expenses) in each case after tax and determined in accordance with UK Accounting Principles the "Property" means Unit 9 Phase 3 Matrix Park  Coronation
Road Park Royal London NW10 being the property demised by the Lease

"Rental Liability" means a sum equal to the rent from time to time payable under the Lease or (if higher) the Landlord's reasonable estimate of the anticipated rent payable under the Lease following any rent review outstanding during the Years of Account

"UK Accounting Principles" means UK accounting principles generally accepted from time to time and consistently applied

"Years of Account" means three consecutive years of account

1.2     Interpretation

In this Deed (unless otherwise provided)

1.2.1 clause headings are inserted for ease of reference only and shall not affect construction

1.2.2 reference to clauses and sub-clauses are to the clauses and sub-clauses of and to this Deed and

1.2.3 words denoting one gender include all genders, words denoting individuals or persons include corporations and trusts and vice versa, words denoting the singular include the plural and vice versa, and words denoting the whole include a reference to any part thereof


2.      THE DEPOSIT

2.1 The Landlord hereby acknowledges receipt of a bank draft issued by a bank which is a member of CHAPS Limited or of the receipt of monies by telegraphic transfer to its solicitors account in the sum of L [insert amount equal to one year's rent] plus Value Added Tax such payment being made as security for the due performance and observance of the covenants agreements and conditions on the part of the Tenant under the Lease and all losses costs and expenses which the Landlord may incur by reason of or consequent upon any breach of those covenants agreements and conditions and (without prejudice to the generality of the foregoing) as more particularly provided in Clause 4 below and the Landlord shall be entitled to set off the Deposit against any sums owed to it under the Lease

2.2 Following the ascertainment of a revised rent expressed as an annual amount (the "Revised Rent") in accordance with clause 4 of the Lease the Tenant shall pay to the Landlord by way of a bank draft issued by a bank which is a member of CHAPS Limited within seven days of such ascertainment an additional sum calculated in accordance with the following formula (the "Additional Sum") plus VAT on the Additional Sum:

 L X = L A - B

Where:

 X = the additional sum to be paid to the Landlord in accordance with this Clause

 A = the amount of the Revised Rent

 B = the yearly rent payable under clause 4 of the Lease immediately prior to the ascertainment of the Revised Rent or the yearly rent which would be payable immediately prior to such ascertainment but for any abatement or suspension of rent under the Lease

2.3 Within five Working Days of receipt of the Additional Sum by the Landlord the Landlord shall pay the Additional Sum into the Deposit Account and the Additional Sum shall thereafter form part of the Deposit against which the Landlord shall be entitled to set off any sums owed to it under the Lease in accordance with this Deed


3.      THE DEPOSIT ACCOUNT

3.1 The Landlord shall forthwith place the Deposit in the Deposit Account until withdrawal or repayment of the Deposit in accordance with the terms of Clause 6 below

3.2 The Landlord shall also credit to the Deposit Account any sums subsequently paid to it by the Tenant under Clause 4.2


4.      WITHDRAWALS FROM AND MAINTENANCE OF THE DEPOSIT ACCOUNT

4.1 The Landlord and Tenant hereby agree that without prejudice to any other right or remedy which the Landlord may have under this Deed or the Lease the Landlord shall be entitled on 5 days prior written notice to the Tenant to withdraw from the Deposit from time to time the sums specified below which shall thereupon become the absolute property of the Landlord

4.1.1 any liquidated and ascertained sum (including interest) (whether rent or otherwise and whether or not any formal demand has been made) which is due to the Landlord from the Tenant in respect of the Lease and which is unpaid for a period of fourteen days after the due date

4.1.2 any liquidated and ascertained loss, expense, cost, claim, liability or damage suffered or incurred by the Landlord as the result of any breach of any covenant agreement or condition on the part of the Tenant under the Lease

4.2 The Landlord shall notify the Tenant in writing within fourteen days after any withdrawal of any sum from the Deposit and the reason for such withdrawal and (if the Lease is still subsisting) the Tenant hereby covenants forthwith to pay the Landlord for payment into the Deposit Account a bank draft issued by a bank which is a member of CHAPS Limited for such further sum as shall restore the Deposit to its balance prior to such withdrawal

4.3 It is further agreed that if the Lease shall be forfeited or disclaimed by any liquidator or trustee in bankruptcy of the Tenant or otherwise determined otherwise than by agreement
(which agreement shall include the valid exercise of an option to determine the Lease) the Deposit shall continue to be available to the Landlord in the manner set out above until it shall be exhausted or until there shall be no further liability of the Tenant to the Landlord whereupon any remaining balance of the Deposit shall be released to the Tenant as soon as reasonably practicable

4.4 The Landlord should as soon as reasonably practicable pay into the Deposit Account the full amount of any sum (together with Interest (as defined in the Lease)) shown to have been incorrectly withdrawn by the Landlord or if earlier following the date on which the Landlord first becomes aware of an error having been made


5.      TRANSFER OF THE LANDLORD'S INTEREST

If the Landlord transfers the reversion immediately expectant upon the determination of the Lease before the Deposit has become repayable to the Tenant pursuant to Clause 6 either

5.1     5.1.1   the Tenant shall if required by (and at the cost of)
the Landlord such costs if incurred by the Tenant to be reasonable, enter into a rent deposit deed with the transferee of such reversion in identical terms to this Deed (but with the name of the transferee being substituted for the name of the Landlord) and

5.1.2 the Landlord shall procure that any transferee enters into a rent deposit deed with the Tenant in identical terms to this Deed (but with the transferee's name substituted for the name of the Landlord) and on completion of such deed transfer the balance of the Deposit to such account as shall have been opened by the transferee (after the deduction of any sum withdrawn pursuant to Clause 4 above) and upon serving notice of such transfer on the Tenant shall forthwith be released automatically from any further liability under the terms of this Deed

or

5.2 The Landlord may instead release the balance of the Deposit to the Tenant (after the deduction of any sum withdrawn pursuant to Clause 4 above)


6.      RELEASE OF DEPOSIT

6.1 The Deposit or such part thereof as shall be remaining shall be released by the Landlord and repaid to the Tenant on the earlier of:

6.1.1 one calendar month after the expiration or sooner determination (by agreement) of the term granted by the Lease or its determination in consequence of the exercise by the Tenant of any option to determine conferred on it by the Lease and in either case vacant possession of the premises demised by the Lease being given to the Landlord; or

6.1.2 the Tenant demonstrating that it has made Net Profits for each of the immediately preceding Years of Account at least equal to three times the Rental
Liability and that in each of those Years of Account it has a Net Asset Value of not less than five times the Rental Liability and provided always the Tenant has paid to the Landlord all sums set out as in Clause 4 above (failing which the Landlord may deduct such sums as are properly due from the Deposit) the Landlord shall then release the balance to the Tenant within 5 working days of receipt of a written request from the Tenant for such release

6.2 The Tenant may demonstrate that it satisfies the requirements of Clause 6.1.2 by means of audited accounts or by means of such other evidence as shall be reasonably acceptable to the Landlord


7.      INTEREST

7.1 The Landlord shall use all reasonable endeavours to select a Deposit Account which yields the best rate of interest reasonably obtainable from the Bank having regard to the provisions of this Deed

7.2 The interest accruing on the Deposit shall belong to the Tenant but in the first instance shall be used in or towards payment of any sums payable by the Tenant pursuant to clauses
2.3 and 4.2 of this Deed and subject thereto such interest
(less tax properly deducted) shall be paid to the Tenant on an annual basis

7.3 All tax payable in respect of interest accruing on the Deposit shall be paid by the Tenant from its own money


8.      MISCELLANEOUS

It is hereby agreed and declared that:
8.1 The existence of the Deposit shall not prejudice the Landlord's ability to proceed against the Tenant for any breach of any covenant agreement or condition on the part of the Tenant under the Lease or entitle the Tenant to withhold any moneys or fail to perform any covenant agreement or condition under the Lease and the Deposit shall not be regarded as an advance payment of rent

8.2 The proviso for re-entry contained in the Lease shall be exercisable as well upon any breach of any covenant or obligation on the part of the Tenant contained in this Deed as on the happening of any of the events mentioned in the Lease

8.3 The rights of the Landlord under this Deed do not limit its rights under the Lease

8.4 The provisions as to notices contained in the Lease shall apply to notices served pursuant to this Deed

8.5 The Landlord may at any time terminate this Deed by paying the Deposit to the Tenant and on doing so will automatically be released from all liabilities and obligations under this Deed except in relation to rights of the Tenant that have arisen before the termination

8.6 Any termination under clause 8.5 and any payment of the Deposit shall not affect the Landlord's rights under the Lease

8.7 The Tenant shall not assign to any person whatsoever the benefit of any of the Tenant's rights under this Deed, nor assign, transfer or otherwise dispose of all or any part of its rights, title or interest in or to the Deposit, nor create any further encumbrance or other security interest over the whole or any part of the Deposit

8.8 If any provision of this Deed is or becomes void or unenforceable in whole or in part that provision to that extent is to be deemed not to form part of this Deed but the validity and enforceability of the remainder of that provision or of the Deed are not to be affected

8.9 This Agreement shall be governed by and construed in accordance with English law and the parties irrevocably agree that the courts of England are to have exclusive jurisdiction to settle any disputes which may arise out of or in connection with this Agreement

AS WITNESS this Deed (which shall be delivered when dated) has been executed by the parties or their duly authorised representatives on the date first stated above



SIGNED and DELIVERED as a DEED        )
by [                        ]         )
Trust Manager as attorney for         )
LLOYDS BANK PLC in the presence  of:  )





EXECUTED and DELIVERED as a DEED by   )
EXODUS INTERNET LIMITED acting by two )
Directors or a Director and its       )
Company Secretary                     )

                                         Director


                                         Director/Company  Secretary